UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant  ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GW PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GW Pharmaceuticals plc

(Incorporated and registered in England and Wales

with registered number 04160917)

Registered office: Sovereign House, Vision Park, Chivers Way, Histon, Cambridge CB24 9BZ,

United Kingdom

April 10, 2020

Dear Shareholder:

2020 Annual General Meeting of GW Pharmaceuticals plc (the “AGM”)

This letter, the notice of the AGM set out in this document (the “Notice”) and associated materials for the AGM are being sent to you because, as of March 31, 2020, you are registered as a holder of ordinary shares in the register of members of the Company. However, this letter, the Notice and associated materials will also be available to holders of American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.

I am pleased to confirm that our AGM will take place at 4:00 p.m. London time (11:00 a.m. New York City time) on Tuesday, May 26, 2020 at Kingsgate House, Newbury Rd, Andover, SP10 4DU, England. The Notice is set out in this document and it contains the resolutions to be proposed at the AGM (the “Resolutions”).

The Company wishes to confirm that the 2020 AGM of GW Pharmaceuticals plc is intended to proceed as planned at 4:00 p.m. (London time) on 26 May 2020 at Kingsgate House, Newbury Rd., Andover, SP10 4DU, England, in accordance with the Notice of 2020 AGM. However, shareholders are encouraged to vote by proxy, appointing the Chairman of the meeting to vote proxy votes where possible and to follow the latest United Kingdom (“UK”) government guidance at the relevant time in respect of the evolving situation regarding COVID-19 and public gatherings.

At previous Annual General Meetings, once the formal business of the AGM has been completed, management have taken the opportunity to provide a business update presentation to those shareholders who attend the meeting in person. This year, given the COVID-19 situation, such a presentation will not be provided and the meeting shall focus entirely upon conducting the formal business of the meeting.

The health of the Company’s shareholders, as well as its officers, employees and customers, is of paramount importance. The Company’s attendance in person will be limited to satisfy the requirements of a quorum; however, certain other members of the Company’s Board of Directors (“Board”) will be available on an audio link.

Given the likely difficulty for shareholders to attend the AGM in person, shareholders are encouraged to vote by proxy in accordance with the instructions provided in the AGM Notice and contained within this document. In order to be valid (and regardless of whether shareholders intend to complete and return a hard copy Form of Proxy or appoint a proxy electronically), the proxy appointment and instructions must be received by 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 for holders of ordinary shares in the Company or by 10:00 a.m. (New York City time) on May 20, 2020 for holders of American Depositary Shares.

The Company will continue to monitor UK government advice, which is evolving rapidly. In the event that our AGM arrangements have to change, the Company will issue a further communication via a regulatory news service and on the Company’s Investor Relations section of our website at www.gwpharm.com.

Action to be taken by holders of ordinary shares in the Company

If you are a holder of ADSs, please ignore this section and refer instead to the section below “—Holders of American Depositary Shares”.

If you are a holder of ordinary shares in the Company and are planning to attend the AGM in person (or by way of corporate representative), it would be helpful if you could inform Adam George on +44 (0)20 7291 0552.

If you are unable to attend the AGM, you can still vote on the Resolutions by appointing a proxy. A form of proxy for use at the AGM is enclosed. You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, England as soon as possible but in any event by no later than 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020.

You may also submit your proxy vote online at www.signalshares.com to arrive by no later than 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020. The return of a form of proxy or the electronic appointment of a proxy does not preclude you from attending and voting at the AGM if you so wish.

In order to attend and vote at the AGM as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020.

Therefore, if you sell or transfer your ordinary shares in the Company on or prior to May 21, 2020, your form of proxy can no longer be used and, if submitted (whether before or after you sell or transfer your ordinary shares), will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Adam George, Company Secretary to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital of the Company into an interest in the capital of the Company represented by ADSs before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to attend and vote at the AGM as an ordinary shareholder. You will also not be able to use the enclosed form of proxy. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares—please refer to the next section “—Holders of American Depositary Shares”.

Holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register by 5:00 p.m. New York City time on Tuesday, March 31, 2020 (the record date for ADS holders).

If you hold ADSs through a bank, broker or nominee on March 31, 2020, the AGM documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. on or before 10:00 a.m. (New York City time) on the Deadline: May 20, 2020.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A.—ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

If at any point you require guidance, please contact Adam George, Company Secretary, by email: ageorge@gwpharm.com, tel: +44 (0)207 291 0552.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. Your Directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your Directors unanimously recommend that you vote in favour of the Resolutions as each of the Directors with personal holdings of shares in the Company intends to do in respect of their own beneficial holdings of shares.

Thank you for your ongoing support of GW Pharmaceuticals.

Yours sincerely,

/s/ Dr. Geoffrey W Guy
Dr. Geoffrey W Guy
Chairman, GW Pharmaceuticals plc

GW Pharmaceuticals plc

(Incorporated and registered in England and Wales

with registered number 04160917)

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY MAY 26, 2020

NOTICE is hereby given that the Annual General Meeting (“AGM”) of GW Pharmaceuticals plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Tuesday May 26, 2020, at 4:00 p.m. London time (11:00 a.m. New York City time) at Kingsgate House, Newbury Rd, Andover, SP10 4DU, England.

The Company wishes to confirm that the 2020 AGM of GW Pharmaceuticals plc is intended to proceed as planned at 4:00 p.m. (London time) on 26 May 2020 at Kingsgate House, Newbury Rd., Andover, SP10 4DU, England, in accordance with the Notice of 2020 AGM. However, shareholders are encouraged to vote by proxy, appointing the Chairman of the meeting to vote proxy votes where possible and to follow the latest UK government guidance at the relevant time in respect of the evolving situation regarding COVID-19 and public gatherings.

At previous Annual General Meetings, once the formal business of the AGM has been completed, management have taken the opportunity to provide a business update presentation to those shareholders who attend the meeting in person. This year, given the COVID-19 situation, such a presentation will not be provided and the meeting shall focus entirely upon conducting the formal business of the meeting.

The health of the Company’s shareholders, as well as its officers, employees and customers, is of paramount importance. The Company’s attendance in person will be limited to satisfy the requirements of a quorum; however certain other members of the board will be available on an audio link.

Given the likely difficulty for shareholders to attend the AGM in person, shareholders are encouraged to vote by proxy in accordance with the instructions provided in the AGM Notice and contained within this document. In order to be valid (and regardless of whether shareholders intend to complete and return a hard copy Form of Proxy or appoint a proxy electronically), the proxy appointment and instructions must be received by 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 for holders of ordinary shares in the Company or by 10:00 a.m. (New York City time) on May 20, 2020 for holders of American Depositary Shares.

The Company will continue to monitor UK government advice, which is evolving rapidly. In the event that our AGM arrangements have to change, the Company will issue a further communication via a regulatory news service and on the Company’s Investor Relations section of our website at www.gwpharm.com.

At the AGM, the following business shall be transacted:

Ordinary resolutions

1. To re-elect as a director, Dr. Geoffrey Guy, who retires by rotation in accordance with the Articles of Association.

2. To re-elect as a director, Cabot Brown, who retires by rotation in accordance with the Articles of Association.

3. To approve the 2020 Long-Term Incentive Plan set forth as Annex A to the attached proxy statement.

4. To receive and approve the directors’ remuneration report (excluding the directors’ remuneration policy included on pages      to      of the directors’ remuneration report) as set out on pages      to      of the Directors’ and Auditors’ Reports and the Statement of Accounts for the 12-month period ended December 31, 2019 (the “2019 U.K. Annual Report”) and also set forth as Annex B to the attached proxy statement (excluding the directors’ remuneration policy).

5. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement under the “Compensation Discussion and Analysis section, the compensation tables and the narrative disclosures that accompany the compensation tables, for the 12-month period ended December 31, 2019.

6. To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2020.

7. To re-appoint Deloitte LLP as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders.

8. To authorize the Audit Committee to determine remuneration of the Company’s auditors for the fiscal year ending December 31, 2020.

9. To receive and adopt the 2019 U.K. Annual Report and to note that the directors do not recommend the payment of any dividend for the 12-month period ended December 31, 2019.

10. To authorize the directors, generally and unconditionally for the purpose of s551 of the U.K. Companies Act 2006 to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to a maximum aggregate nominal amount of £124,200, being approximately 33% of the Company’s issued ordinary share capital at March 31, 2020, to such persons at such times and upon such conditions as the directors may determine (subject to the Company’s articles of association). This authority shall expire on the earlier of May 26, 2021 and the conclusion of the annual general meeting of the Company to be held in 2021.

The Company may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired.

The authority referred to in this resolution will replace the existing authority conferred on the directors under s551 of the U.K. Companies Act 2006 at the annual general meeting held on June 13, 2019, but without prejudice to any allotment of shares or grant of Rights already made or offered or agreed to be made pursuant to such authority.

The application of the authority in this resolution is to be interpreted in accordance with s549(2) and (3) and s559 of the U.K. Companies Act 2006.

Special resolution

11. Subject to the passing of Resolution 10, to empower the directors generally pursuant to s570(1) of the U.K. Companies Act 2006 to allot equity securities (as defined in s560 of the U.K. Companies Act 2006) for cash pursuant to the general authority conferred on them by Resolution 11 as if s561(1) of the U.K. Companies Act 2006 did not apply to that allotment. This power:

(a) shall be limited to the allotment of equity securities for cash up to a maximum aggregate nominal value of £37,250, being approximately 10% of the Company’s issued ordinary share capital at March 31, 2020;

(b) expires at the same time as the authority conferred by Resolution 10, but so that the Company may, before this power expires, make an offer or agreement which would or might require equity securities to be allotted or rights to be granted after it expires and the directors may allot equity securities in pursuance of such offer or agreement as if this power had not expired; and

(c) applies in relation to a sale of shares which is an allotment of equity securities by virtue of s560(3) of the U.K. Companies Act 2006 as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Resolution 10” were omitted.

For the purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with s560 of the U.K. Companies Act 2006.

Proposals No. 1 through 10 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposal 11 will be proposed as a special resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing at least 75% of the votes cast (in person or by proxy) at the meeting who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in Proposals No. 4, 5 and 9 regarding approval of our U.K. statutory directors’ annual report on remuneration for the 12-month period ended December 31, 2019, approval of the compensation of our named executive officers for the 12-month period ended December 31, 2019 and approval of our Directors’ and Auditors’ Reports and Statement of Accounts for the 12-month period ended December 31, 2019 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on Proposals No. 4, 5, and 9.

The results of any polls taken on the resolutions at the AGM and any other information required by the U.K. Companies Act 2006 will be made available on our website (http://www.gwpharm.com) as soon as reasonably practicable following the AGM and for the required period thereafter.

BY ORDER OF THE BOARD OF DIRECTORS	Registered Office

/s/ Adam George	Sovereign House, Vision Park, Chivers Way, Histon,
Adam George Company Secretary April 10, 2020	Cambridge CB24 9BZ, United Kingdom Registered in England and Wales No 04160917

Notes

(1)

Any member entitled to attend, speak and vote at the AGM may appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a member of the Company but must attend the meeting. A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that member. To appoint more than one proxy you should contact the Company’s registrar, Link Asset Services, at the address below.

(2)

Only those members registered in the register of members of the Company as at 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 or, in the event that the meeting is adjourned, in such register not later than 48 hours before the time of the adjourned meeting, shall be entitled to attend, or vote (whether in person or by proxy) at the meeting in respect of the number of shares registered in their names at the relevant time.

(3)

A form of proxy has been provided for use by members. To be valid it should be completed, signed and delivered (together with the power of attorney or other authority (if any) under which it is signed, or a notarially certified copy of such power or authority) to the Company’s Registrars, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, not later than 48 hours (not including non-business days) before the time appointed for holding the AGM or any adjourned meeting or, in the case of a poll taken more than 48 hours after it is demanded, not less than 24 hours before the time appointed for the taking of the poll.

(4)

In the case of a corporation, the form of proxy must be executed under its common seal or signed on its behalf by an attorney or a duly authorized officer of the corporation. A corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all its powers as a member provided that they do not do so in relation to the same shares.

(5)

In the case of joint holders, the vote of the senior who tenders a vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register of members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(6)

CREST members who wish to appoint a proxy or proxies by using the CREST electronic proxy appointment service may do so for the AGM and any adjournments of it by utilizing the procedures described in the CREST Manual. The message (a CREST proxy instruction) must be properly authenticated in accordance with the specifications of Euroclear UK & Ireland Limited (“EUI”) and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the Company’s registrar, Link Asset Services (ID RA10) not later than the time stated in Note (3) above. For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the message by the CREST Applications Host) from which the Company’s registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by EUI.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that EUI does not make available special procedures for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider, to procure that its CREST sponsor or voting service provider takes) such action as shall be necessary to ensure that a message is transmitted by any particular time. Reference should be made to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

The Company may treat as invalid a CREST proxy instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(7)

The completion and return of a form of proxy will not preclude a member from attending in person at the meeting and voting should he/she wish to do so, but if a member appoints a proxy and attends the meeting in person, the proxy appointment will automatically be terminated. Further, the appointment under the form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, not less than 48 hours (not including non-business days) before the time fixed for the holding of the AGM or any adjournment thereof (as the case may be).

(8)

Under Section 527 of the U.K. Companies Act 2006 (“CA 2006”), members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (a) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (b) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the CA 2006.

(9)

The Company may not require the members requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the CA 2006. Where the Company is required to place a statement on a website under Section 527 of the CA 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under Section 527 of the CA 2006, to publish on a website.

(10)

Copies of the Directors’ service contracts and letters of appointment for non-executive directors will be available for inspection at the registered office of the Company at Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom during normal business hours on any week day (public holidays excepted) from the date of this Notice of AGM until the date of the AGM, and at the place of the AGM for one hour before the meeting and at the meeting itself.

(11)

As of March 31, 2020 (being the last practicable date before circulation of this Notice), the Company’s issued ordinary share capital consisted of 372,509,000 ordinary shares, carrying one vote each. Therefore, the total voting rights in the Company as of that date are 372,509,000 votes.

(12)

Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, England. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.

GW Pharmaceuticals plc

Sovereign House

Vision Park

Chivers Way

Histon

Cambridge CB24 9BZ, United Kingdom

Registered Company No. 04160917

PROXY STATEMENT FOR THE 2020 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 26, 2020

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors of GW Pharmaceuticals plc (referred to herein as the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held on Tuesday, May 26, 2020, at 4:00 p.m. London time (11:00 a.m. New York City time), at Kingsgate House, Newbury Rd, Andover, SP10 4DU, England.

The Company wishes to confirm that the 2020 AGM of GW Pharmaceuticals plc is intended to proceed as planned at 4:00 p.m. (London time) on 26 May 2020 at Kingsgate House, Newbury Rd., Andover, SP10 4DU, England, in accordance with the Notice of 2020 AGM. However, shareholders are encouraged to vote by proxy, appointing the Chairman of the meeting to vote proxy votes where possible and to follow the latest United Kingdom (“UK”) government guidance at the relevant time in respect of the evolving situation regarding COVID-19 and public gatherings.

At previous Annual General Meetings, once the formal business of the AGM has been completed, management have taken the opportunity to provide a business update presentation to those shareholders who attend the meeting in person. This year, given the COVID-19 situation, such a presentation will not be provided and the meeting shall focus entirely upon conducting the formal business of the meeting.

The health of the Company’s shareholders, as well as its officers, employees and customers, is of paramount importance. The Company’s attendance in person will be limited to satisfy the requirements of a quorum; however certain other members of the board will be available on an audio link.

Given the likely difficulty for shareholders to attend the AGM in person, shareholders are encouraged to vote by proxy in accordance with the instructions provided in the AGM Notice and contained within this document. In order to be valid (and regardless of whether shareholders intend to complete and return a hard copy Form of Proxy or appoint a proxy electronically), the proxy appointment and instructions must be received by 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 for holders of ordinary shares in the Company or by 10:00 a.m. (New York City time) on May 20, 2020 for holders of American Depositary Shares.

The Company will continue to monitor UK government advice, which is evolving rapidly. In the event that our AGM arrangements have to change, the Company will issue a further communication via a regulatory news service and on the Company’s Investor Relations section of our website at www.gwpharm.com.

•	This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We filed an annual report on Form 10-K (the “Annual Report on Form 10-K”) for the year ended December 31, 2019 with the Securities and Exchange Commission (the “SEC”) on February 27, 2020. References to the “Transition Period” in this proxy statement refer to the three-month period beginning on October 1, 2018 and ending on December 31, 2018. We filed a transition annual report on Form 10-KT (the “Annual Report on Form 10-KT”) with the SEC on February 28, 2019 for the Transition Period. Our prior fiscal years referred to in this proxy statement ended September 30, 2018 and September 30, 2017. Our 2019 fiscal year spans the full 12 months from January 1, 2019 through December 31, 2019.

We are mailing the Notice of 2020 AGM, this proxy statement and the form of proxy to our ordinary shareholders of record as of March 31, 2020 for the first time on or about April 10, 2020. In this mailing, we are also including the Directors’ and Auditors’ Reports and the Statement of Accounts for the 12-month period ended December 31, 2019 (“2019 U.K. Annual Report”) and the Annual Report on Form 10-K for the year ended December 31, 2019. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, the 2019 U.K. Annual Report, and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

Whilst this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 26, 2020

Our Notice of 2020 AGM, this proxy statement, the Annual Report on Form 10-K, our 2019 U.K. Annual Report, our form of proxy (for ordinary shareholders), and voting instructions (for ADS holders) are available in the Investors section of our website at http://www.gwpharm.com.

QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed form of proxy or voting instructions because you are an ordinary shareholder or ADS holder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. Ordinary shareholders are invited to attend the Meeting to vote on the proposals described in this proxy statement. However, ordinary shareholders do not need to attend the Meeting to vote their shares. Instead, ordinary shareholders may simply complete, sign and return the enclosed form of proxy. Alternatively, please submit your proxy online at www.signalshares.com. All proxies, however submitted, must be lodged with our registrar, Link Asset Services, by no later than 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020.

We intend to mail this proxy statement and the accompanying form of proxy on or about April 10, 2020 to all ordinary shareholders of record entitled to vote at the Meeting.

Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K, the 2019 U.K. Annual Report, and voting instructions, will be mailed following April 10, 2020 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. New York City time on March 31, 2020 (the record date for ADS holders).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 4:00 p.m. London time (11:00 p.m. New York City time) on Thursday, May 21, 2020 will be entitled to vote at the Meeting.

As of March 31, 2020 (being the last practicable date before the circulation of this proxy statement) there were 372,509,000 ordinary shares issued and outstanding and entitled to vote.

Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed form of proxy to ensure your vote is counted. Alternatively, please submit your proxy online at www.signalshares.com (see instructions on form of proxy). All proxies, however submitted, must be lodged with our registrar, Link Asset Services, by no later than 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020.

If you sell or transfer your ordinary shares in the Company on or prior to May 21, 2020, your form of proxy can no longer be used and, if submitted (whether before or after you sell or transfer your ordinary shares), will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Adam George, Company Secretary, to request a new form of proxy for its use.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on March 21, 2020, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register by 5:00 p.m. New York City time on Tuesday, March 31, 2020 (the record date for ADS holders).

If you hold ADSs through a brokerage firm, bank or nominee on March 31, 2020, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. on or before 10:00 A.M. (New York City time) on the Deadline: Wednesday, May 20, 2020.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all such ADS holders.

Holders of American Depositary Shares will not be entitled to attend and vote at the Meeting in person.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A.—ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

If at any point you require guidance, please contact Adam George, Company Secretary, by email: ageorge@gwpharm.com or tel: +44 (20)7 291 0552.

What are the requirements to elect the directors and approve each of the proposals?

You may cast your vote for or against Proposals No. 1 through 11 or abstain from voting your shares on one or more of these proposals.

Proposals No. 1 through 10 will be proposed as ordinary resolutions. Proposal No. 11 will be proposed as a special resolution. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in Proposals No. 4, 5, and 9 regarding approval of our U.K. statutory directors’ annual report on remuneration for the 12-month period ended December 31, 2019, approval of the compensation of our named executive officers for the 12-month period ended December 31, 2019, and approval of our 2019 U.K. Annual Report will not require our Board of Directors or any committee thereof to take any action. Nonetheless, our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on Proposals No. 4, 5 and 9.

What are the voting recommendations of our Board of Directors regarding the election of directors and other proposals?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board of Director’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation
1	Re-election of Dr. Geoffrey Guy as a director	FOR
2	Re-election of Cabot Brown as a director	FOR
3	Approval of our 2020 Long Term Incentive Plan, which is set forth in Annex A	FOR
4	Approval of our U.K. statutory directors’ annual report on remuneration for the 12-month period ended December 31, 2019, which is set forth in Annex B	FOR
5	Approval of the compensation of our named executive officers for the 12-month period ended December 31, 2019, which is set forth in this proxy statement	FOR
6	Ratify Audit Committee appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR
7	Re-appointment of Deloitte LLP as the Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders	FOR
8	Authorization for the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2020	FOR
9	To receive, consider and adopt the 2019 U.K. Annual Report	FOR
10	Authorization of the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £124,200.	FOR
11	Authorization of the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £37,250 pursuant to the authorization in Proposal No. 10 as if U.K. statutory pre-emption rights did not apply.	FOR

What constitutes a quorum?

For the purposes of the Meeting, a quorum will be present if (i) there are two persons present and entitled to vote upon the business to be transacted, each being either a shareholder or a proxy for a shareholder or a duly authorized representative of a corporation that is a shareholder, and (ii) such two persons together hold (or are the representative or proxy of members in relation to the meeting holding) at least one-third in number of the issued shares entitled to vote on the business to be transacted.

If you are an ordinary shareholder of record (i.e., registered as a holder of ordinary shares in the Company’s register of members), your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement. If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the chairperson of the Meeting (being not less than 10 days later), and, if a quorum is not present at the adjourned meeting, the Meeting will be dissolved.

How do I vote my shares?

If you are an ordinary “shareholder of record”, you may attend the Meeting in person or you may appoint a proxy to vote on your behalf:

•	By completing and signing the form of proxy and returning it in the envelope provided; or

•

By submitting your proxy online at www.signalshares.com (see instructions on form of proxy). All proxies (however submitted) must be lodged with our registrar (Link Asset Services) by no later than 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy, or by submitting your proxy online, and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

How will my shares be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.

Can I change my vote or revoke a proxy?

A registered shareholder can revoke his or her proxy before the time of voting at the Meeting in several ways by:

(1)	mailing a revised form of proxy dated later than the prior form of proxy;

(2)	voting in person at the Meeting; or

(3)	notifying the Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

Who counts the votes?

Link Asset Services has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Link Asset Services for tabulation or directly submit your proxy online to Link Asset Services at www.signalshares.com.

If you hold your ordinary shares through a broker, your broker will return the form of proxy to Link Asset Services or directly submit your proxy to Link Asset Services online.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Link Asset Services for tabulation.

How are votes counted?

Votes will be counted by Link Asset Services, who will separately count “for” and “against” votes, and “votes withheld” or abstentions.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or (being a corporation) by a duly authorized representative has one vote for each share held by the shareholder.

What if I plan to attend the Meeting?

Attendance at the Meeting will be limited to ordinary shareholders of record as of 4:00 p.m. London time (11:00 a.m. New York City time) on Thursday, May 21, 2020. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee, you may be able to attend at the discretion of the Chairman.

Given the likely difficulty for shareholders to attend the AGM in person, shareholders are encouraged to vote by proxy in accordance with the instructions provided in the AGM Notice and contained within this document. In order to be valid (and regardless of whether shareholders intend to complete and return a hard copy Form of Proxy or appoint a proxy electronically), the proxy appointment and instructions must be received by 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 for holders of ordinary shares in the Company or by 10:00 a.m. (New York City time) on May 20, 2020 for holders of American Depositary Shares.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Citibank, N.A. for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

Will there be any other business conducted at the Meeting?

No. In accordance with our Articles of Association, no matters other than Proposals No. 1 through 11 may be presented at this Meeting. We have not been notified of, and our Board of Directors is not aware of, any other matters to be presented for action at the Meeting.

What is Link Asset Services’ role?

Link Asset Services is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Link Asset Services at tel: +44 (0) 371 664 0300 or by writing to Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF, England.

Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A.— ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Information About the Meeting

The Meeting will be held at Kingsgate House, Newbury Rd, Andover, SP10 4DU, England.

The Company wishes to confirm that the 2020 AGM of GW Pharmaceuticals plc is intended to proceed as planned at 4:00 p.m. (London time) on 26 May 2020 at Kingsgate House, Newbury Rd., Andover, SP10 4DU, England, in accordance with the Notice of 2020 AGM. However, shareholders are encouraged to vote by proxy, appointing the Chairman of the meeting to vote proxy votes where possible and to follow the latest UK government guidance at the relevant time in respect of the evolving situation regarding COVID-19 and public gatherings.

At previous Annual General Meetings, once the formal business of the AGM has been completed, management have taken the opportunity to provide a business update presentation to those shareholders who attend the meeting in person. This year, given the COVID-19 situation, such a presentation will not be provided and the meeting shall focus entirely upon conducting the formal business of the meeting.

The health of the Company’s shareholders, as well as its officers, employees and customers, is of paramount importance. The Company’s attendance in person will be limited to satisfy the requirements of a quorum; however certain other members of the board will be available on an audio link.

Given the likely difficulty for shareholders to attend the AGM in person, shareholders are encouraged to vote by proxy in accordance with the instructions provided in the AGM Notice and contained within this document. In order to be valid (and regardless of whether shareholders intend to complete and return a hard copy Form of Proxy or appoint a proxy electronically), the proxy appointment and instructions must be received by 4:00 p.m. London time (11:00 a.m. New York City time) on May 21, 2020 for holders of ordinary shares in the Company or by 10:00 a.m. (New York City time) on May 20, 2020 for holders of American Depositary Shares.

The Company will continue to monitor UK government advice, which is evolving rapidly. In the event that our AGM arrangements have to change, the Company will issue a further communication via a regulatory news service and on the Company’s Investor Relations section of our website at www.gwpharm.com.

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight Directors.

The Company’s Articles of Association (the “Articles”) require that any Director appointed by the Directors since our 2018 annual general meeting must retire from office and offer themselves for re-election. However, there are no such Directors required to retire.

The Articles also require one-third (or such number nearest to but not exceeding one-third) of the Company’s Directors who are subject to retirement by rotation to retire from office at each annual general meeting. Dr. Geoffrey Guy and Cabot Brown will on this occasion retire from office and stand for re-election by the shareholders.

Having carried out evaluations of the individual performances of Dr. Guy and Mr. Brown with the support of the Nominations and Governance Committee, the Board of Directors is satisfied that their performance continues to be effective and that they continue to demonstrate commitment to their role. The Board of Directors considers that it is entirely appropriate for Dr. Guy and Mr. Brown to seek re-election at the AGM.

Dr. Guy and Mr. Brown have been nominated for re-election and no other nominees for directors have been presented. Therefore, it is anticipated that following the AGM, if Dr. Guy and Mr. Brown are re-elected, our Board of Directors will continue to be comprised of eight members.

In connection with Proposal No. 1 and Proposal No. 2, we set forth the biographical information for each nominee to our Board of Directors. For biographical information for the other Directors see Board of Directors and Corporate Governance.

PROPOSAL 1—RE-ELECTION OF DR. GEOFFREY GUY TO THE BOARD OF DIRECTORS

Dr. Geoffrey Guy is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the next occasion on which he must retire by rotation under the Articles and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Guy has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Dr. Guy, 65, is our founder and has served as Chairman since 1998. Dr. Guy has extensive experience in medical research and global drug development, has held leadership roles in various biopharmaceutical companies, and provides broad and experienced knowledge of the global pharmaceutical industry as well as extensive scientific expertise. Dr. Guy has over 30 years of experience in medical research and global drug development, previously as founder, chairman and chief executive of Ethical Holdings plc (“Ethical Holdings”), a Nasdaq listed drug delivery company (now Amarin Corporation plc, or Amarin), which he founded in 1985 and led it through its Nasdaq listing in 1993. He also founded Phytopharm plc in 1989, of which he was chairman until 1997. Dr. Guy has been the physician in charge of over 300 clinical studies including first dose in man, pharmacokinetics, pharmacodynamics, dose-ranging, controlled clinical trials and large scale multi-centered studies and clinical surveys. He is also an author on numerous scientific publications and has contributed to six books. Dr. Guy was appointed as Visiting Professor in the School of Science and Medicine at the University of Buckingham in July 2011. He also received the “Deloitte Director of the Year Award in Pharmaceuticals and Healthcare” in 2011. Dr. Guy was appointed Visiting Professor at Westminster University, and awarded Honorary DSc at Reading University in 2016. Dr. Guy is also a Member of the Court of Benefactors of The Royal Society of Medicine and holds a BSc in pharmacology from the University of London, a Bachelor of Medicine, Bachelor of Surgery at St. Bartholomew’s Hospital, a Membership of the Royal Colleges of Surgeons of England, and Licentiate of the Royal College of Physicians, a Licentiate in Medicine and Surgery of the Society of Apothecaries and a Diploma of Pharmaceutical Medicine from the Royal Colleges of Physician.

Based on Dr. Guy’s global business management and pharmaceutical expertise from his directorship experience in international public companies as well as his executive roles in various pharmaceutical companies, the Nominations and Governance Committee concluded that Dr. Guy is qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF DR. GEOFFREY GUY TO THE BOARD OF DIRECTORS

PROPOSAL 2—RE-ELECTION OF CABOT BROWN TO THE BOARD OF DIRECTORS

Mr. Cabot Brown, 58, is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the next occasion on which he must retire by rotation under the Articles and offer himself for re-election, or until his earlier death, resignation or removal. Mr. Brown has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Cabot Brown has served as a non-executive Director since 2013. Mr. Brown has decades of business, operational and board of director experience with a broad range of companies. Mr. Brown is the founder and chief executive officer of Carabiner LLC, a strategic and financial advisory firm based in San Francisco that specializes in healthcare and education. Previously, Mr. Brown served as a Managing Director and Head of the Healthcare Group at GCA Savvian, an international financial advisory firm, from 2011 to 2012. Before joining GCA Savvian, Mr. Brown worked for 10 years at Seven Hills Group, an investment banking group he co-founded where he also directed the firm’s healthcare activities. He also was Managing Director of Brown, McMillan & Co, an investment firm he co-founded that sponsored buy-outs and venture capital investments. From 1987 until 1995, Mr. Brown worked at Volpe, Welty & Company, a boutique investment bank where he co-founded and ran the healthcare practice and served as a member of its Executive Committee. Mr. Brown holds an MBA from Harvard Business School with high distinction as a George F. Baker Scholar and an AB cum laude in Government from Harvard College.

Based on Mr. Brown’s decades of pharmaceutical expertise from his directorship experience in international public companies as well as his executive and non-executive roles in various pharmaceutical companies, the Nominations and Governance Committee concluded that Mr. Brown is qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF CABOT BROWN TO THE BOARD OF DIRECTORS

PROPOSAL 3 – APPROVAL OF 2020 LONG TERM INCENTIVE PLAN

Our board of directors is requesting that our shareholders approve the adoption of the GW Pharmaceuticals plc 2020 Long-Term Incentive Plan, or the 2020 Plan.

Why We Are Seeking Approval of the 2020 Plan

Equity awards have been historically and, we believe, will continue to be, a critical component of our overall compensation program for our employees, directors and consultants. Currently, we maintain the GW Pharmaceuticals plc 2017 Long-Term Incentive Plan, or the 2017 Plan, to grant equity incentives to our employees, directors and consultants. We are seeking shareholder approval of the 2020 Plan to provide us with the ordinary shares necessary to continue to grant equity awards at levels we determine to be appropriate in order to attract, motivate and retain talented employees, directors and consultants, align their interests with those of our shareholders, link their compensation with company performance and maintain a culture based on share ownership. If the 2020 Plan is approved by our shareholders at the AGM, no new awards will be granted under the 2017 Plan on or after the date of the AGM.

We believe it is critical for our long-term success that the interests of our employees, directors and consultants be tied to our success as “owners” of our business and provide incentives for such persons to exert maximum efforts for our success. We believe we must offer competitive equity compensation packages in order to retain and motivate the talent necessary for our continued growth and success. We carefully monitor the equity compensation and equity holdings of our employees, directors and consultants as well as the type of equity awards we grant to ensure these awards continue to provide incentives for the recipients to work towards our success.

As of March 31, 2020, 72,376 ordinary shares remained available for the grant of future awards under the 2017 Plan, and outstanding awards consisting of options to purchase up to 6,834,753 ordinary shares, 5,240,478 restricted stock units, 556,860 performance-style restricted stock units, and 155,664 performance stock units were granted under the 2017 Plan.

We believe that the ordinary shares currently available for grant under the 2017 Plan will be insufficient to meet our anticipated retention and recruiting needs, our expected growth and hiring needs and our ability to offer competitive equity incentives to new hires. Over the past several years, our business has grown substantially. The establishment of a U.S. subsidiary, the commercialization in the United States and Europe with our own sales force, the expansion of our in-house manufacturing capabilities and the further development of our pipeline products have all contributed to an increase in the number of our employees and the number and size of the equity awards we have determined necessary to grant to employees, consultants and advisors. We expect to experience targeted growth in personnel as we continue to grow our business and expand our pipeline.

The number of ordinary shares we are seeking under the 2020 Plan will enable us to have a competitive equity incentive program to retain and motivate our key employees and other service providers and, to the extent necessary, recruit top talent as necessary to execute on our business plan.

We recognize that equity-based awards dilute existing shareholders and, therefore, we must responsibly manage the growth of our equity compensation program. If this Proposal 3 is approved by our shareholders, the 22,200,000 new ordinary shares (and equivalent ADSs) we are seeking under the 2020 Plan equates to approximately 6% of our total 372,509,000 issued share capital as of March 31, 2020.

We are committed to effectively monitoring our “burn rate,” to ensure that we maximize shareholders’ value by granting the appropriate number of equity-based incentive awards necessary to attract, reward, and retain our key personnel. Our burn rate over the past fiscal year, incorporating all equity-based awards granted, was 1.1% and over the past three fiscal years our burn rate has been 3.1%. (average of 1% per annum). We calculate burn rate as the number of ordinary shares subject to equity-based awards granted during a fiscal year, divided by the weighted average common shares outstanding for that fiscal year. Total equity-based awards outstanding (awarded but not vested) as of March 31, 2020 equate to 3.4% of the Company’s issued share capital.

If our shareholders do not approve this Proposal 3, the Company strongly believes that it will be unable to successfully use equity as part of its compensation program, as most of its competitors in the industry do, putting the Company at a significant disadvantage and compromising its ability to enhance shareholder value. Therefore, we believe that approval of this request is in the best interest of our shareholders and our Company.

If this Proposal 3 is approved by our shareholders, the 2020 Plan will become effective as of the date of the AGM, or the Effective Date. In the event that our shareholders do not approve this Proposal 3, the 2020 Plan will not become effective, and we will continue to be able to grant awards under the 2017 Plan in accordance with its terms and remaining share reserves.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF PROPOSAL NO. 3

Description of the 2020 Plan

The material features of the 2020 Plan are outlined below. The following description of the 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan. Shareholders are urged to read the actual text of the 2020 Plan in its entirety, a copy of which is attached to this proxy statement as Annex A.

The 2020 Plan is a discretionary benefit offered for the benefit of employees, directors and consultants of our Company and our subsidiaries. Its main purpose is to increase the interest of such people in our long-term business goals and performance through the opportunity for share ownership.

Types of Awards

We may grant awards under the 2020 Plan (“Awards”) to acquire either the Company’s ordinary shares or the Company’s ADSs, both of which are referred to generically in this summary as “Shares”.

The 2020 Plan allows for the grant of Awards in the form of conditional awards, which are rights to receive Shares automatically to the extent the conditional award vests, without payment by the participant, and options, under which the participant can buy Shares, to the extent the Award has vested, during the exercise period at an exercise price (which may be equal to the nominal value of a Share where permitted by applicable law) set when the option is granted.

Options may be structured as “true” options, which have an exercise price per Share (which, for U.S. taxpayers, is at least equal to the fair market value of a Share on the date of grant i.e., “market-priced” options), “short-term” options or “RSU-style options” which have an exercise price equal to the nominal value of a Share and must be exercised within a short period of time after vesting, in the case of short-term options, or are automatically exercised upon vesting, in the case of RSU-style options. The 2020 Plan also allows for the grant of options to U.S. employee participants that may qualify as “incentive stock options” under Section 422 of the U.S. Internal Revenue Code (“ISOs”).

The 2020 Plan also provides for Awards allowing participants to acquire “Investment Shares” using their own money or after-tax bonuses. Where a Participant acquires Investment Shares, the participant will also be granted a matching award (which may take the form of either a conditional award or an option). The Committee also has the authority to grant cash-based Awards of an equivalent value to Share-based Awards, or decide to settle Share-based Awards in cash.

Except where otherwise stated, the following description of the terms of the 2020 Plan applies to all types of Awards granted under the 2020 Plan.

Shares Available for Awards

There is an overall limit on the number of ordinary shares which may be issued pursuant to Awards granted under the 2020 Plan of 22,200,000 (equivalent to 1,850,000 ADSs), plus any ordinary shares in the Remaining 2017 Plan Reserve. The Remaining 2017 Plan Reserve is the number of ordinary shares, if any, that remain available for the grant of new awards under the 2017 Plan immediately prior to the Effective Date, pursuant to the overall plan limit in Section 5.4(a) of the 2017 Plan. The Remaining 2017 Plan Reserve was 72,376 ordinary shares as of March 31, 2020.

Ordinary shares do not count towards the preceding overall limit in the 2020 Plan if the Award covering such ordinary shares has been released or lapses, if it is determined that such Award will be settled in cash rather than ordinary shares, or if it is determined that such Award will be satisfied by the transfer of existing shares (rather than new issue shares). In addition, if any award that was granted under the 2017 Plan and that is outstanding on the Effective Date is, on or after the Effective Date, released or lapses, then the ordinary shares which consequently cease to be issued under such award shall become available for the grant of Awards under the 2020 Plan, up to a maximum of 12,787,755 ordinary shares.

In addition, there is a limit of 5,000,000 on the maximum number of ordinary shares that have been or may be acquired by U.S. employee participants pursuant to options that qualify as ISOs. This ISO limit is in all cases subject to the overall limit on the number of shares that may be issued pursuant to Awards described above. Each of the ISO limit and the overall limit is subject to adjustment upon stock splits or similar transactions.

The 2020 Plan permits Awards to be settled by the issue of new Shares or the transfer of existing Shares.

Eligibility

All of our (including our subsidiaries’) employees, directors (including non-executive directors) and consultants are eligible to participate in the 2020 Plan and may receive all types of Awards other than ISOs. ISOs may be granted under the 2020 Plan only to our (including our subsidiaries’) U.S. taxpayers. As of March 31, 2020, we (including our subsidiaries’) had 963 employees, approximately 100 consultants and 6 non-employee directors.

Administration

The 2020 Plan is operated by the board of directors of the Company, or a duly authorized committee of the board, or a duly authorized person (together referred to in this summary as the “Board”), although some powers are reserved to the remuneration committee of the Board (the “Committee”).

Subject to the terms of the 2020 Plan, the Committee may determine the recipients, the types of Awards to be granted, the number of Shares subject to or the cash value of Awards, and the terms and conditions of Awards granted under the 2020 Plan, including the period of their exercisability and vesting and whether any performance conditions shall apply. Subject to the limitations set forth below, the Committee also determines the exercise price of options granted under the 2020 Plan. In addition, the Committee has the discretion to provide for accelerated exercisability and vesting of Awards in connection with a corporate transaction, if a participant becomes a Good Leaver (as defined below), or as otherwise as it determines appropriate.

Repricing; Cancellation and Re-Grant of Stock Awards

The 2020 Plan contains an express prohibition on the Company’s ability to reprice or cancel any options with an option price greater than the current fair market value of the Shares in exchange for cash or other Awards, unless our shareholders approve such action within the prior twelve months.

Dividends and Dividend Equivalents

The Committee may decide that participants will receive a payment (in cash and/or Shares) on or shortly following the vesting of their Awards of an amount equivalent to the dividends that would have been paid on those Shares between the time when the Awards were granted and the time when they vest. Alternatively, participants may have their Awards increased as if dividends were paid on the Shares subject to their Award and then reinvested in further Shares.

General Terms of Awards

No payment is required for the grant of an Award (other than in connection with the acquisition of Investment Shares as described above). Awards are not transferable, except on death. Awards are not pensionable. A participant will not have any shareholder rights with respect to the Awards until the Award has vested or been exercised (as applicable) and the participant have received the corresponding Shares.

Vesting of Awards

Awards may vest over a period of time subject to the participant’s continued services and/or subject to performance conditions set by the Committee. The Committee has the discretion to vary the performance conditions applying to existing Awards if an event has occurred which causes the Committee reasonably to consider that it would be appropriate to amend the performance conditions.

Awards normally vest three years after grant to the extent that any performance conditions have been satisfied and provided the participant remains in continued service with us. Awards may, however, be granted on terms such that they vest earlier or later than the third anniversary of grant if the Committee so determines on or before the date of grant. In addition, Awards may vest sooner than a scheduled vest date upon certain types of terminations and corporate events or if otherwise determined appropriate by the Committee.

Matching awards will also only vest if the Investment Shares to which they relate have been retained by the participant through the vesting date of the corresponding Matching awards. On the vesting of a matching award, the participant will be able to sell or otherwise transfer his related Investment Shares (subject to any shareholding requirement which applies to the participant). If a participant transfers, charges or otherwise disposes of his Investment Shares before the vesting of the associated matching award then that matching award will lapse pro-rata to the number of the related Investment Shares so treated.

Exercise of Options

Once vested, options may generally be exercised at any time until the tenth anniversary of the date of grant (subject to earlier lapse under certain circumstances, including for leavers or following a corporate event, and subject to certain tax limitations for ISOs). However, for options granted to U.S. participants that have an exercise price per Share lower than the fair market value of a Share at the date of grant, the options must generally be exercised upon or within a short period of becoming vested. RSU-style options provide for automatic exercise upon vesting and Shares are issued upon or shortly following vesting. All ISOs must have an exercise price per Share of at least the fair market value of a Share at the date of grant.

Participants who exercise an option under the 2020 Plan are required to pay the applicable option exercise price in the manner determined by the Board. RSU-style options that provide for automatic exercise upon vesting permit the exercise price to be paid by a sale of the Shares or by means of the Company deducting such amount from the participant’s salary or otherwise.

Tax Liabilities

Where a participant has a tax or social security contributions liability arising from the vesting or exercise of an Award for which the Company or one of our subsidiaries is obliged to account, the Award will not vest or be exercised until the participant has entered into arrangements satisfactory to the Board to ensure that the Company or relevant subsidiary will receive that amount. Similar arrangements apply in relation to any social security liability of the Company or one of our subsidiaries (employer national insurance contributions or the equivalent outside the United Kingdom) arising from the vesting or exercise of Awards, to the extent that the Committee so requires (and where permitted in the relevant jurisdiction).

These liabilities may be settled by the Company selling some of the Shares subject to the Award on behalf of the participant, or by withholding the number of Shares from the Award equal in value to the amount of the liabilities (in which latter case fewer Shares will be delivered in settlement of the Award) or in such other manner determined by the Committee.

Termination of Continuous Service

An Award will lapse immediately upon a participant ceasing to be an employee, director or consultant of the Company or one of our subsidiaries, except if the participant is a Good Leaver (as defined below).

If a participant ceases to be an employee, director or consultant of the Company or one of our subsidiaries as a result of certain specified circumstances (including, for UK participants, death, retirement, ill health, injury, disability, redundancy, or a sale of the company or business in which the participant works) or in other circumstances at the discretion of the Committee or as provided by an agreement approved by the Committee (a

“Good Leaver”), then such participant’s unvested Awards will, except to the extent the participant is a U.S. taxpayer, generally vest on the date when they would have vested if the participant had not ceased service (and may generally be exercised for up to six months thereafter), subject to any performance condition being satisfied at that time (and subject to the Committee’s discretion to reduce the number of Shares that would otherwise vest or alternatively earlier vest the Awards).

For Good Leavers who are U.S. taxpayers, the Award will vest upon the separation of the Good Leaver (or at a later date, but before the normal vesting date), and the Committee may determine the extent to which any performance conditions are met at such time, and may also choose to reduce the number of Shares which would otherwise vest as a result of the participant leaving before the normal vesting date. Generally a participant who is a U.S. taxpayer can only qualify as a Good Leaver if provided for under an agreement approved by the Committee, if required to comply with applicable law or if the Committee uses its discretion to designate such participant as a Good Leaver.

A Good Leaver may generally exercise options which have already vested at the separation date (or which the Committee decides to permit to vest early) for the period of up to six months following separation, but in no event later than the original permitted term of the option.

Changes to Capital Structure

In the event of any variation of the Company’s share capital or in the event of a demerger, payment of a special dividend or similar event which materially affects the market price of the Shares, the Committee may make such adjustment as it considers appropriate to the number of Shares subject to an Award and/or the exercise price payable (if any).

Corporate Transactions and Change in Control

In the event of a takeover (as defined below) of the Company (that is not an internal corporate reorganization), all participants shall be notified and all unvested Awards will vest early to the extent that, and on such date as, the Committee determines in its absolute discretion (being no later than the date of completion of the takeover) (the “Early Vest Date”). All options may be exercised within one month following the Early Vest Date (or such shorter period as may be determined by the Committee, being not less than five days after the Early Vest Date), except for RSU-style options that shall be automatically exercised on the Early Vest Date. Any options that remain unexercised at the end of the prescribed exercise period shall lapse.

A takeover for these purposes means (i) any person, or group of persons acting in concert, obtaining control of the Company as a result of making a “general offer” (pursuant to English law) to acquire Shares, or (ii) any person, or group of persons acting in concert, having obtained control of the Company making an “general offer” (pursuant to English law) to acquire Shares and such offer becomes unconditional in all respects,

In the event a compromise or arrangement is sanctioned under applicable law in connection with or for the purposes of a change of control of the Company (not being an internal corporate reorganization) or the Company passes a resolution for the voluntary winding up of the Company or an order is made for the compulsory winding up of the Company, or the Committee determines that any of the above events is expected to occur, all unvested Awards will vest early to the extent that, and on such date as, the Committee determines in its absolute discretion (being no later than the date of the relevant event) (the “Early Vest Date”). All options may be exercised within one month following the Early Vest Date, except for RSU-style options that shall be automatically exercised on the Early Vest Date. Any options that remain unexercised at the end of the prescribed exercise period shall lapse.

In the event of an internal corporate reorganization, Awards will be replaced by equivalent new Awards over shares in a new holding Company unless the Committee decides that Awards should vest on the basis which would apply in the case of a takeover or other form of change of control as described above.

If a demerger, special dividend or other similar event is proposed which, in the opinion of the Committee, would affect the market price of Shares to a material extent, then the Committee may decide that Awards will vest on the basis which would apply in the case of a takeover as described above, and may be exercised during such period ending on or before the relevant event as the Committee may determine. Any options that remain unexercised at the end of the prescribed exercise period shall lapse.

Plan Amendments and Termination

Awards under the 2020 Plan may not be granted after 26 May 2027.

The Committee may, at any time, amend the 2020 Plan in any respect, provided that the prior approval of shareholders is obtained for any amendments that are to the advantage of participants in respect of the rules governing the limits on participation and the overall limits on the issue of Shares or the transfer of treasury Shares.

The requirement to obtain the prior approval of shareholders will not, however, apply to any minor alteration made to benefit the administration of the 2020 Plan to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants or for any Company in the Company’s group. Shareholder approval will also not be required for any amendments to any performance condition applying to an Award.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us, including through our U.S. subsidiary, with respect to participation in the 2020 Plan. This summary does not purport to be complete and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired under the 2020 Plan. The Amended 2017 Plan is not qualified under the provisions of Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the U.S. Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Section 162(m) of Code provides that compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any such covered employee is generally non-deductible by such corporation. Compensation resulting from Awards granted under the 2020 Plan will count towards, and will not be exempt from, the $1 million limitation on deductibility of compensation under Section 162(m) of the Code.

Market-Priced Options

Market-priced options have an exercise price per Share at least equal to the fair market value of a Share on the date of grant of the options. Generally, there is no taxation upon the grant of a market-price option. For market-priced options other than ISOs, upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying Shares on the date of exercise of the option over the exercise price. If the participant is employed by us or one of our subsidiaries, that income will be subject to withholding taxes. The participant’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and the participant’s capital gain holding period for those Shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be eligible for a tax deduction equal to the taxable ordinary income realized by the participant.

For ISOs, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a Share received upon exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the participant’s tax basis in that Share will be long-term capital gain or loss. If, however, a participant disposes of a Share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the Shares on the date of exercise of the option over the exercise price. However, if the sales proceeds are less than the fair market value of the Shares on the date of exercise of the option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the Shares on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Shares exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of Shares acquired upon exercise of an ISO exceeds the exercise price of the option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the Shares in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to those Shares. In computing alternative minimum taxable income, the tax basis of Shares acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to those Shares for alternative minimum tax purposes in the year the option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of Shares acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of Shares, however, we will generally be eligible for a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Nominal Options

Options that have an exercise price less than the fair market value of the Shares on the date of grant that are awarded to U.S. taxpayers contain terms intended to ensure the stock option is exempt from or complies with the provisions of Section 409A of the Code, in order to avoid adverse tax consequences to the participant. Generally, a participant who receives a short-term option or an RSU-style option structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will not recognize any income or tax upon the grant of the option, but will recognize ordinary income at the time the option is exercised and the Shares are delivered equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If an option is not exempt from or compliant with Section 409A of the Code, the participant will owe an additional 20% federal tax and interest on any taxes owed.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from a nominal stock option will be the amount paid for such Shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be eligible for a tax deduction equal to the taxable ordinary income realized by the participant from the exercise of an RSU-style or short-term option.

Other Awards

Generally, participants who receive Awards other than options will recognize ordinary income at the time the Shares (or equivalent cash amount, if applicable) are received or become vested, if earlier, equal to the excess, if any, of the fair market value of the Shares (or cash) received or vested over any amount, if any, paid by the participant in exchange for such Shares (or cash). The participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from non-option Awards will generally be the amount paid for such Shares plus any ordinary income recognized either when the Shares are received or when the Award becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be eligible for a tax deduction equal to the taxable ordinary income realized by the participant in connection with an Award described above.

Required Vote and Board Recommendation

Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual General Meeting.

Our Board believes that approval of Proposal 3 is in our best interests and the best interests of our shareholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF THE 2020 LONG TERM INCENTIVE PLAN

PROPOSAL 4—APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

The U.K. Companies Act 2006 (the “CA 2006”) requires that the annual report on directors’ remuneration, contained within the 2019 U.K. Annual Report, be subject to an annual advisory vote so that shareholders vote, by ordinary resolution, to approve directors’ remuneration in the relevant financial year and how the remuneration policy will be implemented in the following financial year.

The full text of the Company’s remuneration report is contained on pages      to      of the 2019 U.K. Annual Report and is set forth as Annex B to this proxy statement. The remuneration report sets out the Company’s policy towards, and gives details of, Directors’ remuneration and other relevant information.

The directors’ remuneration report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Remuneration Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures, we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.

At the Meeting, the shareholders will vote on the annual report on remuneration (excluding the directors’ remuneration policy). This vote is advisory and non-binding. Although non-binding, our Board of Directors and Remuneration Committee will review and consider the voting results when making future decisions regarding our director remuneration program.

Following the Meeting, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE

FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION SET FORTH IN ANNEX B

PROPOSAL 5—ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enable our shareholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed under the “Compensation Discussion and Analysis” section, the 2019 Summary Compensation Table and the related compensation tables, notes, and narrative in this proxy statement.

This Proposal, known as a “Say-on-Pay” Proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Our compensation programs are designed to support our business goals and promote our long-term profitable growth. Our equity plans are intended to align compensation with the long-term interests of our shareholders. We urge shareholders to read the “Compensation Discussion and Analysis”, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. We also encourage you to review the 2019 Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. Our Board of Directors and the Remuneration Committee believe that the policies and procedures described and explained in the “Compensation Discussion and Analysis” are effective in achieving our goals.

The vote under this Proposal No. 5 is advisory, and therefore not binding on the Company, the Board of Directors or our Remuneration Committee. However, our Board of Directors and Remuneration Committee value the opinions of our shareholders and will review and consider the voting results when making future decisions regarding our executive compensation program.

Shareholders will be asked at the Meeting to approve the following resolution pursuant to this Proposal No. 5:

“RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in this proxy statement under the “Compensation Discussion and Analysis” section, the compensation tables and the narrative disclosures that accompany the compensation tables, for the 12-month period ended December 31, 2019.”

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE

FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT

PROPOSAL 6—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Proposal No. 6 seeks ratification of the appointment of Deloitte & Touche LLP (“Deloitte U.S.”) to serve as our U.S. independent registered public accounting firm for the fiscal year ending December 31, 2020.

Background to Proposal No. 6

Our Audit Committee has selected Deloitte U.S. as our U.S. independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that we submit the selection of Deloitte U.S. for approval by our shareholders at the Meeting.

The Audit Committee approves Deloitte U.S.’s and its affiliates’ audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform audit services that we expect to be performed for the fiscal year and appoints the auditor to perform audit-related, tax and other permitted non-audit services. In addition, our Audit Committee approves the terms of the engagement letter to be entered into by us with the independent auditor. The Audit Committee has also delegated to its chairman the authority, from time to time, to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to our full Audit Committee at its next regular meeting. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board Committees” and “Report of the Audit Committee.”

Deloitte U.S. commenced auditing our annual financial statements with the fiscal year 2018. In prior periods, when the Company reported as a foreign private issuer, Deloitte LLP (“Deloitte U.K.”) served as principal auditor for the Company’s consolidated financial statements as reported on Form 20-F. Deloitte U.K. also served as the Company’s principal auditor for the audits of the consolidated financial statements for the year ended September 30, 2017, prepared under accounting principles generally accepted in the United States of America.

Fees for Independent Registered Public Accounting Firm—Deloitte U.S. and Deloitte U.K.

The table below sets forth a summary of the fees billed to the Company by Deloitte U.S. and Deloitte U.K. for professional services rendered for the year ended December 31, 2019, the Transition Period ended December 31, 2018, and the year ended September 30, 2018. All such audit and audit-related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Deloitte U.S. and Deloitte U.K. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Fees	Year ended December 31, 2019 ($ in thousands)	Three months ended December 31, 2018 ($ in thousands)	Year ended September 30, 2018 ($ in thousands)
Audit Fees(1)
Deloitte U.S.	2,057	1,067	1,002
Deloitte U.K.	36	30	550
Audit-related Fees	—	—	—
Tax Fees(2)	487	45	29
All Other Fees(3)	3	3	2
Total	2,583	1,145	1,583

(1)

Audit Fees consist of professional services rendered for the audit of our annual consolidated financial statements for year ended December 31, 2019, the Transition Period ended December 31, 2018 and year ended September 30, 2018, the audit of our internal control over financial reporting as of December 31, 2019, December 31, 2018 and September 30, 2018, reviews of consolidated quarterly financial statements, statutory audits of the Company and its subsidiaries, issuance of comfort letters, consents and assistance with review of documents filed with the SEC for the audit of our consolidated financial statements.

(2)	Tax Fees consist of fees paid for the following services: fees and related expenses billed for professional services for tax compliance, tax advice and tax planning.
(3)	All Other Fees incurred were for subscriptions to technical accounting resources.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RATIFICATION OF THE

APPOINTMENT OF DELOITTE & TOUCHE LLP

AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

PROPOSAL 7—RE-APPOINTMENT OF DELOITTE LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

Proposal No. 7 seeks your approval of the re-appointment of Deloitte LLP (“Deloitte U.K.”) to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this Proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-APPOINTMENT OF DELOITTE LLP AS OUR U.K. STATUTORY AUDITORS,

TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 8—AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Proposal No. 8 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2020. Fees for Deloitte U.S. and Deloitte U.K., our U.S. independent registered public accounting firm and U.K. statutory auditors, in respect of the year ended December 31, 2019, the Transition Period and the year ended September 30, 2018 are set forth in Proposal No. 7 above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

PROPOSAL 9—RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S 2019 U.K. ANNUAL REPORT

The CA 2006 requires the directors of a public company to lay before the company in general meeting copies of the directors’ reports, the independent auditors’ report and the audited financial statements of the company in respect of each financial year.

At the Meeting, our Board of Directors will present our 2019 U.K. Annual Report, which includes the audited portion of the directors’ annual report on remuneration. We will provide our shareholders with an opportunity to receive our 2019 U.K. Annual Report and to adopt it.

In accordance with best practice, the Company proposes an ordinary resolution to receive and adopt the 2019 U.K. Annual Report.

The 2019 U.K. Annual Report may be found in the “Investor Relations” section of the Company website at ir.gwpharm.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RESOLUTION TO RECEIVE AND ADOPT THE COMPANY’S 2019 U.K. ANNUAL REPORT

BACKGROUND TO PROPOSALS 10 AND 11

As a matter of U.K. company law, directors of a company incorporated in England must have authority from shareholders to allot or grant rights to subscribe for, or to convert any security into, the company’s shares.

In addition, when an allotment of shares is for cash, the company must first offer those shares on the same terms to existing shareholders of the company on a pro-rata basis (commonly referred to as statutory pre-emption rights) unless these statutory pre-emption rights are dis-applied, by approval of the shareholders.

Proposals No. 10 and 11, which we refer to as our “Share Issuance Proposals,” ask our shareholders for authority for the directors to allot shares or grant rights over shares up to an aggregate nominal amount of £124,200 and the power for the directors to allot shares or grant rights over shares for cash up to an aggregate nominal amount of £37,250 on a non-preemptive basis. This authority and power would last for a period of one year.

Many of the companies with which we compete strategically are listed and incorporated in the United States, and are not subject to similar share issuance restrictions. We are asking you to approve our Share Issuance Proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

We have no immediate plans, arrangements or understandings with respect to any share issuances pursuant to our Share Issuance Proposals.

While we would still have the ability to seek shareholder approval in connection with a specific issuance of shares, should our shareholders not approve Proposals No. 10 and 11, we do not believe that our ability to convene a general meeting of shareholders to approve each specific share issuance that we might seek to undertake in furtherance of future strategic transactions is a workable alternative to obtaining approval of Proposals No. 10 and 11. The uncertainty as to whether we could obtain shareholder approval for a specific issuance, as well as the delays we would experience in seeking and obtaining such approval, could be harmful to the terms of such a share issuance. In addition, the case-by-case approval approach ignores market windows and other deal timing and competitive realities.

Specifically, the requirement to first offer shares that we propose to issue for cash to all of our existing shareholders in time-consuming pro-rata rights offerings would considerably reduce the speed at which we could complete capital-raising activities undertaken in furtherance of our growth strategy, would increase our costs, might otherwise make it difficult for us to complete such transactions, and could put us at a distinct competitive disadvantage.

We believe that we have been successful in executing on our long-term business plan and growth strategy, while also creating value for our shareholders. Access to capital and the ability to raise new equity shareholder funds at short notice have been an important factor that has contributed to this success. In practice, offering shares to existing shareholders in accordance with U.K. statutory pre-emption rights can be time-consuming, so U.K. market practice for companies whose share capital is listed on the London Stock Exchange is annually to seek a shareholder resolution waiving or dis-applying pre-emption rights over new share issuances for cash, up to an agreed limit. For U.K. companies, this annual limit is often up to 5% of issued share capital on an unrestricted basis and an additional 5% in connection with an acquisition or specified capital investment, irrespective of the cash flows and funding needs of the business. For this reason, this proposal may attract a negative voting recommendation from certain proxy advisory firms. However, we have established a track record over the last seven years of having secured shareholder support for an annual resolution dis-applying pre-emption rights over the equivalent of approximately 20% of our issued share capital, and this year, we have reduced this to 10% of the Company’s issued share capital to limit further dilution arising from grants of equity awards. This reduction is a result of our desire to respond to our shareholders’ feedback that we have received over the last five years and is made possible by our reduced reliance upon funding from new equity issuance now that we are generating cash inflows from commercial product sales growth. We believe the request for the disapplication of pre-emption rights of 10% of the Company’s issued share capital will provide us with the flexibility and funding we believe we require at this stage of development of the Company. This recognizes the fact that as a development stage business, we have needed access to equity capital to ensure that we can maintain the business appropriately capitalized to enable us to pursue our research and development strategy. This year, we have commercialized Epidiolex in the United States and have begun to commercialize Epidyolex in Europe and we anticipate that future revenues will generate cash inflows that will help to moderate our future new equity capital needs, but we need to ensure that we retain the ability to raise equity capital at reasonably short notice if the need to do so should arise. We propose to seek a one-year authority to allot shares or grant rights over shares over the equivalent of 33% of our current issued share capital and under this authority to seek the power to allot shares or grant rights over shares for cash on a non-preemptive basis over the equivalent of 10% of our current issued share capital. This power to allot or grant rights over shares for cash is intended to encompass both future fundraisings (whether for capital investments, acquisitions or otherwise). In the event that we wish to exceed the 10% limit in the next year, we would need to revert to shareholders to seek their pre-approval.

The Share Issuance Proposals are fully compliant with U.K. company law, consistent with U.S. capital markets practice and governance standards, and, if approved, will keep us on an equal footing with our peer companies who are incorporated and listed in the United States; we believe that the Share Issuance Proposals are appropriate to the needs of the Company and in the interests of shareholders. We are therefore asking you to approve the Share Issuance Proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

Summary

The Share Issuance Proposals, if approved, will allow our Board of Directors continued flexibility to issue shares subject to shareholder approval and other requirements of Nasdaq Stock Market and the Securities and Exchange Commission. The renewal of the Share Issuance authorities, as proposed:

•	will not exempt us from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares;

•	will keep us on an equal footing with our peer companies who are incorporated and listed in the United States, while also fully complying with U.K. law; and

•	is fully consistent with U.S. capital markets practice and governance standards.

The full details of the Share Issuance Proposals are set forth below.

PROPOSAL 10—AUTHORIZATION OF ALLOTMENT OF SHARES

Under U.K. company law, the Directors cannot allot shares in the Company, or grant rights to subscribe for, or to convert any security into shares in the Company, unless they are authorized to do so by shareholders in general meeting.

The Directors currently have an existing authority to allot shares in the Company and to grant rights to subscribe for or convert any securities into shares in the Company. This authority was given to the Directors at the last annual general meeting held in June 2019 and was in respect of shares with a nominal value of up to £123,000, representing at that time approximately 33% of the then issued share capital of the Company. This authority is due to expire at the forthcoming AGM on May 20, 2020. The Directors believe that it is vitally important that they retain the flexibility needed to fund the business for the foreseeable future, as we may need to raise new equity funds to ensure the financial health of the business, further invest in commercialization infrastructure for Epidiolex, and retain the ability to invest in the research and development of additional product candidates to further grow the business and create further value for shareholders. We therefore propose the grant of a new one-year authority, over the equivalent of 33% of the current issued share capital, at the forthcoming AGM.

Proposal No. 10 proposes that the Directors be generally and unconditionally authorized, in accordance with Section 551 of CA 2006, to exercise all the powers of the Company to allot shares in the Company or grant rights to subscribe for, or convert any security into, shares in the Company, up to a maximum nominal amount of £124,200.

This authority shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the 2021 annual general meeting of the Company or, if earlier, on May 26, 2021.

The Company may, before this authority expires, make an offer or agreement which would or might require shares to be allotted or rights to be granted after it expires, and the directors may allot shares or grant rights in pursuance of such offer or agreement as if this authority had not expired.

The existing authority conferred on directors under Section 551 of the CA 2006 at the annual general meeting held on June 13, 2019 shall cease to have effect but without prejudice to any allotment of shares or grant of rights over shares already made or offered or agreed to be made pursuant to such authority.

The grant of this authority will not exempt the Company from applicable Nasdaq requirements to obtain shareholder approval prior to certain share issuances or to comply with applicable Securities and Exchange Commission disclosure and other regulations. Our Board of Directors will continue to focus on and satisfy its fiduciary duties to our shareholders with respect to share issuances.

The Directors have no present intention of exercising this authority, but believe it is in the interests of shareholders for the Directors to have this flexibility to allot shares should circumstances and their intentions change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF PROPOSAL NO. 10

PROPOSAL 11—DISAPPLICATION OF PRE-EMPTION RIGHTS

As a U.K.-incorporated company, the Company’s ordinary shareholders are entitled, under Section 561 of the CA 2006 to pre-emption rights, whereby, in the event that the Company wishes to allot new equity securities for cash, those securities must first be offered to existing shareholders in proportion to the number of ordinary shares they each hold before they can be offered to new shareholders.

In practice, the operation of such pre-emption rights can be time-consuming and result in additional expense to the cost of an equity fundraising. It has therefore been customary each year for the Board of Director to seek authority from our shareholders to dis-apply statutory pre-emption rights for cash issues of up to a certain proportion of the Company’s issued share capital. For each of the past seven years, GW’s shareholders have approved an annual disapplication of pre-emption rights over the equivalent of approximately 20% of the Company’s issued share capital. This year, we have reduced this to 10% of the Company’s issued share capital to limit further dilution arising from grants of equity awards. This reduction is a result of our desire to respond to our shareholders’ feedback that we have received over the last five years and is made possible by our reduced reliance upon funding from new equity issuance now that we are generating cash inflows from commercial product sales growth.

With the Company solely listed on Nasdaq, and the Company’s peers, key shareholders and primary target market being the United States, the Board of Directors is also mindful of the fact that pre-emption rights do not hinder equivalent U.S. companies from being able to execute equity fundraising. In the last few years, GW has successfully raised capital from investors in a rapid timeframe in order to develop Epidiolex and to continue to achieve significant value creation for shareholders. Prior to the commercial launch of Epidiolex, whilst we have no immediate plans to raise new equity, we need to maintain the ability to raise new equity funds to ensure the financial health of the business and to retain the ability to invest in further business growth.

Proposal No. 10 seeks the power for the Directors to allot equity securities or sell treasury shares in the capital of the Company pursuant to the authority conferred by Proposal No. 11 for cash without complying with the pre-emption rights in the CA 2006. The power will be limited to the allotment of equity securities and sales of treasury shares for cash up to a maximum aggregate nominal value of £37,250, being approximately 10% of the Company’s issued ordinary share capital at March 31, 2020. The Board of Directors considers that, at this stage of the development of the Company, the ability to raise new equity funds at relatively short notice and at low cost is vital to the continuing financial health of the business. Access to capital has had a transformational effect on the business in the last five years enabling the Board of Directors to seize the opportunity to develop valuable medicines whilst retaining the full commercial rights to these products. We believe that it is in the best interests of the Company and our shareholders for the Board of Directors to seek to retain the ability to readily raise new equity funds at the appropriate time.

This Proposal will be required to be passed as a special resolution and, if passed, this power will expire at the same time as the authority conferred on the Directors under Proposal No. 10.

The Directors have no present intention of exercising this power, except in relation to the Company’s share incentive schemes, but believe it is in the interests of shareholders for the Directors to have this flexibility to allot shares for cash otherwise than just in relation to the Company’s share incentive schemes should circumstances and their intentions change.

If shareholders do not approve this Proposal No. 11, the Directors will generally not be able to issue any new shares for cash after May 26, 2020 on a non-preemptive basis, other than to employees pursuant to existing share option grants, without first seeking and obtaining shareholder approval for each such issuance by holding a general meeting. Case-by-case approval is considered to be an impractical approach which ignores market windows and other timing practicalities and could cause future uncertainty about our ability to obtain the shareholder approvals necessary to continue to maintain the financial health of the business and deploy capital appropriately to meet the strategic goals of the business that are in the best interests of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF PROPOSAL NO. 11

Certain Proposals Mandated by English Law

Certain proposals on which you are being asked to vote are customary or required for public limited companies incorporated in England and Wales to present to shareholders at each annual general meeting. These proposals may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. Specifically, proposal 4 as well as proposals 7 through 11, are customary proposals, and may be mandated by English law. Similar proposals were presented to shareholders and approved at prior annual general meetings.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Directors

The following table sets forth information regarding our directors (the “Directors” and each a “Director”) as of the date of this proxy statement.

Name	Age	Director Since	Term Ends(1)
Dr. Geoffrey Guy	65	1998	2020
Justin Gover	49	1999	2021
James Noble	61	2007	2022
Cabot Brown	58	2013	2020
Thomas Lynch	63	2010	2022
Dr. Catherine Mackey	64	2017	2021
Alicia Secor	57	2017	2021
William Waldegrave	73	2017	2021

(1)

The terms reflect our Articles of Association, which set forth that the Directors retire and are eligible for re-election at the annual general meeting of shareholders held in the third calendar year following their last appointment. In addition, at each annual general meeting of shareholders, at least one third of the number of Directors who were not elected by the Board of Directors to fill a casual vacancy or as an additional Director will retire. If the aggregate number of Directors who are due to retire that year and Directors who wish to retire and not offer himself or herself for re-election does not meet the minimum number required, the Directors who have been longest in office since their last re-election will retire and become eligible for re-election.

The biographical information for Dr. Geoffrey Guy and Cabot Brown, nominees to our Board of Directors, are provided in “Proposal 1—Re-Election of Dr. Geoffrey Guy to the Board of Directors” and “Proposal 2—Re-Election of Cabot Brown to the Board of Directors,” respectively.

Below is biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting.

Justin Gover Director and Chief Executive Officer

Justin Gover has served as Chief Executive Officer of the Company since January 1999, shortly after the Company was founded. He has 23 years’ experience in the pharmaceutical industry. As Chief Executive Officer, Mr. Gover has been the lead executive responsible for running the Company’s operations, as well as leading equity financings, strategy and business development activities. In 2001, he led the Company’s initial public offering on the AIM stock exchange in London, and in 2013 led the Company’s initial public offering in the U.S. on Nasdaq. In total, he has led equity financings which have raised over $1 billion for the Company. In 2015, Mr. Gover relocated to the U.S. to open the Company’s U.S. headquarters in California.

Prior to joining the Company, Mr. Gover was Head of Corporate Affairs at Ethical Holdings plc (now Amarin Corporation plc), where he was responsible for the company’s strategic corporate activities, including mergers and acquisitions, strategic investments, equity financings and investor relations. Mr. Gover serves on the board of directors of the Biotechnology Innovation Organization. He holds an M.B.A. from the INSEAD business school in France and a BSc (Hons) from Bristol University.

Mr. Gover’s long tenure as the Chief Executive Officer and Director at GW Pharmaceuticals plc, as well as his prior leadership position at another pharmaceutical company, provide unique perspective on the healthcare and pharmaceutical industries and bring in-depth knowledge to the Company’s operations and business.

James Noble Independent Director Committees: • Audit (Chair) • Nomination

James Noble has served as a non-executive Director since January 2007. Mr. Noble has extensive experience in the biotech industry. He has served as chief executive officer and a director of Adaptimmune Therapeutics plc, a Nasdaq-listed company (ADAP) involved in T-cell therapeutics, since 2008. Mr. Noble was previously chief executive officer of Avidex Limited, a private biotech company. Mr. Noble was chief executive officer of Immunocore Limited from July 2008 until March 2014, and served as a non-executive director of Immunocore Limited until July 2015. Mr. Noble qualified as a chartered accountant with PricewaterhouseCoopers in 1983 and then spent seven years at investment bank Kleinwort Benson Limited, where he became a director in 1990. He then joined British Biotech plc as chief financial officer and secured the company’s IPO on Nasdaq and London Stock Exchange in 1992. Mr. Noble has served as a director of Sutura Therapeutics Limited, and from 1997 to 2001, he held numerous non-executive director positions, including at PowderJect Pharmaceuticals plc, Oxford GlycoSciences plc, MediGene AG, and Advanced Medical Solutions plc. Mr. Noble graduated from Oxford in 1980 and received a MA degree in Modern Languages from Oxford University.

Mr. Noble’s directorship experience in international public companies as well as his executive roles in various pharmaceutical companies provide global business management and pharmaceutical expertise.

Thomas Lynch Independent Director Committees: • Remuneration (Chair) • Audit

Thomas Lynch has served as a non-executive Director since 2010. Mr. Lynch is currently a director of Profectus Biosciences Inc., Adherium Inc. and Aerogen Limited, and has, since November 2015, served as chairman of the board of Evofem Biosciences Inc., a Nasdaq-listed biopharmaceutical company (EVFM). He is also chairman of the Ireland East Hospital Group and the Mater Misericordiae University Hospital. Mr. Lynch serves on the board of directors of a number of other privately held biotechnology companies. Mr. Lynch previously served as chairman of Icon plc and was a member of its board of directors for 22 years. Mr. Lynch has also worked in a variety of capacities in Amarin Corporation plc, Elan Corporation plc and Warner Chilcott plc. From 2001 to 2010, Mr. Lynch was a member of the board of directors of IDA Ireland, an Irish government investment agency. Mr. Lynch qualified as a chartered accountant with KPMG in 1983 and served as a partner in that firm from 1990 to 1993.

With his decades of business, operational and board of director experience with pharmaceutical and life sciences companies, Mr. Lynch is qualified to serve as a member of our board of directors.

Dr. Catherine Mackey Independent Director Committees: • Audit	Dr. Catherine Mackey joined our Board of Directors in December 2017. Dr. Mackey is an experienced corporate executive, director and advisor with over 30 years of accomplishment in the biotechnology, pharmaceutical, and agricultural industries. She is chairman of the board of Cour Pharmaceutical Development, a privately held, clinical stage company focused on immunomodulation. She is also a member of the board of directors of Poseida, a privately held, clinical stage company developing next generation cell therapies for cancer. Dr. Mackey served as a member of the board of directors and the compensation committee of YM Biosciences Inc., a Canadian drug development company, from 2011 to 2013. She also served as a member of the board of directors, the audit committee, and nominating and corporate governance committee of Sequenom Inc., a life sciences company, from 2015 to 2016. In addition, she serves on the board of directors of Rady Children’s Hospital and as an advisor to several companies. Dr. Mackey previously served as senior vice president of Pfizer Worldwide R&D and director of Pfizer’s La Jolla Laboratories, where she built Pfizer La Jolla into one of Pfizer’s main pharmaceutical research and development sites with over 1,000 employees and a robust drug pipeline. Prior to that role, she served as head of Strategic Alliances and Genomic and Proteomic Sciences for Pfizer. Dr. Mackey spent the first part of her career in agricultural biotechnology, including as vice president of DEKALB Genetics, Inc., an international researcher, producer, and marketer of seed. Dr. Mackey received her B.S. and Ph.D. degrees in microbiology from Cornell University.

With her over 30 years of accomplishment in the biotechnology, pharmaceutical, and agricultural industries, Dr. Mackey provides the board of directors with broad expertise in the global pharmaceutical business.

Alicia Secor Independent Director Committees: • Remuneration	Alicia Secor joined our Board of Directors in December 2017. Ms. Secor brings more than 25 years of leadership experience as a life sciences executive, with a track record in leading businesses and advancing products from clinical development through regulatory approval, commercialization, and global expansion across several therapeutic areas. Ms. Secor is President and Chief Executive Officer of Atalanta Therapeutics, Inc., a biotechnology company.9 She is a member of the board of directors, the compensation committee and nominating and governance committee of Orchard Therapeutics plc, a biopharmaceutical company. Previously, she served as President and Chief Executive Officer of Juniper Pharmaceuticals, Inc., a Nasdaq listed pharmaceutical company from August 2016 until August 2018, the date the company was acquired by Catalent, Inc. From January 2014 to July 2016, she served as the chief commercial officer of Zafgen Inc., a biopharmaceutical company. From August 2013 to October 2013, she served as senior vice president and chief operating officer of Synageva BioPharma Corp., a biotechnology company. Previously, from November 1998 to July 2013, Ms. Secor spent 15 years at Genzyme, a biotechnology company, where she held various leadership positions, most recently as vice president and general manager of Metabolic Diseases, a global business with five marketed products, including two products for orphan diseases. Prior to this role, she was vice president and general manager of Biosurgical Specialties, a surgical device business focused on adhesion prevention and other novel applications for biomaterials. Prior to Genzyme, Ms. Secor held positions at Alkermes, Inc. in business development, at Centocor, Inc. (a Johnson & Johnson company) in clinical and commercial operations, and began her career at Pfizer Inc. as a hospital-based sales representative. Ms. Secor also serves as a member of the board of directors for the Foundation for Prader Willi Research. She received her M.B.A. from Northeastern University and her B.S. in Healthcare Administration from the University of New Hampshire.

With a wide-ranging business background, including cross-functional and senior leadership roles in the pharmaceutical and healthcare industry with particular experience in biopharmaceuticals, biotechnology and drug development, Ms. Secor is well qualified to serve as a member of our Board of Directors.

Lord William Waldegrave of North Hill Independent Director Committees: • Nominations and Governance

William Waldegrave joined our Board of Directors in December 2017. Lord Waldegrave served as a Conservative Member of the British Parliament from 1979 to 1997 including 16 years as a Government Minister, of which seven years were as a Cabinet Minister (Minister of Agriculture, Chief Secretary of the Treasury, Secretary of State for Health, and Chancellor of the Duchy of Lancaster with responsibility for the Civil Service Reform and Science). Educated at Oxford University and Harvard (a Kennedy Scholar), before entering Parliament he worked in the Cabinet Office in Whitehall; as Political Secretary to Prime Minister Edward Heath; and for GEC Ltd. Lord Waldegrave is currently Provost of Eton College, Chancellor of Reading University and a Distinguished Fellow of All Souls College, Oxford and an Honorary Fellow of Corpus Christi College, Oxford. From 1998-2008 he worked at Deutsche Kleinwort Benson and UBS. From 1998–2016, he was a director (1998-2012) and then Chairman (2012-2016) of Biotechnology Growth Trust plc. Lord Waldegrave was appointed Chairman of Coutts in January 2014 and is Chairman of the Royal Mint Advisory Committee, former Chairman of the Rhodes Trust, a Founder Trustee of the Mandela Rhodes Foundation (South Africa), and a former Chairman of the National Museum of Science and Industry. Lord Waldegrave also holds an honorary Doctorate of Civil Law from the University of Reading.

Lord Waldegrave’s broad experience in the political, finance and business fields provides our Board of Directors with broad expertise in the global pharmaceutical business

CORPORATE GOVERNANCE

Independence of our Board of Directors

We believe that the Company benefits from having a strong and independent board of directors. On an annual basis, our Board of Directors review the independence of all Directors under guidelines established by Nasdaq and in light of each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. The Board of Directors has determined that all of the Directors that currently serve on our Board of Directors are, and all of the Directors that served on the Board of Directors during the twelve (12) months ended December 31, 2019 were, independent, except for Dr. Geoffrey Guy and Justin Gover.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our Board of Directors has three standing committees: the Audit Committee, the Remuneration Committee, and the Nominations and Governance Committee. The charters for each of these committees can be found on our website at http://www.gwpharm.com.

Name	Audit	Remuneration	Nominations and Governance
James Noble	Chair		X
Cabot Brown		X	Chair
Thomas Lynch	X	Chair
Dr. Catherine Mackey	X
Alicia Secor		X
Lord William Waldegrave of North Hill			X

Audit Committee and Audit Committee Financial Experts

Our Board of Directors has a separately designated Audit Committee. The members of the Audit Committee are James Noble (Chair), Thomas Lynch and Dr. Catherine Mackey.

The Audit Committee held nine meetings and took no actions by written consent during the twelve (12) months ended December 31, 2019. The duties and responsibilities of the Audit Committee are set forth in the Terms of Reference (“Audit Committee Terms of Reference”) of the Audit Committee which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the Audit Committee at this time. A copy of the Audit Committee Terms of Reference is available on our website, located at www.gwpharm.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.

The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board of Directors has determined that Mr. Noble is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee.

Remuneration Committee

Our Remuneration Committee is currently composed of Thomas Lynch, Alicia Secor and Cabot Brown, with Mr. Lynch serving as chairman of the committee. Our Board of Directors has determined that each member of the Remuneration Committee is “independent” as defined under the applicable listing standards of Nasdaq. The Remuneration Committee held two meetings during the twelve (12) months ended December 31, 2019.

Our Remuneration Committee aims to:

•	align the interests of Executive Directors with those of shareholders;

•

have regard to the individuals’ experience and the nature and complexity of their work in order to pay a competitive salary that attracts and retains management of the highest quality, while avoiding remunerating those Directors more than is necessary;

•	link individual remuneration packages to the Company’s short-term and long-term performance through the award of incentives via participation in the Company’s cash and equity-based incentive schemes;

•	provide post-retirement benefits through defined contribution pension schemes; and

•	provide employment-related benefits including the provision of life assurance and medical assurance.

Remuneration Committee Interlocks and Insider Participation

During the twelve (12) months ended December 31, 2019, no member of the Remuneration Committee was an employee, officer or former officer of the Company or any of its subsidiaries. During the twelve (12) months ended December 31, 2019, no member of the Remuneration Committee had a relationship that must be described under the SEC rules relating to disclosure of related party transactions. During the twelve (12) months ended December 31, 2019, none of our Executive Officers served on the Board of Directors or compensation committee of any entity that had one or more of its executive officers serving on the Board of Directors or the Remuneration Committee.

Nominations and Governance Committee

Our Nominations and Governance Committee is composed of Cabot Brown, James Noble and Lord William Waldegrave of North Hill, with Mr. Brown serving as chairman of the committee. Our Board of Directors has determined that each member of the Nominations and Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The Nominations and Governance Committee held two meetings during the twelve (12) months ended December 31, 2019. The Nominations and Governance Committee’s responsibilities include:

•	reviewing the structure, size and composition of the Board and make recommendations with regard to any changes;

•	conducting evaluations of the performance of individual directors and sub-committees;

•	evaluating the balance of skills, knowledge and experience in light of potential future appointments;

•	being responsible for identifying and nominating, for the approval of the Board, candidates to fill Board and Board sub-committee vacancies as and when they arise; and

•	reviewing the performance of non-Executive Directors.

Nominating Procedures

The Directors may appoint any person who is permitted by the applicable laws and willing to act to be a Director, either to fill a casual vacancy or as an additional Director but so that the total number of Directors does not exceed any maximum number fixed by or in accordance with our Articles of Association.

Other than in the case of a Director retiring at our annual general meeting and standing for re-election, candidates to stand for election as Directors at our annual general meeting of shareholders must either (i) be recommended by our Board of Directors or (ii) be proposed by written notice signed by a member (other than the person to be proposed) duly qualified to attend and vote at the meeting left at the registered office of the

Company not less than seven nor more than 42 days before the date appointed for the annual general meeting of shareholders for which such notice is given of their intention to propose such person for election and also notice in writing must be given signed by the person to be proposed of their willingness to be elected and stating all such details of the nominee as would, on their election, be required to be included in the Company’s register of Directors and register of Directors’ residential addresses. In addition, under the Companies Act, in order for a resolution proposed by shareholders to be moved at an annual general meeting of shareholders (whether to propose a candidate for election as a Director or otherwise), such proposal must have been requisitioned either by members representing 5% of the total voting rights of all members having a right to vote on such proposal at the annual general meeting of shareholders or by at least 100 members who have a right to vote on such proposal at the relevant annual general meeting of shareholders and who hold shares in the Company on which there has been paid up an average sum, per member, of at least £100. Such proposal must have been signed or otherwise authenticated by all requisitionists and submitted to the Company not later than (1) six weeks before the annual general meeting of shareholders to which the requests relate or (2) if later, the time at which notice of that meeting is given by the Company. Where certain conditions prescribed by section 153 of the Companies Act are met, the requisitionists may include persons who are not members but on whose behalf shares are held by a member.

Shareholders may recommend director nominees for consideration by the Nominations and Governance Committee by writing to our Company Secretary at the address below, or the Company’s registered office address from time to time, and certain other requirements described under “Shareholder Proposals” below.

Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominations and Governance Committee. Shareholders who desire to nominate persons directly for election to the Board of Directors at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information—Shareholder Proposals for 2021 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.

You may write to the Nominations and Governance Committee at:

c/o Adam George

Company Secretary

GW Pharmaceuticals plc

Sovereign House

Vision Park

Chivers Way

Histon

Cambridge CB24 9BZ

United Kingdom

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics is applicable to our Directors, Executive Officers, and all other employees. A copy of the code is available to every employee on our internet site, upon request to our human resources department, and to investors and others on our website at http://www.gwpharm.com or by contacting our investor relations department or legal department. Disclosure regarding any amendments to, or waivers from, provisions of the Code of Conduct that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

Insider Trading Policy

Our directors, executive officers and employees, as well as their immediate family members, persons living in their home and entities controlled by any of the foregoing persons are subject to our insider trading policy (the “Policy”). The Policy prohibits insider trading and certain speculative transactions (including short sales, buying put and selling call options and other hedging or derivative transactions in our ADSs and underlying ordinary shares), and establishes a regular blackout period schedule during which directors, executive officers and certain employees may not trade in such securities. In addition, the Policy establishes pre-clearance procedures that directors and executive officers must observe prior to effecting any transaction in our ADSs and/or underlying ordinary shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes describe, as of March 31, 2020, the beneficial ownership of our ordinary shares (and our ADSs, each of which represents 12 ordinary shares) by:

•	each person we believe beneficially holds more than 5% of the outstanding ordinary shares based solely on our review of SEC filings;

•	each of our named Executive Officers;

•	each of our Directors; and

•	all of our Executive Officers and Directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2020 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 372,509,000 ordinary shares outstanding as of March 31, 2020.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o GW Pharmaceuticals plc, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom.

	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Beneficial Owners of More than 5% of Our Ordinary Shares
Capital Research Global Investors(1)	56,732,067	15.3%
Franklin Advisors, Inc.(2)	27,516,372	7.4%
Named Executive Officers and Directors:*
Dr. Geoffrey Guy(3)	6,437,718	1.7%
Justin Gover(4)	3,340,511	*
Dr. Volker Knappertz(5)	441,516	*
Adam George(6)	398,194	*
Scott Giacobello(7)	344,011	*
Thomas Lynch(8)	120,709	*
Douglas Snyder(9)	98,328	*
Cabot Brown(10)	88,777	*
James Noble(11)	65,613	*
Alicia Secor(12)	26,260	*
Dr. Catherine Mackey(13)	9,664	*
William Waldegrave(14)	6,728	*
Chris Tovey(15)	2,501	*
Darren Cline	—	*
All Executive Officers and Directors as a group (14 persons)	11,380,530	3.1%

*	Represents less than 1%.
(1)

Capital Research Global Investors, a division of Capital Research and Management Company, held approximately 11.7% of our issued share capital, accounting for approximately 11.7% of the voting rights of the Company, based on Schedule 13G/A filed with the SEC on February 14, 2020 by Capital Research

Global Investors. Capital Research Global Investors, a U.S.-based investment management company, holds these shares in the form of ADSs and has sole dispositive and voting power over the shares. Their business address is 333 South Hope Street, Los Angeles, CA 90071. Capital World Investors, also a division of Capital Research and Management Company, held approximately 3.5% of our issued share capital, accounting for approximately 3.5% of the voting rights of the Company. An aggregate of 15.2% of our issued share capital, accounting for approximately 15.2% of the voting rights of the Company, is collectively held by these Capital Research and Management Company divisions.
(2)

Based solely on a Schedule 13G/A filed with the SEC on February 4, 2020, by Franklin Resources, Inc. Franklin Resources, Inc. includes holdings by Fiduciary Trust Company International, Franklin Templeton Investments (Asia) Ltd. and Franklin Advisers, Inc. under the name Franklin Advisors, Inc., whose business address is One Franklin Parkway, San Mateo, CA 94403-1906.

(3)

Includes 25,000 ordinary shares beneficially owned by Dr. Guy’s spouse, 103,925 ordinary shares held by a pension plan of which Dr. Guy and his spouse are beneficiaries and options to purchase 87,272 ordinary shares that have vested.

(4)

Includes 2,143,314 ordinary shares beneficially owned by The Gover Family Investment LLP, of which Mr. Gover owns 99% and the remaining 1% is held by his spouse. 2,143,308 of these shares are held in the form of ADSs. Also includes options to purchase 743,232 ordinary shares that have vested.

(5)

Includes 17,610 ordinary shares held in the form of ADSs, options to purchase 91,590 ordinary shares that have vested and 332,316 ordinary shares that will vest within 60 days after the date of this proxy statement.

(6)	Includes 15,942 shares held by his wife, 21,696 ordinary shares held by his personal pension plan and options to purchase 360,556 ordinary shares that have vested.
(7)

Includes 32,212 ordinary shares held in the form of ADSs, options to purchase 83,847 ordinary shares that have vested and includes 227,952 ordinary shares that will vest within 60 days after the date of this proxy statement.

(8)	Includes options to purchase 120,709 ordinary shares that have vested.
(9)	Includes 9,804 ordinary shares held in the form of ADSs, and options to purchase 88,524 ordinary shares that have vested.
(10)	Includes 7,216 ordinary shares held in the form of ADSs and options to purchase 81,561 ordinary shares that have vested.
(11)	Includes 27,500 ordinary shares held in the form of ADSs and options to purchase 38,113 ordinary shares that have vested.
(12)	Includes 6,564 ordinary shares held in the form of ADSs and options to purchase 19,696 ordinary shares that have vested.
(13)	Includes 6,516 ordinary shares held in the form of ADSs and options to purchase 3,148 ordinary shares that have vested.
(14)	Includes options to purchase 6,728 ordinary shares that have vested.
(15)	Includes 2,496 ordinary shares held in the form of ADSs.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Individuals subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. Based solely on a review of the copies of such forms in our possession and on written representations from reporting individuals, we believe that all of our officers and directors filed the required reports on a timely basis under Section 16(a) for fiscal year ended December 31, 2019.

TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Party Transactions

Other than the compensation arrangements described below under the section “Compensation Discussion and Analysis,” during the twelve (12) months ended December 31, 2019 through the date of this proxy statement, we were not a party to any transactions involving an amount exceeding $120,000 between us and certain “related parties,” which are generally considered to be our Directors and Executive Officers, nominees for director, holders of 5% or more of our outstanding ordinary shares and members of their immediate families.

Approval of Related Party Transactions

We have adopted a related person transaction policy which sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any employee, director or beneficial owner of more than 3% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each Director, Executive Officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information regarding our executive officers (the “Executive Officers,” and each an “Executive Officer”), as of the date of this proxy statement. There are no family relationships between any of our Executive Officers, and there is no arrangement or understanding between any Executive Officer and any other person pursuant to which the Executive Officer was selected.

Name	Age	Executive Officer Since(1)	Position
Justin Gover	49	1999	Director and Chief Executive Officer
Dr. Geoffrey Guy	65	1998	Chairman of the Board of Directors and Executive Chairman
Scott Giacobello	49	2017	Chief Financial Officer
Adam George	50	2017	Managing Director, U.K. and Company Secretary
Chris Tovey	54	2012	Chief Operating Officer
Darren Cline(2)	55	2019	U.S. Chief Commercial Officer
Dr. Volker Knappertz	54	2017	Chief Medical Officer
Douglas Snyder	55	2017	Chief Legal Officer

(1)	Our executive officers are selected by and serve at the discretion of our Board of Directors.
(2)	Darren Cline was appointed as U.S. Chief Commercial Officer effective April 22, 2019.

Justin Gover Director and Chief Executive Officer	The biography of Justin Gover, our Chief Executive Officer and one of our Directors, appears under “—Directors” above.

Dr. Geoffrey Guy Chairman of the Board of Directors and Executive Chairman	The biography of Dr. Geoffrey Guy, the Chairman of the Board of Directors and Executive Chairman, appears under “—Directors” above.

Scott Giacobello Chief Financial Officer	Scott Giacobello has served as our Chief Financial Officer since March 2017. Mr. Giacobello has over 25 years of finance and operational experience. He is an accomplished executive who most recently served as chief financial officer for Chase Pharmaceuticals Corporation, a clinical stage biopharmaceutical company focused on the development and commercialization of improved treatments for neurodegenerative disorders. From 2008 through 2015, Mr. Giacobello held senior level finance positions at Allergan, most recently serving as Vice President of Finance for Global Research & Development. While at Allergan, he also served as Vice President of Corporate Finance and Vice President of Internal Audit & Compliance. Mr. Giacobello’s previous experience includes financial positions at the Black & Decker Corporation and Ernst & Young, LLP. Mr. Giacobello holds a bachelor’s degree in business administration from the University of Notre Dame and is a Certified Public Accountant.

Adam George Managing Director, U.K. and Company Secretary	Adam George joined the Company in 2007 and was Group Financial Controller until June 2012, at which time he was our Chief Financial Officer until March 2017. On March 6, 2017, Mr. George was appointed as Managing Director, U.K., a newly-created executive role with broad leadership responsibilities for our U.K. operations. Mr. George also acts as Company Secretary, a role he has held since he first joined the Company. Prior to joining the Company, Mr. George occupied several senior finance roles within both listed and privately-owned high growth businesses. He is currently a non-executive director of Nucana plc, a clinical-stage biopharmaceutical company.

Chris Tovey Chief Operating Officer	Chris Tovey has served as our Chief Operating Officer since October 2012. Prior to joining the Company, Mr. Tovey was at UCB Pharmaceuticals (“UCB”) from 2006 to 2012. In his last role there, Mr. Tovey was the Vice President of Global Marketing Operations where he was responsible for worldwide marketing activities on a portfolio of UCB products including Keppra®, an anti-epileptic drug generating over €2.0 billion in annual sales. Previous experience and roles at UCB included a number of multi-country product launches including Vimpat®, an anti-epileptic drug, Managing Director Greece and Cyprus, and leader of all UCB activities on the orphan narcotic medication Xyrem®, which is used in the treatment of narcolepsy. Mr. Tovey previously spent 18 years at GlaxoSmithKline plc (“GSK”) in senior commercial roles in both the European and U.K. organizations. These roles included Director Commercial Strategy Distribution Europe, Director European Vaccine Therapy, Director Commercial Development U.K., Director Vaccines Business Unit U.K. and Business Unit Manager Oncology U.K. While at GSK, Mr. Tovey worked across a wide range of therapeutic areas including neurology, infectious diseases, oncology, diabetes, respiratory, gastroenterology and immunology. Mr. Tovey is also currently a non-executive director of CanImGuide Therapeutics AB, an early-stage biopharmaceutical company developing new treatments for cancer through inhibition of LFA-1 receptor antagonism.

Darren Cline U.S. Chief Commercial Officer	Darren Cline has served as our U.S. Chief Commercial Officer since April 2019. Darren Cline is an accomplished biopharmaceutical executive with over 25 years of commercial experience, including hematology and oncology, orphan and ultra- orphan arenas. Mr. Cline is Executive Vice President, Commercial at Seattle Genetics, Inc., where he oversees all marketing, sales, and managed markets. He was directly involved in the commercial build out for the launch of Adcetris, an antibody-based biologic the US Food and Drug Administration approved for treatment of certain hematologic cancers; he played an integral role driving Adcetris’ continued growth to over $300 million in revenue. Prior to Seattle Genetics, Mr. Cline was at Alexion Pharmaceuticals, where he was part of the initial commercial leadership team for the Soliris launch, helping to build out key sales functions that were instrumental in Soliris becoming a billion-dollar brand. Mr. Cline received his undergraduate degree from San Diego State University and his MBA from Pepperdine University. Mr. Cline is also currently a non-executive director of Stemline Therapeutics, Inc., a commercial-stage biopharmaceutical company focused on the development and commercialization of novel oncology therapeutics.

Dr. Volker Knappertz Chief Medical Officer	Volker Knappertz has served as our Chief Medical Officer since May 2017. Dr. Knappertz has over 25 years of clinical trial experience and 17 years of pharmaceutical drug development experience, holding leadership positions with responsibilities for managing international clinical trial and medical affairs programs. Since joining the Company, Mr. Knappertz oversaw the filing and approval of Epidiolex and the global development efforts of cannabinoids. Most recently, as the vice president of clinical development for multiple sclerosis, oncology and biosimilar products at Teva Pharmaceuticals (“Teva”), a multinational pharmaceutical company, Dr. Knappertz oversaw multiple regulatory submissions and approvals in the United States, Canada, Europe and Japan. Prior to joining Teva in 2012, Dr. Knappertz served in clinical and medical roles in CNS, CV, and biologics at Bayer Pharmaceuticals, a multinational pharmaceutical and life sciences company, and AstraZeneca, a research-based biopharmaceutical company. Dr. Knappertz is a U.S. Board certified neurologist who received his residency training at Yale University where he served as chief resident and was fellowship trained at Wake Forest University. He received his clinical scientist training and M.D. as well as a doctorate degree in research on glioblastoma from the University at Cologne in Germany.

Douglas Snyder Chief Legal Officer	Doug Snyder has served as our Chief Legal Officer since July 2017. Mr. Snyder brings more than 20 years of experience providing counsel in the pharmaceutical industry, at the U.S. Food and Drug Administration (“FDA”) and in private practice. Prior to joining the Company, he led the legal and compliance teams as senior vice president, general counsel, and secretary for Actelion U.S., a pharmaceuticals and biotechnology company. Prior to that, Mr. Snyder held the position of senior vice president, general counsel, secretary at Eisai Inc., a pharmaceutical subsidiary of a research-based human health care company, where he led the Legal, Compliance, Legislative Affairs, Internal Audit and Security Group. From 1999-2005, he was vice-president, associate general counsel for GlaxoSmithKline (“GSK”). During his tenure at GSK, Mr. Snyder managed the legal and communications strategies related to some of GSK’s most high-profile matters concerning the New York Attorney General, the U.S. Department of Justice and the FDA. Before joining the pharmaceutical industry, he held the role of Associate General Counsel for the FDA where he counseled the Commissioner, appeared before Congress in key initiatives, and led the initial False Claims/Kickback cases against the pharmaceutical industry.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis gives an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our named executive officers during the twelve (12) months ended December 31, 2018, and the material factors that we considered in making those decisions. Under the heading “Executive Compensation” below you will find a series of tables containing specific information about the compensation earned or paid in the twelve (12) months ended December 31, 2019 to the following individuals, whom we refer to as our named executive officers, or NEOs:

•	Justin Gover has served as our Chief Executive Officer since 1999;

•	Scott Giacobello has served as our Chief Financial Officer since 2017;

•	Dr. Geoffrey Guy has served as Executive Chairman since 1998;

•	Douglas Snyder has served as our Chief Legal Officer since 2017; and

•	Dr. Volker Knappertz has served as our Chief Medical Officer since 2017.

Compensation Philosophy and Objectives

Remuneration Policy

The Remuneration Committee sets up the Company’s Remuneration Policy which is designed to ensure that Executive Directors are appropriately incentivized and rewarded for their performance, responsibility and experience. The Remuneration Committee aims to ensure that the Remuneration Policy aligns the interests of Directors and Executive Officers with those of shareholders. The Remuneration Policy is designed to be competitive but aligned with accepted market practice in the United States. We consider that these design features are pivotal to our ability to offer competitive incentive packages in the markets that we compete and operate in.

During the year, the Remuneration Committee retained Willis Towers Watson and Anderson Pay Advisors to provide ongoing peer group remuneration competitive market analysis, option valuations and remuneration policy-related advice.

Remuneration Approach

Our Remuneration Policy for Executive Directors and Executive Officers, which includes each of our NEOs aims to:

•	align the interests of Executive Directors and Executive Officers with those of shareholders;

•

have regard to the individuals’ experience and the nature and complexity of their work in order to pay a competitive salary that attracts and retains management of the highest quality, while avoiding remunerating those Directors and Executive Officers more than is necessary;

•	link individual remuneration packages to our short-term and long-term performance through the award of incentives via participation in our cash and equity-based incentive schemes;

•	provide post-retirement benefits through defined contribution pension schemes; and

•	provide employment-related benefits, including the provision of life assurance and medical assurance.

We believe that these aims, which remain unchanged from previous years, have been working well, continue to be relevant and provide a firm framework within which future remuneration will be determined. The shareholder approved Remuneration Policy provides a set of parameters within which we work while still allowing the Remuneration Committee sufficient flexibility to adapt remuneration packages in line with the development of the business. This allows the Company to attract, retain and motivate Directors and Executive Officers with the skills, talent and motivation to deliver upon our strategy and to continue to create value for our shareholders.

Key Remuneration Committee Activities during the Twelve Months Ended December 31, 2018

During the twelve (12) months ended December 31, 2018, the Remuneration Committee’s key activities have been as follows:

•

In January 2019, consistent with previous years, we engaged Willis Towers Watson as independent advisers to provide ongoing peer group remuneration competitive market analysis for the remuneration of the Directors against the selected peer group and to provide recommendations for basic salaries, Long Term Incentive Plan (“LTIP”) awards, new-hire equity awards, prevalence of performance plans and the structure of bonus incentive awards for the year. As the Company continues to grow in size and complexity, the Remuneration Committee requested that Willis Towers Watson review the peer group of comparable U.S.-listed biotech/pharmaceutical development companies.

Willis Towers Watson suggested biopharmaceutical companies that had a twelve-month trailing market capitalization of between $1.0 billion to $11.2 billion, revenue of less than $500 million per annum and with greater than 100 employees, applying a consultative review to arrive at a shortlist of potential additional peers based on industry and business description and organizations considered to be close competitors. This was then subject to review, refinement and approval by the Remuneration Committee.

Based on these criteria, Willis Towers Watson recommended, and our Committee approved, removing Alder Biopharmaceuticals, Inc., Juno Therapeutics, Inc., Pacira Pharmaceuticals, Inc. and Radius Health, Inc. and adding Amarin Corporation plc, Array BioPharma Inc., Exelixis, Inc., FibroGen, Inc., and Halozyme Therapeutics, Inc. The latest peer group consists of 19 companies with a median market capitalization of $3.8 million.

The current peer group used for making 2019 remuneration decisions consists of ACADIA Pharmaceuticals, Inc., Agios Pharmaceuticals, Inc., Alnylam Pharmaceuticals Inc., Amarin Corporation plc, Array Pharmaceuticals, Inc., bluebird bio, Inc., Clovis Oncology, Inc., Exelixis, Inc., FibroGen, Inc., Halozyme Therapeutics, Inc., Intercept Pharmaceuticals Inc., Neurocrine Biosciences Inc., Portola Pharmaceuticals Inc., Puma Biotechnology Inc., Sage Therapeutics, Inc., Sarepta Therapeutics, Inc., Spark Therapeutics, Inc., Tesaro, Inc. and Ultragenyx Pharmaceuticals, Inc.

Willis Towers Watson received $45,728 in compensation for their work relating to Directors’ and Executive Officers’ remuneration advice.

•

In February 2019, the Remuneration Committee met to consider the basic salary increases to be awarded to Executive Officers. Inflationary increases had been given to the majority of our staff and the Executive Directors were given an inflationary basic salary increase of 3% effective from 1 January 2019. External benchmarking analysis for the Chief Executive Officer, Chief Medical Officer and Chief Operating Officer reflected each of their base salaries were below the median of peer group data. The Remuneration Committee approved an increase in the Chief Executive Officer’s basic salary by 8.3% to $650,000, an increase in the Chief Medical Officer’s basic salary by 4% to $450,000, and the Chief Operating Officer’s basic salary by 5% to £296,000 effective from 1 March 2019 to align each of their basic salaries with the median of our peer group.

•

At the same time, the Remuneration Committee met to consider the extent of achievement of 2018 calendar year objectives by the Board of Directors and the Executive Team, and to determine the level of short-term bonus incentive award to be paid in respect of the 2018 calendar year. The consensus was that 2018 had been an exceptional year in which substantial progress with all material objectives had been approved, including the Group’s first FDA approval.

Under the 2018 bonus program, bonus incentive awards were determined by first establishing a bonus pool. The bonus pool was calculated by aggregating the target cash incentive awards for all eligible plan participants and then multiplying that sum by a modifier established by our Remuneration Committee based on our performance as measured against the 2018 company goals. The 2018 company goals approved by our Board of Directors and Remuneration Committee at the beginning of the year were as follows:

2018 Company Goals:

•	Achieve FDA regulatory approval of Epidiolex

•	Progress EU regulatory submission to support approval in 2019

•	Manufacturing sufficient inventory of Epidiolex to support commercial launch, and advance all steps necessary to meet long-term demand

•	Ensure organization and operational readiness to execute successful U.S. launch and progress EU launch preparations

•	Progress Epidiolex clinical strategy, completing close out of second Dravet syndrome clinical study and complete recruitment of Phase 3 Tuberous Sclerosis study

•	Formulate protocol and development plan for Sativex U.S. multiple sclerosis development

•	Implement comprehensive program of compliance policies to support U.S. and EU commercial launches

•	Successfully manage all elements of conversion to a U.S. domestic registrant, with effect from fiscal year ended September 30, 2018

•	Progress other pipeline projects, with particular focus on CBDV and CBD:THC

The bonus pool was then allocated among all of the plan participants in accordance with the terms of the 2018 annual bonus incentive program. Consistent with 2017, our Chief Executive Officer and Executive Team bonus incentive awards were based 75% on company goals and 25% on individual objectives.

Our Remuneration Committee assessed our performance and determined that we had met or exceeded each of our 2018 Company goals and, after taking into consider our pivotal FDA approval of Epidiolex in the United States, approved an overall bonus award paying 150% of target, equating to 75% of 2018 basic salary. The Remuneration Committee considered that the Chief Executive Officer, Chief Operating Officer and Chief Medical Officer deserved additional recognition in respect of their efforts towards the U.S. approval of Epidiolex. The Committee approved an overall bonus award paying 160% of target, equating to 80% of 2018 basic salary for these individuals.

•

At the same time, the Remuneration Committee approved the bonus objectives to be achieved by the Executive Directors during 2019. The approved objectives are predominantly EMA approval of Epidiolex and growth of the U.S. commercial launch. These were considered by the Remuneration Committee to be the key value drivers for the business and therefore represent the optimum objectives for Executive Team incentive schemes to be based upon in 2019.

It is expected that future bonus targets will be 70% of basic salary for the Chief Executive Officer, and 50% of basic salary for all other Executive Officers. Consistent with previous years, individual objectives have been agreed with each of the Executive Team, with 75% of the 2019 bonus award to be awarded by the Remuneration Committee based upon achievement of Group objectives, with the remaining 25% to be awarded based upon the achievement of individual objectives.

•

At the same time, the Remuneration Committee met and agreed the terms of the 2019 grant of LTIP awards to the Directors and Executive Officers. These were segmented so that (i) 50% of the value of the award is linked to rigorous performance conditions linked to Company key value drivers, which must be achieved in the three-year vesting period, (ii) 25% of the value of the award is in the form of market-priced share options with a three-year vesting period, and (iii) 25% of the value of the award took the form of restricted stock options which vest at the rate of 25% per annum over a four-year vesting period.

The selected performance conditions that are required to be achieved in order to trigger vesting of 50% of this award are again considered to be directly linked to key business value drivers creating alignment with shareholders’ interests. The restricted stock option, which are essentially restricted stock units, element of the award is considered to encourage long-term retention, considered to be a key factor critical to future success, and the market priced options are intended to align further the interests of the Executive Directors with shareholders’ interests. The resulting mix is designed to create an appropriate balance of long-term incentives linked to value-driving objectives, aligned with shareholder value creation, whilst encouraging retention of the team considered to be a key success factor for the future.

Recommendations for equity grants had been proposed by Willis Towers Watson, designed to target alignment with the median of peer group data. It was highlighted that an equity grant for the Chief Executive Officer with a fair value equivalent to 750% of basic salary is required to align with the median of peers. As this grant would have exceeded the 600% limit by the shareholder-approved Remuneration Policy, it was resolved to proceed with the maximum grant but propose a change to the Remuneration Policy at June 2019’s Annual General Meeting. If the Annual General Meeting resolution was successful, an additional award would be granted as soon as practicable to increase to 750% of basic salary. These recommendations were reviewed and approved by the Committee.

At the grant date these awards had expected values at grant equivalent to 600% of basic salary for the Chief Executive Officer, 450% of basic salary for the Executive Chairman, 350% of basic salary for Chief Financial Officer, Chief Legal Officer and Chief Operating Officer, Chief Medical Officer, and Managing Director, U.K. The amended Remuneration Policy was approved by shareholders at the June 2019 Annual General Meeting, resulting in an additional grant of 150% of basic salary to the Chief Executive Officer.

•

In April 2019, the Remuneration Committee met to consider to the terms of the offer of employment for Darren Cline for the role of Chief Commercial Officer. In line with recommendations put forwards by Willis Towers Watson in the January 2019 review, a basic salary of $450,000, bonus target of up to 50% of basic salary and a LTIP award upon joining equivalent to 400% of basic salary was proposed and subsequently accepted.

•

In September 2019, the Remuneration Committee met to approve the reimbursement of certain travel and expense amounts for U.S. resident directors of GW Pharmaceuticals plc for travel to Board meetings held in the United Kingdom. These expenses are taxable on the individual for services incurred in the United Kingdom.

•

In February 2020, the Remuneration Committee met to consider the basic salary increases to be awarded to Executive Officers. Inflationary increases had been given to the majority of our staff and the Executive Directors were given an inflationary basic salary increase of 3% effective from 1 January 2020. External benchmarking analysis for the Chief Financial Officer, and Chief Operating Officer were below the median of peer group data. The Remuneration Committee approved an increase in the Chief Financial Officer’s basic salary by 5.1% to $433,000, and an increase in the Chief Operating Officer’s basic salary by 8.1% to £320,000 effective from 1 March 2020.

•

At the same time, the Remuneration Committee met to consider the extent of achievement of 2019 calendar year objectives by the Executive Team, and to determine the level of short-term bonus incentive award to be paid in respect of the 2019 calendar year. The consensus was that 2019 had been a very strong year for the Group, with strong sales of Epidiolex for the first full year in the United States and the achievement of an EMA approval for Epidyolex in Europe.

•

Under the bonus program, bonus incentive awards were determined by first establishing a bonus pool. The bonus pool was calculated by aggregating the target cash incentive awards for all eligible plan participants and then multiplying that sum by a modifier established by our Remuneration Committee based on our performance as measured against the 2019 company goals. The 2019 company goals approved by our Board of Directors and Remuneration Committee at the beginning of the year were as follows:

2019 Company Goals:

•	Successful U.S. Commercial trajectory of Epidiolex

•	Epidyolex approval by EMA leading to launches in major markets

•	Manufacturing scale-up to meet in-market demand for medium-term capacity requirements

•	Epidiolex label expansion by completion of Tuberous Sclerosis study to enable sNDA filing and commencement of Rett syndrome study

•	Progress with development of Epidiolex life cycle management

•	Pipeline progress with a focus on nabiximols

•

Our Remuneration Committee assessed performance and determined that the executive team had met or exceeded each of the 2019 Company goals and, after considering the success of Epidiolex commercialization in the United States, approved a bonus award equating to 115% of target for each Director or Executive Officer. The Remuneration Committee considered that the Chief Operating Officer deserved additional recognition in respect of his individual effort towards the European approval of Epidyolex, the establishment of a European commercial organization and the manufacturing expansion projects. The Committee approved an incremental bonus award taking total bonus to 120% of target.

Roles in Determining Compensation

Remuneration Committee

In accordance with best practice, the Remuneration Committee, consisting of independent non-executive Directors, manages the remuneration of the Executive Directors and Executive Officers within the framework of the shareholder approved Remuneration Policy and shareholder approved LTIP option scheme rules.

Risks Related to Compensation Policies and Practices

As part of the Board of Director’s risk oversight role, our Remuneration Committee reviews and evaluates the risks associated with our compensation programs. Our Remuneration Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, our Remuneration Committee considered the following:

•	the Company’s use of different types of compensation vehicles to provide a balance of long- and short- term incentives with fixed and variable components;

•	the granting of equity-based awards with time-based vesting and performance-based vesting, both of which encourage participants to work towards long-term appreciation in equity values;

•	the Company’s annual bonus determinations for each employee and vesting of performance-based equity awards being tied to achievement of Company goals, which goals promote long-term value; and

•

the Company’s system of internal control over financial reporting and code of conduct and ethics, which, among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

Compensation Consultant

The Remuneration Committee retains the services of Anderson Pay Advisors as independent external compensation consultants. The mandate of the consultants includes assisting the Remuneration Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design, and competitive market analysis with the Company’s peers in the industry. The Remuneration Committee regularly evaluates the performance of its compensation consultants, considers alternative compensation consultants, and has the final authority to engage and terminate such services.

The Remuneration Committee has assessed the independence of Anderson Pay Advisor pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Anderson Pay Advisors from serving as an independent consultant to the Remuneration Committee.

Chief Executive Officer

Our Chief Executive Officer attends Remuneration Committee meetings and works with the Remuneration Committee Chairman and its compensation consultants to develop compensation recommendations for Executive Officers (excluding the Chief Executive Officer) and other key executives, based upon individual experience and breadth of knowledge, internal considerations, individual performance during the fiscal year, and other factors deemed relevant by the Remuneration Committee. The recommendations are then submitted to the Remuneration Committee for review and consideration. The Remuneration Committee works directly with its compensation consultants to determine compensation actions for the Chief Executive Officer. In accordance with Nasdaq listing rules, our Chief Executive Officer is not present during voting or deliberations concerning his own compensation.

Say-on-Pay

In accordance with the requirements of Companies Act 2006, as a U.K. resident company listed on a recognized stock exchange, we are required to establish a Directors’ Remuneration Policy, containing a framework of limits within which the Remuneration Committee are authorized by shareholders to operate. This is required to be approved by shareholders at least every three years, by the passing of an ordinary resolution at the annual general meeting of shareholders.

At the June 2019 annual general meeting of shareholders, a revised Remuneration Policy was presented to shareholders. This Remuneration Policy was supported by over 97% of shareholders, and the resolution was duly passed. Additionally, annually at our general meeting of shareholders, we hold a non-binding advisory vote regarding the compensation of our named Executive Officers.

The Remuneration Committee has considered and will continue to consider the outcome of such votes when making future compensation decisions for our named Executive Officers. The Remuneration Committee also relies on advice from its compensation consultant, its evaluation of Company performance against pre-defined corporate goals, its understanding of the challenges facing the Company and its observations of executive officer performance to determine executive officer compensation.

At our last annual general meeting of shareholders in June 2019, the non-binding advisory vote of shareholders supported the compensation of our named Executive Officers by over 99% of the votes cast at the meeting. These votes for and against the proposal, together with available feedback from investors, have been and will continue to be considered by the Remuneration Committee in connection with the evaluation of executive compensation.

Competitive Market Analysis

The Remuneration Committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program. While we do not establish compensation levels based solely on competitive market analysis, pay practices at other companies are a factor that the Remuneration Committee considers in assessing the reasonableness of compensation and ensuring that our compensation practices are competitive in the marketplace.

Our peer companies used in determining compensation actions with respect to 2019 compensation were selected by the Remuneration Committee with the support of Willis Towers Watson, which, since 2015, has been retained to conduct comprehensive reviews of the Company’s executive compensation practices.

The Remuneration Committee considered the foregoing analysis in selecting the following 18 publicly- traded peer companies for use in evaluating compensation actions during 2019: ACADIA Pharmaceuticals, Inc., Agios Pharmaceuticals, Inc., Alnylam Pharmaceuticals Inc., Amarin Corporation plc, Array Pharmaceuticals, Inc., bluebird bio, Inc., Clovis Oncology, Inc., Exelixis, Inc., FibroGen, Inc., Halozyme Therapeutics, Inc., Intercept Pharmaceuticals Inc., Neurocrine Biosciences Inc., Portola Pharmaceuticals Inc., Puma Biotechnology Inc., Sage Therapeutics, Inc., Sarepta Therapeutics, Inc., Spark Therapeutics, Inc., Tesaro, Inc. and Ultragenyx Pharmaceuticals, Inc.

The Remuneration Committee reviews the Company’s list of peer companies on an annual basis to reflect changes in market capitalization, acquisitions, developments at the Company relative to its peer companies, and other factors.

Components of Compensation and Target

Executive Directors’ remuneration packages are considered annually and for the twelve (12) months ended December 31, 2019 comprised a number of elements, as follows:

(1) Fixed Elements of Remuneration. Fixed elements of remuneration, including basic salary and other benefits, were set and paid in accordance with our Remuneration Policy. Any changes to salary will be considered in the context of a number of factors, including the annual peer-based competitive market analysis exercise carried out for the Remuneration Committee by Willis Towers Watson, home-market location, any changes to executive responsibilities since the last review and broader employee increases.

(2) Short-Term Incentive. We anticipate that the Remuneration Committee will meet in early 2021 to assess Executive Director performance for the calendar year ended December 31, 2020. Based upon this assessment and in accordance with the Remuneration Policy Report below, the Remuneration Committee may award a cash bonus payment to each Executive Director. The level of award will depend upon the extent of achievement of strategic objectives that were set by the Remuneration Committee in early 2020. These included specific objectives linked to what were considered, at the date that these were established, to be the key value drivers for the business and which included sales progress of Epidiolex in the United States, and Epidyolex in Europe, regulatory progress with the sNDA filing of Tuberous Sclerosis, progress of the Group’s nabiximols clinical development program, pipeline development activities and operational and business development objectives.

(3) LTIP. Long-term incentive awards for the twelve (12) months ended December 31, 2019, determined by the Remuneration Committee in February 2019, were informed by the peer group competitive market analysis data provided to the Remuneration Committee by Willis Towers Watson, and vesting was linked to share price performance and subject to performance objectives linked to value drivers for the business.

The performance stock option element of the January 2017 LTIP award was scheduled to vest on 6 January 2020. 50% of the overall awards were in the form of performance stock options, with the following corporate performance conditions:

•	50% vest upon receipt from FDA of their confirmation of acceptance of an Epidiolex NDA filing

•	50% vest upon FDA grant of Epidiolex regulatory approval.

These corporate performance conditions were achieved, and 100% of the 2017 LTIP award therefore vested on 6 January 2020.

(4) Non-Executive Director Fees and Equity-Based Incentives. We do not expect the level of cash-based fees to change during 2020, but we do expect there to be a further grant of equity-based incentives. This grant will be subject to approval by the executive members of the Board and is likely to be linked to a service-based condition.

The policy table below describes our shareholder-approved Remuneration Policy for Directors and Executive Officers and seeks to explain how each element of the Directors and Executive Officers’ remuneration packages operates:

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Salary	Rewards skills and experience and provides the basis for a competitive remuneration package

Salaries will be reviewed annually by reference to market practice and market data, on which the committee receives independent advice, rates of inflation, broader employee increases, the individual’s experience and scope of the role

Salaries will be benchmarked against comparable roles in a selected peer group of other US-listed pharmaceutical development companies with similar market capitalisations and/or scale of operational complexity. We typically expect to align salaries with the 50th percentile of peer group comparator data but may vary from this general rule where we consider that special circumstances apply or where recruitment or retention of a particular role is required

The Committee may also decide to approve future increases following changes to job responsibilities or to reflect experience within the role

			None	Salaries will not exceed the 75th percentile of peer group comparator data for the relevant role. The committee will reference alternative comparator data for roles not widely represented in the core peer group	Not applicable

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Retirement savings plan	Enables Executive Directors to build long-term retirement savings	Company contribution to a personal pension/401(k) scheme or salary supplement. Levels will be reviewed annually, and the committee may decide to increase future contribution levels should the review indicate such a change is appropriate. Statutory limits to employer contributions will be applied	None	Up to 5% of basic salary	Not applicable

Benefits	Protects against risks and provides other benefits in line with market practice

Benefits currently include death-in-service life insurance, family private medical cover, ill-health income protection and a taxed cash car allowance. The committee will review benefits offered from time to time and retains the discretion to add or substitute benefits to ensure they remain market competitive

In the event that the Group requires a Director or Executive Officer to relocate, we would offer appropriate relocation assistance and would be likely to update the package of benefits to align with local market practice, e.g. increased health insurance benefits if relocating to US

None

The disclosed taxable value of benefits and allowances is not expected to exceed 15% of salary per annum

The Committee may exceed this in the event of relocation, both on a one-off and ongoing basis to align with local market norms

Not applicable

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Short-term incentive awards	Incentivizes and rewards achievement of the near-term business objectives, reflecting individual and team performance of the Directors and Executive Officers

Objectives are set at the start of each calendar year

The choice of annual performance objectives will reflect the committee’s assessment of the key milestones/metrics required to be achieved within the calendar year in order to make progress towards achieving GW’s strategic plan

Payable in cash

Clawback provisions will apply (see details below)

			None	Up to 150% of salary

The Committee retains the ability to set performance objectives annually

These objectives can be Group-based and/or individual, financial and/or non-financial, and are likely to include various milestones linked to:

•  successful execution of key elements of the Epidiolex® development programme and worldwide commercialization;

•  identification and execution of other new orphan drug developments;

•  key regulatory steps (IND grants, NDA filings, regulatory approvals);

•  successful commercialization of approved products, either by our own commercial organization or by our partners;

•  the Group’s financial position and results; and

•  equity liquidity and valuation

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Long-term incentive awards	Rewards execution of GW’s strategic plan and growth in shareholder value over a multi-year period. Encourages achievement of strategy over the medium to long term and aligns Executive Directors’ interests with those of shareholders

Conditional awards of nominal- cost options, share options, performance shares and/or restricted shares

Awards normally vest over periods of three or more years. The committee is able to grant awards which permit phased vesting over the period

Clawback provisions will apply (see details below)

Individual awards in any one year will not exceed the 75th percentile of peer group data

Individual awards in any one year will not exceed the 75th percentile of peer group data

Expected values are calculated in accordance with generally accepted methodologies based on Black- Scholes or binomial stochastic models

Performance conditions are set at the discretion of the Remuneration Committee and will generally consist of a mixture of:

•  service requirements;

•  milestone-based events, linked to the successful execution of GW’s strategic plan, likely to include items such as positive trial results, or regulatory approvals; and

•  market-based measures such as absolute or relative share price performance

Major shareholders may be consulted as part of the process of setting performance conditions

Employment Agreements

Justin Gover

On February 26, 2013, GW Research Limited entered into a service agreement with Mr. Gover, our Chief Executive Officer. On July 21, 2015, (i) this service agreement was novated to GW Pharmaceuticals plc by GW Research Limited and at the same time Mr. Gover’s commitment to GW Pharmaceutical plc was reduced to no more than 30 days per annum, to be worked outside the United States, and his base salary was reduced pro rata to £33,079 ($51,482) per annum (to be reviewed annually) and his entitlement to a car allowance and private health insurance from GW Pharmaceuticals plc were removed, and (ii) Greenwich Biosciences, Inc. (formerly GW Pharmaceuticals Inc.), entered into a service agreement with Mr. Gover, which provides that his service will continue until either party provides no less than 12 months’ written notice. Upon notice of termination, Greenwich Biosciences, Inc. may require Mr. Gover not to attend work for all or any part of the period of notice, during which time he will continue to receive his salary and other contractual entitlements. GW Research Limited may terminate Mr. Gover’s employment with immediate effect at any time by notice in writing for certain circumstances as described in his service agreement, including bankruptcy, criminal convictions, gross misconduct or serious or repeated breaches of obligations of his service.

Mr. Gover’s service agreement with Greenwich Biosciences, Inc. provides for a base salary of $446,177 per annum less the amount to be paid to Mr. Gover by GW Pharmaceuticals plc in the United Kingdom in respect of his role as its Chief Executive Officer (initially $51,482 per annum), plus a monthly pension contribution of 17.5% of salary once Greenwich Biosciences, Inc. has established its 401(k) Plan, subject to the annual statutory cap of $9,000 per annum, car allowance of $24,279 per annum, permanent health insurance coverage, life assurance coverage and private health insurance, and a bonus on such terms and of such amount as approved from time to time by the Remuneration Committee in its sole discretion. With effect from March 2, 2018, Mr. Gover’s base salary was revised to $600,000 per annum, and entitlement to pension contributions and car allowance ceased. With effect from March 1, 2019, Mr. Gover’s base salary was revised to $669,500 per annum.

Dr. Geoffrey Guy

On March 14, 2013, GW Research Limited entered into a service agreement with Dr. Guy, our Chairman and Founder. Dr. Guy’s service agreement provides that his service will continue until either party provides no less than 12 months’ written notice. GW Research Limited may terminate Dr. Guy’s employment, with immediate effect at any time by notice in writing for certain circumstances as described in his service agreement, including bankruptcy, criminal convictions, gross misconduct or serious or repeated breaches of obligations of his service.

Dr. Guy’s service agreement provides for a base salary of £341,794 per annum (to be reviewed annually), a car allowance of £24,960 per annum, plus a monthly pension contribution of 17.5% of salary, permanent health insurance coverage, life assurance coverage and private health insurance, and a bonus on such terms and of such amount as approved from time to time by the Remuneration Committee in its sole discretion. With effect from March 1, 2018, Dr. Guy’s base salary was reduced from £451,684 to £400,000 per annum, and his entitlement to receive an annual short-term bonus award ceased. With effect from March 1, 2020, Dr. Guy’s base salary increased to £424,360 per annum.

Dr. Guy remains eligible to participate in awards of equity incentives as approved from time to time by the Remuneration Committee in its sole discretion. Dr. Guy’s service agreement provides that for 12 months following termination of his employment with GW Research Limited, he will not entice, induce or encourage any customer or employee to end their relationship with GW Research Limited or any other member of the Group, solicit or accept business from customers or engage in competitive acts more fully described in his service agreement.

Scott Giacobello

On February 21, 2017, Mr. Giacobello accepted an offer for the role of Chief Financial Officer from Greenwich Biosciences, Inc. (formerly GW Pharmaceuticals Inc.) with an effective start date of March 6, 2017.

Mr. Giacobello’s employment arrangement with Greenwich Biosciences, Inc. provides for a base salary of $375,000 per annum, a target bonus of 50% of base salary on such terms and of such amount as approved from time to time by the Remuneration Committee in its sole discretion, plus life assurance coverage, matching contributions of up to 50% of the first 6% contributed by Mr. Giacobello to a 401(k) plan during any pay period, subject to the annual statutory cap of $9,000 per annum, and company-sponsored medical, dental, vision, life, AD&D and disability benefits.

Mr. Giacobello’s terms of employment specify that his employment is “at will” and may be terminated with immediate effect at any time upon giving notice in writing. However, with effect from August 2, 2017, Greenwich Biosciences, Inc. entered into a change in control and severance benefit plan participation agreement with Mr. Giacobello under which in the event Mr. Giacobello is the subject of an involuntary termination, or his service with Greenwich Biosciences, Inc. is otherwise terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, he is entitled to receive between nine and 18 months’ base salary (depending on the reason for termination), continued payment of health plan benefits for a period of between nine and 18 months (depending on the reason for termination), and outplacement support. In the event his service is terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, Mr. Giacobello is also entitled to a severance bonus of up to 1.5 times his target bonus (depending on the reason for termination) and the vesting and exercisability of some or all of his unvested equity awards shall be accelerated (depending on the reason for termination). With effect from March 1, 2020, Mr. Giacobello’s base salary was revised to $433,000 per annum.

Dr. Volker Knappertz

On April 20, 2017, Dr. Knappertz accepted an offer for the role of Chief Medical Officer from Greenwich Biosciences, Inc. with an effective start date of May 15, 2017.

Dr. Knappertz’s employment arrangement with Greenwich Biosciences, Inc. provides for a base salary of $420,000 per annum, a one-time retention bonus of $79,000 should Dr. Knappertz remain continuously employed by Greenwich Biosciences, Inc. at December 31, 2017, a target bonus of 50% of base salary on such terms and of such amount as approved from time to time by the Remuneration Committee in its sole discretion, plus life assurance coverage, matching contributions of up to 50% of the first 6% contributed by Dr. Knappertz to a 401(k) plan during any pay period, subject to the annual statutory cap of $9,000 per annum, and company- sponsored medical, dental, vision, life, AD&D and disability benefits.

Dr. Knappertz’s terms of employment specify that his employment is “at will” and may be terminated with immediate effect at any time upon giving notice in writing. However, with effect from July 13, 2017, Greenwich Biosciences, Inc. entered into a change in control and severance benefit plan participation agreement with Dr. Knappertz under which in the event Dr. Knappertz is the subject of an involuntary termination, or his service with Greenwich Biosciences, Inc. is otherwise terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, he is entitled to receive between nine and 18 months’ base salary (depending on the reason for termination), continued payment of health plan benefits for a period of between nine and 18 months (depending on the reason for termination), and outplacement support. In the event his service is terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, Dr. Knappertz is also entitled to a severance bonus of up to 1.5 times his target bonus (depending on the reason for termination), and the vesting and exercisability of some or all of his unvested equity awards shall be accelerated (depending on the reason for termination). With effect from March 2, 2018, Mr. Knappertz’s base salary was revised to $432,600 per annum. With effect from March 1, 2020, Mr. Knappertz’s base salary was revised to $463,500 per annum.

Douglas Snyder

On May 8, 2017, Mr. Snyder accepted an offer for the role of Chief Legal Officer from Greenwich Biosciences, Inc. with an effective start date anticipated to be July 10, 2017. Mr. Snyder’s employment commenced on July 24, 2017.

Mr. Snyder’s employment arrangement with Greenwich Biosciences, Inc. provides for a base salary of $410,000 per annum, a target bonus of 50% of base salary on such terms and of such amount as approved from time to time by the Remuneration Committee in its sole discretion, plus life assurance coverage, matching contributions of up to 50% of the first 6% contributed by Mr. Snyder to a 401(k) plan during any pay period, subject to the annual statutory cap of $9,000 per annum, and company-sponsored medical, dental, vision, life, AD&D and disability benefits. Mr. Snyder is also entitled to receive relocation assistance in the amount of up to $30,000, which is repayable in whole or part if he voluntarily leaves his employ with Greenwich Biosciences, Inc. or is dismissed for cause, within 24 months from September 30, 2017.

Mr. Snyder’s terms of employment specify that his employment is “at will” and may be terminated with immediate effect at any time upon giving notice in writing. However, with effect from August 9, 2017,

Greenwich Biosciences, Inc. entered into a change in control and severance benefit plan participation agreement with Mr. Snyder under which in the event Mr. Snyder is the subject of an involuntary termination, or his service with Greenwich Biosciences, Inc. is otherwise terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, he is entitled to receive between 9 and 18 months’ base salary (depending on the reason for termination), continued payment of health plan benefits for a period of between 9 and 18 months (depending on the reason for termination), and outplacement support. In the event his service is terminated as a result of a change in control of Greenwich Biosciences, Inc. or GW Pharmaceuticals plc, or redundancy, Mr. Snyder is also entitled to a severance bonus of up to 1.5 times his target bonus (depending on the reason for termination) and the vesting and exercisability of some or all of his unvested equity awards shall be accelerated (depending on the reason for termination). With effect from March 1, 2020, Mr. Snyder’s base salary was revised to $448,018.

Clawback Policy

The clawback policy provides that certain incentive compensation is recoverable from a Director if the Company is required to restate financial statements due to the misconduct of that particular Director, and that misconduct has significantly contributed to the need for the restatement. Generally, eligible incentive grants shall include cash short-term incentive awards and equity-based long-term incentive awards that have been awarded and/or vested based upon achievement of specific financial or operational goals which were deemed to have been achieved but which, following restatement, are considered to no longer have been achieved. To be effective, intention to claw back awards which have already vested and been exercised must be notified to the Director within 24 months of the award having vested. The Committee may effect a clawback either through a cash or equity repayment by the individual, or via an adjustment to an outstanding award that is yet to vest or that has vested but is not yet exercised.

Equity Retention Policy

To encourage executives to retain a meaningful amount of equity in the Company, a retention policy is in effect for Directors and Executive Officers. The purpose of this policy is to encourage ownership of the Company’s shares, promote alignment of the long-term interests of the Directors and Executive Officers with those of our shareholders, and promote our commitment to sound corporate governance. The policy is applicable to our Directors and Executive Officers, and certain other members of our leadership team, as nominated by our Chief Executive Officer. Under the policy, covered Directors and officers must retain an agreed proportion of each new equity grant issued to them after 1 January 2015, subject to the payment of any applicable taxes, for a period of five years from vesting until an overall level of share ownership is achieved. The target level of ownership equates to four times basic salary for the Chief Executive Officer and two times basic salary for the other Directors and Officers. The target deadline for achieving the ownership requirement is intended to be five years from implementation of the policy. Existing shareholdings or direct purchases of equity by executives shall contribute towards attainment of the targeted shareholding cap. The committee retains the power to consider an individual ineligible for future equity incentive grants if the required target has not been achieved in a timely manner, subject to the consideration of individual circumstances.

Tax Deductibility

Prior to the Tax Cuts and Jobs Act signed into U.S. law in December 2017 (the “TCJA”), Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally limited the U.S. federal corporate income tax deduction for compensation paid to a corporation’s CEO and its three other most highly compensated executives (other than the CFO) to $1.0 million annually, unless certain requirements were satisfied. The TCJA contained significant changes to Section 162(m) of the Code, including the elimination of the performance-based compensation exception to Section 162(m) for corporate tax years beginning after December 31, 2017 and an expansion of employees covered by the provision. Section 162(m) now covers the CFO or any individual who served as the CFO in the relevant taxable year. In addition, once an individual becomes a “covered employee”

under Section 162(m) for any taxable year beginning after December 31, 2016, this status carries forward to all future years, even in the event of the employee’s termination or death. The TCJA provides limited transition relief for certain “performance-based” compensation, specifying that compensation payable pursuant to a written binding contract which was in effect on November 2, 2017 and which was not modified in any material respect on or after that date is “grandfathered” (i.e., remains eligible for the “performance-based” pay exception to Section 162(m) and, to the extent such exception is satisfied, such compensation remains deductible even if in excess of $1.0 million)).

As a foreign private issuer, Section 162(m) did not apply to us prior to October 1, 2018. In addition, several of our executive officers who are covered employees for purposes of Section 162(m) perform their services primarily in the United Kingdom, and, as a result, our deduction for their compensation is not limited by Section 162(m). Because of these two factors, the $1.0 million compensation deduction limitation of Section 162(m) and its exception to the $1.0 million deduction limitation for performance-based compensation have not been significant considerations for us when designing and implementing our executive officers’ compensation program in prior years and will not be significant considerations in future years, and even to the extent deductibility is a consideration, it will not be the sole factor used in determining levels or methods of compensation. Since our compensation objectives may not always be consistent with the requirements for full deductibility, we and our subsidiaries may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

We believe that under the TCJA transition relief for “performance-based” compensation, amounts that may become payable to our executive officers who are covered employees in respect of incentive compensation awards granted to them prior to November 2, 2017 may be grandfathered and, therefore, not subject to Section 162(m)’s $1.0 million deduction limitation. However, we will continue to evaluate whether the TCJA transition relief for “performance-based” compensation is available in light of recently issued guidance from the Internal Revenue Service and any subsequent guidance that may be issued. In addition, some of the foregoing incentive compensation that may become payable to our executive officers who are covered employees may be deductible on our United Kingdom tax return, and therefore, not limited by Section 162(m) in any event. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m), as well as other factors beyond the control of the Remuneration Committee, no assurance can be given that any compensation paid by the Company will be eligible for the TCJA transition relief and be deductible by the Company in the future.

General Discretions Relating to the Operation of Incentive Plans

The Remuneration Committee will operate all incentive plans in accordance with LTIP rules and will retain full discretion over a number of areas relating to the operation and administration of these plans. This includes, but is not limited to, determining eligibility, setting performance conditions, determining the extent to which performance conditions are achieved, terms for leaving the Company and the vehicle of delivery.

Approach to Recruitment Remuneration

The remuneration package for a new director or executive officer, including basic salary, benefits, pension, annual bonus/short-term incentive and long-term incentive awards, will be set in accordance with the terms of the Company’s prevailing approved Remuneration Policy at the time of appointment. The Remuneration Committee will consider the role, responsibility and experience of the candidate and will seek independent advice and market data to help derive an appropriate level of remuneration in order to secure the right candidate with the required skills and experience for the role. To facilitate recruitment, the Remuneration Committee may offer additional cash and/or share-based remuneration to take account of, and compensate for, remuneration that the director is required to relinquish when leaving a former employer. Any such offer would take into account the nature, time horizon and performance conditions attached to any such remuneration and would seek to offer no more than the potential value of the remuneration opportunity being relinquished. For an internal executive director appointment, any variable pay element awarded in respect of the prior role will be allowed to pay out according to its terms. In addition, any other contractual remuneration obligations existing prior to appointment may continue. For external and internal appointments, the Remuneration Committee may agree that the Company will provide reasonable relocation support. In all cases, the Remuneration Committee will ensure that decisions made are in the best interests of the Company. The remuneration for any non-executive appointments will be set in accordance with the prevailing Remuneration Policy. Typically, the first grant of equity-based incentive awards made after appointment of a new non-executive to the Board of Directors will be increased by 50%. No additional cash payments will usually be made.

EXECUTIVE COMPENSATION

2019 Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the fiscal year ended December 31, 2019, Transition Period ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017. The Company does not have any non-equity incentive plan. The U.S. Dollar amounts in the table below were converted from local currency using the relevant 2019 annual average exchange rates of U.S.$1.287255 per British Pound Sterling.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Change in Pension and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Justin Gover Executive Director and Chief Executive Officer	2019	641,734	480,349	6,677,675	—	64,545	(3)	7,864,303
	2018T	140,031	—	—	—	5,853		145,885
	2018	579,853	330,186	4,727,235	—	35,272		5,672,546
	2017	519,374	462,636	3,665,483	—	68,803	(3)	4,716,296
Scott Giacobello Chief Financial Officer(4)	2019	409,692	300,000	1,988,169	—	33,635		2,731,496
	2018T	92,308	—	—	—	7,813		100,121
	2018	389,423	154,110	2,192,307	—	34,783		2,770,623
	2017	207,279	—	1,495,926	—	18,947	(5)	1,722,151
Dr. Geoffrey Guy Chairman of the Board of Directors and Executive Chairman	2019	528,198	—	3,386,202	—	4,594		3,918,994
	2018T	127,789	—	—	—	1,174		128,963
	2018	568,522	364,703	3,437,558	—	4,967		4,375,750
	2017	497,138	454,048	2,996,838	—	38,440		4,026,910
Dr. Volker Knappertz Chief Medical Officer(6)	2019	446,654	346,080	2,171,349	—	37,735		3,001,818
	2018T	99,831	—	—	—	91,117	(8)	190,948
	2018	427,269	132,329	1,778,294	—	108,801		2,446,693
	2017	150,585	49,073	2,084,127	—	7,759	(9)	2,291,544
Douglas Snyder Chief Legal Officer(7)	2019	432,558	316,725	2,098,915	—	37,735		2,885,933
	2018T	97,454	—	—	—	7,802		105,256
	2018	417,096	89,863	2,025,121	—	34,563		2,566,643
	2017	69,096	—	1,792,934	—	24,271	(10)	1,886,301

(1)

This column represents short-term incentive bonus awards earned by each member of the named executive officers. During the fiscal year 2019, bonuses were earned by those executive officers who had been present throughout all of 2018 relating to achievements in the 2018 calendar year, equivalent to 75% of their 2018 basic salary, with the exception of the Chief Executive Officer and Chief Medical Officer whose awards were equivalent to 80% of their 2018 basic salary. During the Transition Period, no bonus awards were granted. During fiscal year 2018, those executive officers who had been present throughout all of 2017 earned bonuses relating to achievements in the 2017 calendar year, equivalent to 60% of their 2017 basic salary. Those members of the named executive officers who joined during 2017, being the Chief Medical Officer and Chief Financial Officer, were awarded a short-term incentive bonus award based upon 50% of their pro-rata basic salary. During fiscal year 2017, bonus awards were made to executive officers relating to achievements in the 2016 calendar year, equivalent to 100% of their 2016 basic salary.

(2)

This column reflects the aggregate grant date fair value of time- and milestone-based stock option awards granted in each year and calculated in accordance with FASB ASC 718, excluding the effect of estimated forfeitures, assuming achievement of all vesting conditions. Assumptions used in the calculations for these amounts are set forth in Note 7 to our consolidated financial statements included elsewhere in this proxy statement.

(3)

These amounts represent the value of the personal benefits granted to Mr. Gover, which include medical and life insurance, and the Company’s contribution into money purchase and 401(k) plan, and reimbursement for employee taxes incurred on subsistence costs for travel to the United Kingdom.

(4)	Mr. Giacobello was appointed our Chief Financial Officer in March 2017.
(5)	These amounts represent the value of the personal benefits granted to Mr. Giacobello, which include medical and life insurance, and the Company’s contribution into money purchase and 401(k) plan.
(6)	Dr. Knappertz was appointed our Chief Medical Officer in May 2017.
(7)	Mr. Snyder was appointed our Chief Legal Officer in July 2017.
(8)

These amounts represent the value of the personal benefits granted to Mr. Knappertz, which include medical and life insurance and reimbursement for employee taxes incurred for time spent in the United Kingdom.

(9)	These amounts represent the value of the personal benefits granted to Mr. Knappertz, which include medical and life insurance.
(10)	These amounts represent the value of the personal benefits granted to Mr. Snyder, which include medical and life insurance.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based option awards to the named executive officers during the twelve (12) months ended December 31, 2019. The Company does not have any non-equity incentive plans. All grants set forth below have been issued under the Company’s 2017 LTIP.

Name	Approval Date	Grant Date	Award Type	Target	Maximum	Exercise or Base Price of Option Awards ($ per ADS)	Grant Date Fair Value of Share and Option Awards ($)
Justin Gover Executive Director and Chief Executive Officer	02/07/2019	03/01/2019	Long-Term Incentive Grant (“LTI”)	414,240	414,240	$0.012 per ADS for 75% of the grant (294,768) and $172.01 per ADS for 25% of the grant (119,472)	5,376,629

	02/07/2019	06/14/2019	LTI	103,080	103,080	$0.012 per ADS for 75% of the grant (72,144) and $175.74 per ADS for 25% of the grant (30,936)	1,301,046

Scott Giacobello Chief Financial Officer	02/07/2019	03/01/2019	LTI	153,180	153,180	$0.012 per ADS for 75% of the grant (108,996) and $172.01 per ADS for 25% of the grant (44,184)	1,988,169

Dr. Geoffrey Guy Chairman of the Board of Directors and Executive Chairman	02/07/2019	03/01/2019	LTI	260,892	260,892	$0.012 per ADS for 75% of the grant (185,640) and $172.01 per ADS for 25% of the grant (75,252)	3,386,202

Dr. Volker Knappertz Chief Medical Officer	02/07/2019	03/01/2019	LTI	167,292	167,292	$0.012 per ADS for 75% of the grant (119,040) and $172.01 per ADS for 25% of the grant (48,252)	2,171,349

Douglas Snyder Chief Legal Officer	02/07/2019	03/01/2019	LTI	161,712	161,712	$0.012 per ADS for 75% of the grant (115,068) and $172.01 per ADS for 25% of the grant (46,644)	2,098,915

Narrative to the 2019 Summary Compensation Table and Grants of Plan-Based Awards

The amounts reported in the 2019 Summary Compensation Table, including base salary, stock awards, option awards, and payments made under the Company’s 2017 LTIP, are described more fully under “Compensation Discussion and Analysis.”

2019 Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding outstanding stock option awards at December 31, 2019 for our named executive officers:

			Option Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Shares, United or Other Rights That Have Not Vested (#)	Option Exercise Price ($)		Option Expiration Date
Justin Gover	Stock Options	06/24/2015	75,874	—	—	8.8002	(2)	06/24/2025
	Stock Options	02/15/2016	—	30,334	30,334	0.0013	(2)	03/15/2020
	Stock Options	02/15/2016	232,565	—	—	0.0013	(2)	03/15/2020
	Stock Options	02/15/2016	213,245	—	—	3.3706	(2)	02/15/2026
	Stock Options	01/06/2017	17,517	—	—	0.0013	(2)	03/15/2020
	Stock Options	01/06/2017	—	17,517	17,517	0.0013	(2)	03/15/2021
	Stock Options	01/06/2017	—	17,517	17,517	0.0013	(2)	03/15/2022
	Stock Options	01/06/2017	—	233,568	233,568	0.0013	(2)	03/15/2021
	Stock Options	01/06/2017	—	142,344	142,344	9.8117		01/06/2027
	Restricted Stock Units	02/26/2018	—	22,440	22,440	0.0013	(2)	02/26/2020
	Restricted Stock Units	02/26/2018	—	22,440	22,440	0.0013	(2)	02/26/2021
	Restricted Stock Units	02/26/2018	—	22,440	22,440	0.0013	(2)	02/26/2022
	Stock Options	02/26/2018	—	299,196	299,196	0.0013	(2)	03/15/2022
	Stock Options	02/26/2018	—	147,624	147,624	9.6092		02/26/2028
	Stock Options	03/01/2019	—	119,472	119,472	14.3342		03/01/2029
	Stock Options	03/01/2019	—	226,752	226,752	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	17,004	17,004	0.0013	(2)	03/01/2020
	Restricted Stock Units	03/01/2019	—	17,004	17,004	0.0013	(2)	03/01/2021
	Restricted Stock Units	03/01/2019	—	17,004	17,004	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	17,004	17,004	0.0013	(2)	03/01/2023
	Stock Options	06/14/2019	—	30,936	30,936	14.6450		06/14/2029
	Stock Options	06/14/2019	—	55,488	55,488	0.0013	(2)	06/14/2022
	Restricted Stock Units	06/14/2019	—	4,164	4,164	0.0013	(2)	06/14/2020
	Restricted Stock Units	06/14/2019	—	4,164	4,164	0.0013	(2)	06/14/2021
	Restricted Stock Units	06/14/2019	—	4,164	4,164	0.0013	(2)	06/14/2022
	Restricted Stock Units	06/14/2019	—	4,164	4,164	0.0013	(2)	06/14/2023

			Option Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Shares, United or Other Rights That Have Not Vested (#)	Option Exercise Price ($)		Option Expiration Date
Scott Giacobello	Restricted Stock Units	05/18/2017	—	8,136	8,136	0.0013	(2)	05/18/2020
	Restricted Stock Units	05/18/2017	—	8,136	8,136	0.0013	(2)	05/18/2021
	Stock Options	05/18/2017	—	108,468	108,468	0.0013	(2)	05/18/2020
	Stock Options	05/18/2017	—	67,164	67,164	8.6433		05/18/2027
	Restricted Stock Units	02/26/2018	—	10,407	10,407	0.0013	(2)	02/26/2020
	Restricted Stock Units	02/26/2018	—	10,407	10,407	0.0013	(2)	02/26/2021
	Restricted Stock Units	02/26/2018	—	10,407	10,407	0.0013	(2)	02/26/2022
	Stock Options	02/26/2018	—	138,756	138,756	0.0013	(2)	02/26/2021
	Stock Options	02/26/2018	—	68,460	68,460	9.6092		02/26/2028
	Stock Options	03/01/2019	—	44,184	44,184	14.3342		03/01/2029
	Stock Options	03/01/2019	—	83,844	83,844	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	6,288	6,288	0.0013	(2)	03/01/2020
	Restricted Stock Units	03/01/2019	—	6,288	6,288	0.0013	(2)	03/01/2021
	Restricted Stock Units	03/01/2019	—	6,288	6,288	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	6,288	6,288	0.0013	(2)	03/01/2023
Dr. Geoffrey Guy	Stock Options	06/24/2015	9,740	—	—	0.0013	(2)	06/24/2025
	Stock Options	02/15/2016	—	25,913	25,913	0.0013	(2)	02/15/2026
	Stock Options	08/10/2017	15,336	—	—	0.0013	(2)	08/10/2027
	Stock Options	08/10/2017	—	15,336	15,336	0.0013	(2)	08/10/2027
	Stock Options	08/10/2017	—	15,336	15,336	0.0013	(2)	08/10/2027
	Stock Options	08/10/2017	—	204,552	204,552	0.0013	(2)	08/10/2027
	Stock Options	08/10/2017	—	138,672	138,672	9.8117		08/10/2027
	Stock Options	02/26/2018	9,262	—	—	0.0013	(2)	02/26/2028
	Restricted Stock Units	02/26/2018	—	16,317	16,317	0.0013	(2)	02/26/2028
	Restricted Stock Units	02/26/2018	—	16,317	16,317	0.0013	(2)	02/26/2028
	Restricted Stock Units	02/26/2018	—	16,317	16,317	0.0013	(2)	02/26/2028
	Stock Options	02/26/2018	—	217,572	217,572	0.0013	(2)	02/26/2028
	Stock Options	02/26/2018	—	107,352	107,352	9.6092		02/26/2028
	Stock Options	01/03/2019	—	75,252	75,252	14.3342		01/03/2029
	Stock Options	01/03/2019	—	142,824	142,824	0.0013	(2)	01/03/2029
	Restricted Stock Units	01/03/2019	—	10,704	10,704	0.0013	(2)	01/03/2029

			Option Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Shares, United or Other Rights That Have Not Vested (#)	Option Exercise Price ($)		Option Expiration Date
	Restricted Stock Units	01/03/2019	—	10,704	10,704	0.0013	(2)	01/03/2029
	Restricted Stock Units	01/03/2019	—	10,704	10,704	0.0013	(2)	01/03/2029
	Restricted Stock Units	01/03/2019	—	10,704	10,704	0.0013	(2)	01/03/2029
Dr. Volker Knappertz	Restricted Stock Units	05/18/2017	—	12,144	12,144	0.0013	(2)	05/18/2020
	Restricted Stock Units	05/18/2017	—	12,156	12,156	0.0013	(2)	05/18/2021
	Stock Options	05/18/2017	—	121,476	121,476	0.0013	(2)	05/18/2020
	Stock Options	05/18/2017	—	150,444	150,444	8.6433		05/18/2027
	Restricted Stock Units	02/26/2018	—	8,442	8,442	0.0013	(2)	02/26/2020
	Restricted Stock Units	02/26/2018	—	8,442	8,442	0.0013	(2)	02/26/2021
	Restricted Stock Units	02/26/2018	—	8,442	8,442	0.0013	(2)	02/26/2022
	Stock Options	02/26/2018	—	112,548	112,548	0.0013	(2)	02/26/2021
	Stock Options	02/26/2018	—	55,536	55,536	9.6092		02/26/2028
	Stock Options	01/03/2019	—	48,252	48,252	14.3342		03/01/2029
	Stock Options	01/03/2019	—	91,584	91,584	0.0013	(2)	03/01/2022
	Restricted Stock Units	01/03/2019	—	6,864	6,864	0.0013	(2)	03/01/2020
	Restricted Stock Units	01/03/2019	—	6,864	6,864	0.0013	(2)	03/01/2021
	Restricted Stock Units	01/03/2019	—	6,864	6,864	0.0013	(2)	03/01/2022
	Restricted Stock Units	01/03/2019	—	6,864	6,864	0.0013	(2)	03/01/2023
Douglas Snyder	Restricted Stock Units	08/10/2017	—	9,180	9,180	0.0013	(2)	08/10/2020
	Restricted Stock Units	08/10/2017	—	9,180	9,180	0.0013	(2)	08/10/2021
	Stock Options	08/10/2017	—	122,364	122,364	0.0013	(2)	08/10/2020
	Stock Options	08/10/2017	—	82,956	82,956	9.8117		08/10/2027
	Restricted Stock Units	02/26/2018	—	9,612	9,612	0.0013	(2)	02/26/2020
	Restricted Stock Units	02/26/2018	—	9,612	9,612	0.0013	(2)	02/26/2021
	Restricted Stock Units	02/26/2018	—	9,612	9,612	0.0013	(2)	02/26/2022
	Stock Options	02/26/2018	—	128,172	128,172	0.0013	(2)	02/26/2021
	Stock Options	02/26/2018	—	63,252	63,252	9.6092		02/26/2028
	Stock Options	03/01/2019	—	46,644	46,644	14.3342		03/01/2029

			Option Awards
Name	Award Type(1)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Unearned Shares, United or Other Rights That Have Not Vested (#)	Option Exercise Price ($)		Option Expiration Date
	Stock Options	03/01/2019	—	88,524	88,524	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	6,636	6,636	0.0013	(2)	03/01/2020
	Restricted Stock Units	03/01/2019	—	6,636	6,636	0.0013	(2)	03/01/2021
	Restricted Stock Units	03/01/2019	—	6,636	6,636	0.0013	(2)	03/01/2022
	Restricted Stock Units	03/01/2019	—	6,636	6,636	0.0013	(2)	03/01/2023

(1)	All option grants set forth above have been issued under the Company’s 2017 LTIP.
(2)	Converted from British Pound Sterling to U.S. Dollars using currency ratio of 1.00 British Pound Sterling = $1.311503 U.S. Dollars as of December 31, 2019.

2019 Option Exercises and Stock Vested

The following table sets forth the number of shares acquired by the named executive officers upon the exercise of stock options during the twelve (12) months ended December 31, 2019 as well as the value realized at that time. The value realized represents the aggregate difference between the fair market value of shares on the dates of exercise or vesting and the exercise prices, if any, multiplied by the number of shares acquired upon exercise or vesting, prior to payment of any applicable withholding taxes.

	Option Awards
Name	Number of Shares, Acquired on Exercise	Value Realized on Exercise ($)
Justin Gover	283,164	$4,108,675
Scott Giacobello	18,540	253,812
Dr. Geoffrey Guy	576,000	7,725,446
Dr. Volker Knappertz	20,580	288,482
Douglas Snyder	18,792	244,367

Pension, Retirement and Similar Benefits

For the twelve (12) months ended December 31, 2019, we and our subsidiaries contributed a total of $0.1 million into money purchase plans to provide pension, retirement or similar benefits to our directors and members of the executive management board. The Company does not operate any pension plans directly.

Nonqualified Deferred Compensation

There was no non-qualified deferred compensation for the twelve (12) months ended December 31, 2019.

2020 Potential Payments Upon Termination or Change in Control

The table below shows the benefits potentially payable to each of our named executive officers assuming the named executive officer’s employment was terminated without cause or for good reason within twenty-four (24) months of a change of control and such termination occurred on December 31, 2019.

Name	Base Salary ($)	Bonus Payment ($)	Accelerated Vesting of Options ($)(1)	Continuation of Health Benefits ($)	Total ($)
Justin Gover(2)	650,000	—	8,993,978	33,030	9,677,008
Scott Giacobello	618,000	309,000	3,521,858	37,853	4,486,710
Dr. Geoffrey Guy	540,339	—	6,214,285	4,594	6,759,218
Dr. Volker Knappertz	675,000	337,500	3,518,775	37,853	4,569,128
Douglas Snyder	652,500	326,250	3,596,323	37,853	4,612,926

(1)

The value of the accelerated vesting of options equals the difference (if positive) between the option exercise price and the closing price per share of our ADSs on December 31, 2019 ($104.56), multiplied by the number of shares that would have been accelerated upon a termination occurring on December 31, 2019.

(2)	Treatment of acceleration of options is subject to Remuneration Committee discretion. The disclosure assumes full vesting of all options.

2019 Pay Ratio

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s total annual compensation to the total annual compensation of the principal executive officer (“PEO”). The PEO of our Company is Justin Gover, our Chief Executive Officer.

We believe that our compensation philosophy must be consistent and internally equitable to motivate our employees to create shareholder value. The purpose of the new required disclosure is to provide a measure of pay equity within the organization. We are committed to internal pay equity, and our Remuneration Committee monitors the relationship between the pay our PEO receives and the pay our non-executive employees receive.

As illustrated in the table below, our PEO to median employee pay ratio for the twelve (12) months ended December 31, 2019 was approximately 62:1.

PEO Compensation	$7,864,303
Median Employee Compensation	$104,221
Ratio of PEO to Median Employee Compensation	75:1

We identified the median employee using the annualized base salary and salary allowances at December 31, 2019 and bonus potential to be earned during the twelve (12) months ended December 31, 2019 for all the employees of our Company and our subsidiaries as of December 31, 2019. Equity awards were excluded from the calculation of determining the median employee due to the high volume of staff who had joined our Company during the twelve (12) months ended December 31, 2019. However, we calculated the total annual compensation of the median employee for purposes of determining the ratio above using the same methodology used to calculate total compensation for the PEO as set forth in the Summary Compensation Table, which included equity awards granted in 2019.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

The policy table below describes the Remuneration Policy for non-executive directors and seeks to explain how each element of the non-executive directors’ remuneration packages operates:

Elements of remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
Non-Executive Fees	Reflects time commitments and responsibilities of each role. Reflects fees paid by similarly sized companies.

The remuneration of the non-executive Directors will be determined by the Board of Directors as a whole by reference to market practice and market data, on which the committee receives independent advice, and reflects the individual’s experience, scope of the role, time commitment and changes to the job responsibilities.

Fees typically consist of a basic fee for non-executive Director responsibilities plus incremental fees for additional roles/ responsibilities, such as chairmanship of the Board of Directors sub-committees, senior non-executive Director and U.S. representative Director roles.

Fees can be paid in the form of cash or shares to be held until the individual retires from the Board of Directors. Any element of fees paid in the form of shares will not be subject to performance conditions

The non-executive Directors do not receive any pension from the Company, nor do they participate in any performance-related incentive plans.

Future equity-based awards will be subject to the equity retention policy set out above.

			The value of individuals’ aggregate fees will not exceed the 75th percentile of peer group comparator data.	Not Applicable

2019 Director Compensation

The following table shows the compensation paid during the twelve (12) months ended December 31, 2019 to the Company’s non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All other Compensation ($)	Total ($)
James Noble	92,000	280,769	—	372,770
Cabot Brown	90,000	280,769	4,075	374,844
Thomas Lynch	—	280,769	—	280,769
Catherine Mackey	70,000	280,769	7,054	357,823
Alicia Secor	67,500	280,769	1,695	349,964
William Waldegrave	65,000	280,769	—	345,770

REMUNERATION COMMITTEE REPORT

The material in this report is not (1) “soliciting material,” (2) deemed “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. The report shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference to such filing.

The Remuneration Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the review and discussions, the Remuneration Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Remuneration Committee of the Board of Directors

Thomas Lynch, Chairman Cabot Brown Alicia Secor

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2019, certain information related to our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2008 Long-Term Incentive Plan	4,011,975	$1.24	—
2017 Long-Term Incentive Plan	9,283,805	$1.66	4,651,432

Total	13,295,780	$1.46	4,651,432

AUDIT COMMITTEE REPORT

The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board of Directors. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC, and the Board of Directors has determined that James Noble is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2019. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with Deloitte & Touche LLP (“Deloitte U.S.”), our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (“PCAOB”) AU380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees.

The Audit Committee has received the written disclosures and the letter from Deloitte U.S. required by the applicable requirements of the PCAOB regarding communications with the audit committee concerning independence. The Audit Committee has discussed with Deloitte U.S. its independence from management and the Company.

In addition to the matters specified above, the Audit Committee discussed with Deloitte U.S. the overall scope, plans and estimated costs of their audit. The Audit Committee met with Deloitte U.S. periodically, with and without management present, to discuss the results of Deloitte U.S.’s examinations, the overall quality of the Company’s financial reporting and Deloitte U.S.’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The Audit Committee of the Board of Directors

James Noble, Chairman Thomas Lynch Dr. Catherine Mackey

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K for the year ended December 31, 2019, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for the year ended December 31, 2019 and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, the Annual Report on Form 10-K by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holders and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact Adam George, Company Secretary, GW Pharmaceuticals plc, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom or by telephone at +44 (20)7 297 0552. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY OR TO SUBMIT YOUR PROXY ONLINE.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of GW Pharmaceuticals plc for the year ended December 31, 2019

Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the Meeting our 2019 U.K. Annual Report. Accordingly, our Board of Directors will lay before the Company at the Meeting the Company’s 2019 U.K. Annual Report, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this proxy statement. A complete copy of our 2019 U.K. Annual Report, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be sent separately to those shareholders who have opted in to receive a printed copy of the document no less than 21 days prior to the Meeting. You will be provided an opportunity to raise questions in relation to such accounts and reports at the Meeting. Full accounts and reports will be available for inspection prior to and during the Meeting.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K.

Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended, shareholder proposals intended to be included in the 2021 Annual General Meeting proxy materials must be received by the Secretary of the Company at the Office of the Company Secretary, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom, no later than January 20, 2021, or otherwise as permitted by applicable law; provided, however, that if the 2021 Annual General Meeting date is advanced or delayed by more than 30 days from the anniversary date of the 2020 Annual General Meeting, then shareholders must submit proposals within a reasonable time before the Company begins to print and send its proxy materials. Proposals received after this timeframe will not be included in the Company’s proxy materials for the 2021 Annual General Meeting. The form and substance of these proposals must satisfy the requirements established by the Company’s Articles, the Nominating and Governance Committee charter and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an Annual General Meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, Sovereign House, Vision Park, Chivers Way, Histon, Cambridge, CB24 9BZ, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Additionally, shareholders who intend to nominate a director to be elected at the 2021 Annual General Meeting must provide the Secretary of the Company with written notice of such nomination between 7 and 42 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected. Any shareholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominations and Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual general meeting, must also provide the Secretary of the Company with: the name and address of the shareholder seeking to recommend a director candidate; a representation that the shareholder is a record holder of the Company’s securities (or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act); the name, age, business and residential address, educational background, current principal occupation or employment for the preceding five full fiscal years of the proposed director candidate; a description of the qualifications and background of the proposed director candidate, which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time; a description of all arrangements or understandings between the shareholder and the proposed director candidate; the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual general meeting and to serve as a director if elected at such annual general meeting; and any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to SEC rules, if then required. The Nominations and Governance Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nominating Procedures.” Director candidates who are then approved by the Board will be included in the Company’s proxy statement for that annual general meeting.

Questions?

If you have any questions or need more information about the annual general meeting, please write to us at:

Adam George

Company Secretary

GW Pharmaceuticals plc

Sovereign House

Vision Park

Chivers Way

Histon

Cambridge CB24 9BZ

United Kingdom

Annex A

GW Pharmaceuticals plc

2020 LONG-TERM INCENTIVE PLAN

RULES OF THE

GW PHARMACEUTICALS PLC 2020 LONG-TERM INCENTIVE PLAN

1.	INTRODUCTION

The Plan is a discretionary benefit offered by GW Pharmaceuticals plc for the benefit of employees, directors and consultants of its group. Its main purpose is to increase the interest of such people in GW Pharmaceuticals plc’s long-term business goals and performance through share ownership. The Plan is an incentive for their future performance and commitment to the goals of the GW Pharmaceuticals group.

The Plan allows for the grant of Awards in the form of:

(a)	Conditional Awards, which are rights to receive Shares for free automatically to the extent the Award Vests; and

(b)	Options, which are Awards under which the Participant can buy Shares, to the extent the Award has Vested, during the Exercise Period at a price (which may be zero) set when the Option is granted.

The Plan also provides (in Rule 3 (Investment Shares) for invitations to be made to Participants to acquire Investment Shares. Where a Participant acquires Investment Shares, he will also be granted a Matching Award (which may be either a Conditional Award or an Option).

Awards which are not Matching Awards are termed Incentive Awards.

Share-based Awards may be settled in cash under Rule 9 (Cash Alternative), and Awards which may only be settled in cash may be granted under Schedule 1 (Cash Conditional Awards).

Options may be granted to eligible US Taxpayers that qualify ISO Options, to the extent permitted or desirable. Only employees of the Company and any “subsidiary” of the Company (as such term is defined in Section 424(f) of the IRS Code, respectively), shall be eligible to receive ISO Options on such terms established by the Committee in compliance with the requirements of Section 422 of the IRS Code.

2.	DEFINITIONS AND INTERPRETATION

2.1	In the Plan, unless the context otherwise requires:

“2017 LTIP” means the GW Pharmaceuticals plc Long-Term Incentive Plan adopted by the Board and approved by the Company’s shareholders on 14 March 2017;

“2017 LTIP’s Available Reserve” means the number of Ordinary Shares available for the grant of new awards under rule 5.4(a) of the 2017 LTIP as of immediately prior to the Effective Date;

“ADS” means an American Depositary Share (also known as an American Depositary Receipt or ADS), each of which represents 12 ordinary shares of nominal value 0.1p in the capital of the Company (the underlying Ordinary Shares);

“Award” means an Incentive Award or a Matching Award in the form of a Conditional Award or an Option;

“Board” means the board of directors of the Company or a duly authorised committee of the Board or a duly authorised person;

“Committee” means the remuneration committee of the Board or, on and after the occurrence of a corporate event described in Rule 12 (Takeovers and other corporate events), the remuneration committee of the Board as constituted immediately before such event occurs;

“Company” means GW Pharmaceuticals plc (registered in England and Wales with registered number 4160917);

“Conditional Award” means a conditional right to acquire Shares granted under the Plan which is designated as a conditional award under Rule 4.2 (Type of Award);

“Connected Person” means an individual who is a an employee or director (including a non-executive director) of, or a Consultant to, a Group Member;

“Consultant” means an individual who is contracted to provide services to a Participating Company or a Group Member (as applicable) and who is not an employee or director of that company;

“Control” means control within the meaning of section 719 of ITEPA;

“Dividend Equivalent” means a benefit calculated by reference to dividends paid on Shares as described in Rule 4.4;

“Early Vesting Date” means either:

(a)	the date a Participant ceases to be a Connected Person where Rule 11.2(b) (Good Leaver: unvested Awards) applies or such later date determined in accordance with that Rule; or

(b)	the date of Vesting referred to in Rule 12.1 (General offers), Rule 12.2 (Schemes of arrangement and winding up) or Rule 12.3 (Demergers and similar events) (as applicable); or

(c)	such other date on which the Committee allows Discretionary Vesting before the Normal Vesting Date in accordance with Rule 6.1 (Timing of Vesting: Normal Vesting Date);

“Effective	Date” means 20 May 2020;

“Eligible Person” means an individual who is an employee or director (including a non-executive director) of, or a Consultant to, a Participating Company;

“Employer Social Security Liability” means employer’s national insurance contributions (secondary class 1) or equivalent in jurisdictions other than the UK, to the extent lawfully recoverable from the relevant employee, for which any Group Member or former Group Member is liable to account to the relevant authority;

“Exercise Period” means the period referred to in Rule 7.2 during which an Option may be exercised;

“Fair Market Value” means, with respect to a Share, as of any date (i) if the Shares are admitted to trading on a securities exchange, the closing price of a Share on the preceding day on such securities exchange or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported; (ii) if the Shares are not at the time listed or admitted to trading on a stock exchange, the closing average of the closing bid and asked price of a Share on the preceding day in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Shares in such market; or (iii) if the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, as determined by the Committee in good faith using a reasonable application of a reasonable valuation method. For purposes of Options granted to US Taxpayers, Fair Market Value shall also be determined in a manner compliant with Section 409A or, in the case of an ISO Option, in compliance with Section 422 of the IRS Code.

“Grant Date” means the date on which an Award is granted;

“Group Member” means:

(a)	a Participating Company or a body corporate which is the Company’s holding company (within the meaning of section 1159 of the Companies Act 2006) or a Subsidiary of the Company’s holding company;

(b)

a body corporate which is a subsidiary undertaking (within the meaning of section 1162 of that Act) of a body corporate within paragraph (a) above and has been designated by the Board for this purpose; and

(c)

any other body corporate in relation to which a body corporate within paragraph (a) or (b) above is able (whether directly or indirectly) to exercise 20% or more of its equity voting rights and has been designated by the Board for this purpose;

“Incentive Award” means an Award designated as an Incentive Award under Rule 4.2 (Type of Award);

“IRS Code” means the United States Internal Revenue Code, as the same may be amended from time to time and any successor thereto;

“ISO Option” means an Option granted to a US Taxpayer that is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the IRS Code.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;

“Investment Shares” means Shares acquired pursuant to Rule 3 (Investment Shares) and any further Shares added to a holding of Investment Shares under Rule 3.4 (Variation of share capital – Investment Shares);

“Matching Award” means an Award designated as a Matching Award under Rule 4.2 (Type of Award);

“Normal Vesting Date” means the date on which an Award Vests under Rule 6.1 (Timing of Vesting: Normal Vesting Date), in the absence of an Early Vesting Date;

“Option” means a right to acquire Shares granted under the Plan which is designated as an option under Rule 4.2 (Type of Award);

“Option Price” means the amount, if any, payable per Share on the exercise of an Option;

“Ordinary Shares” means fully paid ordinary shares of nominal value 0.1p in the capital of the Company;

“Participant” means in the case of an Incentive Award, such Eligible Person to whom an Incentive Award is granted, and, in the case of a Matching Award, a person who acquires Investment Shares pursuant to Rule 3 (Investment Shares) including, in either case, his personal representatives;

“Participating Company” means the Company or any Subsidiary of the Company;

“Performance Condition” means a condition related to performance which is specified by the Committee under Rule 4.1 (Terms of grant);

“Plan” means the GW Pharmaceuticals plc 2020 Long-Term Incentive Plan as amended from time to time;

“Regular Option” means an Option other than a Short-Term Option or an RSU-style Option;

“Return Date” means the date by which an invitation issued under Rule 3.2 (Invitations in respect of Investment Shares) must be returned to the Company;

“RSU-style Option” is an Option with an Option Price equal to the nominal value of an Ordinary Share, if it is an option to acquire Ordinary Shares, or twelve times the nominal value of an Ordinary Share (being 1.2p per ADS), if it is an option to acquire ADSs, which is automatically exercised in accordance with the provisions of Rule 8.4 (Method of exercise: RSU-style Option) as soon as it becomes exercisable;

“Rule” means a rule of the Plan;

“Section 409A” means Section 409A of the IRS Code and the Treasury Regulations and other guidance published by the United States Treasury Department and the United States Internal Revenue Service with respect thereto, and any United States state law of similar effect;

“Shares” means Ordinary Shares or ADSs, as the context so admits;

“Short-Term Deferral Period” means the short-term deferral period (within the meaning of IRS Code Section 409A and Treas. Regs. §1.409A-1(b)(4));

“Short-Term Option” is an Option which may not be exercised later than the end of the Short-Term Deferral Period in relation to that Option;

“Subsidiary” means a body corporate which is a subsidiary (within the meaning of section 1159 of the Companies Act 2006);

“Tax Liability” means any amount of tax or social security contributions for which a Participant would or may be liable and for which any Group Member or former Group Member would or may be obliged to (or would or may suffer a disadvantage if it were not to) account for to any relevant authority, together with any Employer Social Security Liability in relation to a specific Award to the extent that the Committee determined at the Grant Date that such liability was to be recovered from the Award Holder;

“Treasury Regulations” or “Treas. Regs.” means the United States Treasury Regulations, as the same may be amended from time to time and any successor thereto;

“US Taxpayer” means a person who is subject to the federal income tax laws of the United States;

“Vest” means:

(a)	in relation to a Conditional Award, a Participant becoming entitled to have Shares transferred to him (or his nominee) subject to the Rules;

(b)	in relation to an Option, it becoming exercisable (subject to the conditions contained in Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues)),

and Vesting shall be construed accordingly;

“Vested Shares” means those Shares in respect of which an Award Vests.

2.2	Any reference in the Plan to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.3	Expressions in italics and headings are for guidance only and do not form part of the Plan.

3.	INVESTMENT SHARES

3.1	Invitations in respect of Investment Shares

Where the Committee is proposing the grant of Matching Awards, it may invite any Eligible Person to provide funds to acquire Shares in accordance with Rule 3.2 (Source of Investment Shares). Any such invitation shall specify:

(a)	whether the invitation relates to Ordinary Shares or ADSs;

(b)	the maximum amount which may be used to acquire Investment Shares (or the basis for calculating such amount);

(c)	the procedure for providing the funds to invest in Investment Shares;

(d)	a Return Date;

(e)	the maximum number of Shares over which a related Matching Award will be made (or how that number will be determined); and

(f)	such other terms relating to the Investment Shares as the Committee may decide from time to time.

3.2	Source of Investment Shares

In relation to the proposed grant of any Matching Award, an individual’s Investment Shares shall, at the discretion of the Committee, comprise:

(a)	Shares acquired pursuant to Rule 3.3 (Acquisition of Investment Shares) using an amount of the individual’s post-tax annual bonus; and/or

(b)	Shares acquired pursuant to Rule 3.3 (Acquisition of Investment Shares) using an individual’s monies other than an amount of his post-tax annual bonus.

3.3	Acquisition and holding of Investment Shares

As soon as practicable after the Return Date, and subject to any restrictions referred to in Rule 4.7 (Approvals and consents), the Company will procure the acquisition of the Investment Shares. Investment Shares will then be held in one or more of the following ways:

(a)	on the Participant’s behalf by a nominee chosen from time to time by the Committee; or

(b)	directly by the Participant but he will deposit the documents of title relating to the Investment Shares with any person specified by the Committee; or

(c)	by such other method as the Committee decides that will enable it to monitor ownership of the Investment Shares.

3.4	Variation of share capital – Investment Shares

Unless the Committee decides otherwise, if:

(a)

a Participant acquires any further Shares by virtue of his holding of Investment Shares under a variation of share capital of the Company then he may add those Shares to his holding of Investment Shares;

(b)	a Participant receives a special dividend by virtue of his holding of Investment Shares, he may purchase further Shares with the dividend and add those Shares to his holding of Investment Shares;

(c)

a Participant receives securities other than Shares by virtue of his holding of Investment Shares, he may sell (or where appropriate redeem) those securities and use the proceeds to purchase further Shares which may be added to his holding of Investment Shares and, in any such case, his Award shall be adjusted accordingly under Rule 13 (Adjustment of Awards).

3.5	Voting and dividend rights

While a Participant’s Investment Shares are held for the purposes of the Plan, he shall be entitled to exercise full voting rights in respect of those Investment Shares and receive any dividends declared by reference to the dividend record dates falling after the date of acquisition of the Investment Shares.

3.6	Release of Investment Shares on or after Vesting

On or as soon as practicable after the Vesting or lapse of a Matching Award, the Committee shall transfer or procure the transfer of:

(a)	the legal title for the Investment Shares related to the Award; and/or

(b)	any documents of title relating to those

Investment Shares to the Participant (or his nominee).

4.	GRANT OF AWARDS

4.1	Terms of grant

Subject to Rule 4.6 (Timing of grant), Rule 4.7 (Approvals and consents) and Rule 5 (Limits), the Committee may resolve to grant an Award on:

(a)	the terms set out in the Plan; and

(b)	such additional terms (whether a Performance Condition and/or any other terms) as the Committee may specify to, in the case of an Incentive Award, such Eligible Persons as it decides and, in the case of a Matching Award, to those Eligible Persons who have acquired Investment Shares.

4.2	Type of Award

On or before the Grant Date, the Committee shall determine whether an Award shall be:

(a)	granted in relation to Ordinary Shares or ADSs;

(b)	an Incentive Award or a Matching Award;

(c)	in the form of a Conditional Award or an Option;

(d)	if granted as an Option, whether it is a Regular Option (and if granted to a US Taxpayer, whether it is intended to be an ISO Option), a Short-Term Option or an RSU-style Option;

If the Committee does not specify the type of an Award on or before the Grant Date then an Award shall be an Option to acquire ADSs with an Option Price equal to twelve times the nominal value of an Ordinary Share (1.2p per ADS). Any Option granted to a US Taxpayer with an Option Price that is less than Fair Market Value on the Grant Date that is not granted as an RSU-style Option shall be deemed a Short-Term Option.

4.3	Method of grant

An Award shall be granted as follows:

(a)	by deed executed by the Company; and

(b)

if an Award is an Option, the Committee shall determine the Option Price (if any) on or before the Grant Date provided that, except in the case of an Option granted to a US Taxpayer, the Committee may reduce or waive such Option Price on or prior to the exercise of the Option. In the case of a Regular Option granted to a US Taxpayer, the Option Price per Share shall, subject to any adjustments permitted by Section 409A of the IRS Code and its regulations for corporate transactions, never be less than the Fair Market Value of such Share on the Grant Date.

In the case of an Option granted to a US Taxpayer, for the avoidance of doubt, the following actions shall have occurred as of the Grant Date: (i) the recipient of the grant of the Option shall have been identified, (ii) the maximum number of Shares that can be purchased under the Option shall have been established, (iii) the Option Price shall have been established; (iv) whether the Option is granted in relation to Ordinary Shares or ADSs shall have been established (all Options not designated otherwise shall be Options to acquire ADSs); and (v) the recipient of the grant shall have acquired a legally binding right to the Option (which may, however, be subject to lapse or forfeiture).

4.4	Acceptance of RSU-style Options

An RSU-style Option is subject to the requirement that the Participant executes as a deed an acceptance in such form as the Board may specify agreeing to be bound by the terms of the Award, and undertaking to pay the Option Price for the Award upon its exercise in accordance with Rule 8.4 (Method of exercise: RSU-style Option) (an “Acceptance”) and delivers the same to the Company. If the Participant has not duly executed and delivered an Acceptance by midnight on the date 30 days after the Grant Date the Company may, at any time before the delivery of a duly executed Acceptance determine that the Award has lapsed. The undertaking to pay the Option Price shall be deemed an undertaking to pay the subscription price for the Ordinary Shares, or underlying Ordinary Shares, as appropriate, subject to the Award.

4.5	Treatment of dividends

The Committee may, but is not obliged to, decide on or before the grant of an Award that either:-

(a)

a Participant (or his nominee) shall be entitled to receive a benefit determined by reference to the value of the dividends that would have been paid on the Vested Shares in respect of dividend record dates occurring during the period between the Grant Date and the date of Vesting. The Committee shall decide the basis on which the value of such dividends shall be calculated which may assume the reinvestment of dividends. The Committee may also decide at this time whether the Dividend Equivalent shall be provided to the Participant in the form of cash and/or Shares. The Dividend Equivalent shall be provided in accordance with Rule 7.3; or

(b)

it shall grant an Award on terms where the number of Shares comprised in an Award shall increase by deeming dividends that would have been paid on such Shares in respect of dividend record dates occurring within the period between the Grant Date and the date of Vesting to have been reinvested in additional Shares on such terms (as to the price at which any such additional Shares shall be deemed to have been purchased or otherwise) as the Committee shall decide on or before the Grant Date of an Award.

4.6	Method of satisfying Awards

Unless specified to the contrary by the Committee on the Grant Date, an Award may be satisfied:

(a)	by the issue of new Shares; and/or

(b)	by the transfer of existing Shares.

The Committee may decide to change the way in which it is intended that an Award may be satisfied after it has been granted, having regard to the provisions of Rule 5 (Limits).

4.7	No grants after expiry of seven-year grant period

No Awards may be granted after 20 May 2027 (that is, the expiry of the period of 7 years beginning with the Effective Date). The Plan shall remain in effect after that date in relation to any Awards granted before that date which are still outstanding.

4.8	Approvals and consents

The grant of any Award shall be subject to obtaining any approval or consent required under any applicable rules of any exchange on which Shares or securities of the Company are listed or traded, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers, or any other relevant UK or overseas regulation or enactment.

4.9	Non-transferability and bankruptcy

An Award granted to any person:

(a)

shall not be transferred, assigned, encumbered, pledged, charged or otherwise disposed of (save as expressly permitted below in this Rule 4.9 and except on his death to his personal representatives) and shall lapse immediately on any attempt to do so; and

(b)	shall lapse immediately if he is declared bankrupt.

Notwithstanding the foregoing, Participants resident in the United States of America may with the permission of the Committee transfer an Award to family members by gift or pursuant to a domestic relations order, within the parameters permitted for registration of the Shares on a Form S-8 Registration Statement under the US Securities Act of 1933, as amended and other applicable securities rules. In no event may any Award be transferred for consideration.

5.	LIMITS

5.1	Overall Plan Limit

No Award may be granted if it would cause the aggregate number of Ordinary Shares (including as part of the process for the issue of new ADSs) allocated (as defined in Rule 5.2) pursuant to Awards granted under the Plan since its adoption to exceed 22,200,000 plus:

(a)	a number of Ordinary Shares (including as part of the process for the issue of new ADSs) equal to the 2017 LTIP’s Available Reserve; and

(b)

a number of Ordinary Shares (including as part of the process for the issue of new ADSs) equal to the number of Returning Shares, if any, that become available from time to time as and when such shares become Returning Shares under Rule 5.4 below, up to a maximum of 12,787,755 Ordinary Shares.

The overall limit in this Rule 5.1 will be subject to such other adjustment as the Board may determine to be appropriate upon any change that is made in, or other events that occur with respect to, the Shares without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction.

Upon the Effective Date, (1) no further new awards may be granted over Shares under the 2017 LTIP and (2) the number of Ordinary Shares subject to the 2017 LTIP’s Available Reserve shall cease to be available for grant under the 2017 LTIP and shall become available for grant hereunder pursuant to Rule 5.1(a) above.

5.2	Meaning of “allocated”

For the purposes of Rule 5.1:

(a)	Ordinary Shares are allocated:

(i)	when an option, award or other contractual right to acquire Shares which may result in the issue of new Ordinary Shares (including as part of the process for the issue of new ADSs) is granted;

(ii)

where Ordinary Shares are issued (including as part of the process for the issue of new ADSs) otherwise than pursuant to an option, award or other contractual right to acquire Shares, when those Ordinary Shares are issued;

(b)

any Ordinary Shares which have been issued or which may be issued to any trustees to satisfy the exercise of any option, award or other contractual right granted under any arrangement falling within Rule 5.1 shall count as allocated unless they are already treated as allocated under this Rule; and

(c)	for the avoidance of doubt, existing Ordinary Shares that are transferred or over which options, awards or other contractual rights are granted shall not count as allocated.

5.3	Post-grant events affecting numbers of “allocated” Ordinary Shares

For the purposes of Rule 5.2:

(a)	where:

(i)	any option, award or other contractual right to acquire unissued Shares is released or lapses (whether in whole or in part); or

(ii)	after the grant of an option, award or other contractual right the Committee determines that:

(aa)	it shall be satisfied by the payment of cash equal to the gain made on its vesting or exercise; or

(bb)	it shall be satisfied by the transfer of existing Shares

the unissued Ordinary Shares which consequently cease to be subject to the option, award or other contractual right (whether directly or as the Ordinary Shares represented by ADSs) shall not count as allocated; and

(b)	the number of Ordinary Shares allocated in respect of an option, award or other contractual right shall be such number as the Board shall reasonably determine from time to time.

5.4	2017 LTIP

Where any option, award or other contractual right to acquire unissued Shares that was granted under the 2017 LTIP and that is outstanding as of the Effective Date is, on or after the Effective Date released or lapses (whether in whole or in part), the overall Plan limit specified in Rule 5.1 shall be increased by the number of unissued Ordinary Shares which consequently cease to be subject to the option, award or other contractual right under the 2017 LTIP (whether directly or as the Ordinary Shares represented by ADSs) (such shares that may increase the number of unissued Ordinary Shares, the “Returning Shares”).

5.5	ISO Option limit

The aggregate maximum number of Ordinary Shares which have been and may be acquired by Participants (including the underlying Ordinary Shares in relation to ADSs) pursuant to the exercise of ISO Options granted under the Plan since its adoption shall be 5,000,000 (the “ISO Limit”), subject to such adjustment as the Board may determine to be appropriate upon any change that is made in, or other events that occur with respect to, the Shares without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split, reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction. For clarity, the ISO Limit shall not permit any Award to be granted if it would cause the aggregate number of Ordinary Shares which may be acquired pursuant to all Awards granted under the Plan to exceed the overall plan limit described in Rule 5.1 above.

5.6	Effect of limits

Any Award shall be limited and take effect so that the limits in this Rule 5 are complied with.

6.	VESTING OF AWARDS

6.1	Timing of Vesting: Normal Vesting Date

Subject to Rule 6.3 (Restrictions on Vesting: tax issues), an Award shall Vest on the later of:

(a)	the date on which the Committee determines whether or not any Performance Condition and any other condition imposed on the Vesting of the Award has been satisfied (in whole or part); and

(b)	the third anniversary of the Grant Date, or such other date (which may be before the third anniversary of the Grant Date) as the Committee may determine on or before the grant of the relevant Award, except where earlier Vesting occurs on an Early Vesting Date under Rule 11 (Leavers) or Rule 12 (Takeovers and other corporate events) or where the Committee in it discretion permits earlier Vesting, whether pursuant to a separate written plan or agreement approved by the Committee or otherwise (“Discretionary Vesting”).

6.2	Extent of Vesting

An Award shall only Vest to the extent:

(a)	that any Performance Condition is satisfied on the Normal Vesting Date or, if appropriate, the Early Vesting Date;

(b)	permitted by any other term imposed on the Vesting of the Award, or pursuant to a separate written plan or agreement approved by the Committee; and

(c)

in relation to Vesting before the Normal Vesting Date, as permitted by Rules 11.5 and 12.5 (Reduction in number of Vested Shares), or, in the case of Discretionary Vesting to the extent determined by the Committee in its discretion.

Where, under Rule 11 (Leavers) or Rule 12 (Takeovers and other corporate events) or in the case of Discretionary Vesting, an Award would (subject to the satisfaction of any Performance Condition) Vest before the end of the full period over which performance would be measured under Performance Condition then, unless provided to the contrary by the Performance Condition, the extent to which the Performance Condition has been satisfied in such circumstances shall be determined by the Committee on such reasonable basis as it decides.

6.3	Restrictions on Vesting: tax issues

An Award shall not Vest unless and until the following conditions are satisfied:

(a)

if, on the Vesting of the Award, a Tax Liability would arise by virtue of such Vesting and the Board decides that such Tax Liability shall not be satisfied by the sale of Shares pursuant to Rule 6.5 (Payment of Tax Liability) then the Participant must have entered into arrangements acceptable to the Board that the relevant Group Member will receive the amount of such Tax Liability; and

(b)

where the Committee requires, the Participant has entered into, or agreed to enter into, a valid election under Part 7 of ITEPA (Employment income: elections to disapply tax charge on restricted securities) or any similar arrangement in any overseas jurisdiction.

For the purposes of this Rule 6.3, references to Group Member include any former Group Member.

In the case of a Participant who is a US Taxpayer, any delay in the Vesting of an Award for the satisfaction of the conditions in Rule 6.3(a) or (b) shall not delay the distribution of Shares or cash in lieu of Shares beyond the Short-Term Deferral Period in relation to the Award, and if any of those conditions is not satisfied by the end of that Short-Term Deferral Period the Award shall lapse without any further obligation of the Company, the Participant’s employer, or any other Group Member to the Participant with respect thereto.

6.4	Tax Liability before Vesting

If any Tax Liability will or is likely to arise before the Vesting of an Award then the Participant must enter into arrangements acceptable to any relevant Group Member to ensure that it receives the amount of such Tax Liability. If no such arrangement is made then the Participant shall be deemed to have authorised the Company to sell or procure the sale of sufficient of the Shares subject to his Award on his behalf to ensure that the relevant Group Member receives the amount required to discharge the Tax Liability and the number of Shares subject to his Award shall be reduced accordingly.

For the purposes of this Rule 6.4, references to Group Member include any former Group Member.

6.5	Payment of Tax Liability

The Participant authorises the Company to:

(a)

sell or procure the sale of sufficient Vested Shares on or following the Vesting of his Award on his behalf to ensure that any relevant Group Member or former Group Member receives the amount required to discharge the Tax Liability which arises on Vesting; or

(b)

to withhold from the number of Shares deliverable on the Vesting of the Award such number of Shares as has a Fair Market Value on the date the Tax Liability is to be determined equal to the Tax Liability in satisfaction of the Participant’s obligations in relation to that Tax Liability, except to the extent that the Board decides that all or part of the Tax Liability shall be funded in a different manner.

7.	CONSEQUENCES OF VESTING

7.1	Conditional Awards

On or as soon as reasonably practicable after the Vesting of a Conditional Award, the Company shall, subject to Rule 6.5 (Payment of Tax Liability) and any arrangement made under Rules 6.3(a) and 6.3(b) (Restrictions on Vesting: tax issues), transfer or procure the transfer of the Vested Shares to the Participant (or a nominee for him).

7.2	Options

An Option shall, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues), be exercisable in respect of Vested Shares at any time prior to:

(a)	in relation to a Regular Option, the tenth anniversary of the Grant Date; and

(b)	in relation to a Short-Term Option, the end of the Short-Term Deferral Period in relation to that Option,

unless, in each case, it lapses earlier under Rule 11.2 (Good Leavers: unvested Awards), Rule 11.3 (Good Leavers: Vested Awards), Rule 11.4 (Other leavers), Rule 12.1 (General offers), Rule 12.2 (Schemes of arrangement and winding up) or Rule 12.3 (Demergers and similar events).

For purposes of clarity, an RSU-style Option shall be automatically exercised upon Vesting in accordance with the provisions of Rule 8.4 (Method of exercise: RSU-style Option) and therefore there is no period where the Participant may exercise it.

7.3	Dividend Equivalent

If the Committee decided under Rule 4.4 (Treatment of dividends) that a Participant would be entitled to a Dividend Equivalent in relation to Shares under their Award but did not decide at that time whether the Dividend Equivalent would be provided in the form of cash and/or Shares, then the Committee shall make such decision on or as soon as practicable after Vesting.

The Committee, acting fairly and reasonably, may decide to exclude the value of all or part of a special dividend or any other dividend from the amount of the Dividend Equivalent.

The provision of the Dividend Equivalent to the Participant shall be made as soon as practicable after the issue or transfer of Vested Shares and:

(a)

in the case of a cash payment, shall be subject to such deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable; and

(b)	in the case of a provision of Shares, Rule 6.3 (Restrictions on Vesting: tax issues) and Rule 6.5 (Payment of Tax Liability) shall apply as if such provision was the Vesting of an Award.

8.	EXERCISE OF OPTIONS

8.1	Restrictions on the exercise of an Option: regulatory and tax issues

An Option which has Vested may not be exercised unless the following conditions are satisfied:

(a)

the exercise of the Option and the issue or transfer of Shares after such exercise would be lawful in all relevant jurisdictions and in compliance with any applicable rules of any exchange on which Shares or securities of the Company are listed or traded, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers and any other relevant UK or overseas regulation or enactment;

(b)

if, on the exercise of the Option, a Tax Liability would arise by virtue of such exercise and the Board decides that such Tax Liability shall not be satisfied by the sale of Shares pursuant to Rule 8.5 (Payment of Tax Liability) then the Participant must have entered into arrangements acceptable to the Board that the relevant Group Member will receive the amount of such Tax Liability; and

(c)

where the Committee requires, the Participant has entered into, or agreed to enter into, a valid election under Chapter 2, Part 7, ITEPA (Employment income: elections to disapply tax charge on restricted securities) or any similar arrangement in any overseas jurisdiction.

In no event shall any restrictions under this Rule 8.1 on the exercise of a Vested Option extend the Exercise Period beyond the limit of Rule 7.2(a) (for a Regular Option) and Rule 7.2(b) (for an RSU-style Option or a Short-Term Option). For the purposes of this Rule 8.1, references to Group Member include any former Group Member.

8.2	Exercise in whole or part

An Option must be exercised over at least 2,000 Shares on any occasion unless the Committee decides that a Participant may exercise the Option in respect of such fewer number of Shares as it decides or there are fewer than 2,000 Shares (or such other number as the Committee may decide) in respect of which the Option may be exercised at the relevant time, in which case the Option must be exercised to the maximum extent possible at that time.

8.3	Method of exercise: Options other than RSU-style Options

The exercise of any Option other than an RSU-style Option shall be effected in the form and manner prescribed by the Board. Unless the Board, acting fairly and reasonably determines otherwise, any notice of exercise shall, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues), take effect only when the Company receives it, together with payment of any relevant Option Price (or, if the Board so permits, an undertaking to pay that amount). An RSU-style Option shall be automatically exercised in accordance with the provisions of Rule 8.4.

8.4	Method of exercise: RSU-style Options

An RSU-style Option shall be automatically exercised to the full extent of the Vested Shares on the day it becomes exercisable in relation to those Vested Shares (taking account of any restrictions on exercise pursuant to Rule 8.1), and the Participant’s undertaking to pay the Option Price shall satisfy the obligation to pay the Option Price. By accepting the RSU-style Option the Participant shall:

(a)

authorise the Company to sell or procure the sale of sufficient Vested Shares on or following exercise of his RSU-style Option on his behalf to ensure that the Company receives the amount required to discharge that undertaking to pay (and authorises the Company to apply that amount in discharging the undertaking);

(b)

if the Company does not so sell or procure the sale of Vested Shares, authorise the Company to recover a sufficient amount to discharge the undertaking to pay from any amounts payable to the Participant by any Group Member whether by way of salary or otherwise; and

(c)	otherwise agree to be bound by all provisions of the Plan in relation to the RSU-style Option, including, without limitation, in relation to its exercise.

8.5	Payment of Tax Liability

The Participant authorises the Company to:

(a)

sell or procure the sale of sufficient Vested Shares on or following exercise of his Option on his behalf to ensure that any relevant Group Member receives the amount required to discharge the Tax Liability which arises on such exercise; or

(b)

to withhold from the number of Shares deliverable on exercise of the Option such number of Shares as has a Fair Market Value on the date the Tax Liability is to be determined equal to the Tax Liability in satisfaction of the Participant’s obligations in relation to that Tax Liability, except to the extent that he and the Company agree that all or part of the Tax Liability is to be funded in a different manner.

8.6	Transfer or allotment timetable

As soon as reasonably practicable after an Option has been exercised, the Company shall, subject to Rule 8.5 (Payment of Tax Liability) and any arrangement made under Rules 8.1(b) and 8.1(c) (Restrictions on exercise: regulatory and tax issues), transfer or procure the transfer to him (or a nominee for him) or, if appropriate, allot to him (or a nominee for him) the number of Shares in respect of which the Option has been exercised.

8.7	Lapse of Options

An Option which has become exercisable shall, subject to Rule 11.2 (Cessation of employment in other circumstances), Rule 12.1 (General offers), Rule 12.2 (Schemes of arrangement and winding up) or Rule 12.3 (Demergers and similar events), lapse at the end of the Exercise Period to the extent it has not been exercised.

9.	CASH ALTERNATIVE

9.1	Committee determination

Where a Conditional Award Vests or where an Option has been exercised and Vested Shares have not yet been allotted or transferred to the Participant (or his nominee), the Committee may determine that, in substitution for his right to acquire such number of Vested Shares as the Committee may decide (but in full and final satisfaction of his right to acquire those Shares), he shall be paid by way of additional employment income a sum equal to the cash equivalent (as defined in Rule 9.3) of that number of Shares in accordance with the following provisions of this Rule 9.

9.2	Limitation on the use of this Rule

Rule 9.1 shall not apply in relation to an Award made to a Participant in any jurisdiction where the presence of Rule 9.1 would cause:

(a)	the grant of the Award to be unlawful or for it to fall outside any applicable securities law exclusion or exemption; or

(b)	adverse tax or social security contribution consequences for the Participant or any Group Member as determined by the Board provided that this Rule 9.2 shall only apply if its application would prevent the occurrence of a consequence referred to in (a) or (b) above.

9.3	Cash equivalent

For the purpose of this Rule 9, the cash equivalent of a Share is:

(a)	in the case of a Conditional Award, the Fair Market Value of a Share on the day when the Award Vests;

(b)	in the case of an Option, the Fair Market Value of a Share on the day when the Option is exercised reduced by the Option Price.

9.4	Payment of cash equivalent

Subject to Rule 9.5 (Share alternative), as soon as reasonably practicable after the Committee has determined under Rule 9.1 that a Participant shall be paid a sum in substitution for his right to acquire any number of Vested Shares:

(a)	the Company shall pay to him or procure the payment to him of that sum in cash; and

(b)	if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

9.5	Share alternative

If the Committee so decides, the whole or any part of the sum payable under Rule 9.4 shall, instead of being paid to the Participant in cash, be applied on his behalf:

(a)	in subscribing for Shares at a price equal to the market value by reference to which the cash equivalent is calculated; or

(b)	in purchasing such Shares; or

(c)	partly in one way and partly in the other

and the Company shall allot or transfer to him (or his nominee) or procure the transfer to him (or his nominee) of the Shares so subscribed for or purchased.

9.6	Deductions

There shall be deducted from any payment under this Rule 9 such amounts (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable and permitted by law.

10.	LAPSE OF AWARDS

10.1	General

An Award shall lapse:

(a)	in accordance with the Rules; or

(b)	to the extent it does not Vest under these Rules.

10.2	Dealings in Investment Shares

A Matching Award shall lapse on the date on which the Participant:

(a) does any act in breach of any of the terms relating to his Investment Shares unless the Committee decides otherwise; or

(b) loses his entitlement to, transfers, charges, or otherwise disposes of the Investment Shares to which the relevant Matching Award relates and such lapse shall be pro-rata to the number of Investment Shares in respect of which such act or event occurs.

10.3	Short-Term Options

A Short-Term Option shall lapse at the end of the Short-Term Deferral Period in relation to that Option (or such shorter period set forth in the grant documentation or as specified in by the Committee in order to avoid adverse tax consequences), if not exercised.

11.	LEAVERS

11.1	Good Leavers

(a)	If a Participant who is a UK resident at the Grant Date of an Award ceases to be a Connected Person by reason of:

(i)	death;

(ii)

retirement with the agreement of the Committee (in the case of Participants who are executive directors of the Company or members of senior management) or the employer or company to whom the Participant provides services (in the case of all other UK Participants), determined on a case-by- case basis in the absolute discretion of the Committee, employer or company, as applicable;

(iii)	ill health, injury or disability evidenced to the satisfaction of the Committee;

(iv)	redundancy (within the meaning of the UK Employment Rights Act 1996) or any overseas equivalent;

(v)

his office, employment or consultancy contract being with either a company which ceases to be a Group Member or relating to a business or part of a business which is transferred to a person who is not a Group Member; or

(vi)	for any other reason, if the Committee so decides, then he shall be a “Good Leaver” in relation to that Award.

(b)	If a Participant who is resident outside of the UK at the Grant Date of an Award ceases to be a Connected Person, then he shall be a “Good Leaver” in relation to that Award if:

(i)	he is required to be so treated to comply with applicable local law;

(ii)	he is to be so treated in accordance with an agreement approved by the Committee, or

(iii)	the Committee otherwise in its complete discretion determines that he is to be so treated.

(c)

Where the Committee decides in accordance with Rule 11.1(a)(vi) or Rule 11.1(b)(iii) that the Participant is to be a Good Leaver, they may so decide in relation to all Awards held by the Participant or certain Awards only. In the latter case, the Participant shall only be treated as a Good Leaver in relation to the relevant Awards.

11.2	Good Leavers: unvested Awards

Where a Participant ceases to be a Connected Person as a Good Leaver before the Normal Vesting Date of an Award, then:

(a)	subject to Rule 6.3 (Restrictions on Vesting: tax issues) and Rule 12 (Takeovers and other corporate events), his Award shall Vest on the Normal Vesting Date; unless

(b)

the Committee decides that, subject to Rule 6.3 (Restrictions on Vesting: tax issues), his Award shall Vest on the date of cessation or such later date (before the Normal Vesting Date) that the Committee may determine, and, in both cases, Rule 11.5 (Leavers: reduction in number of Vested Shares) shall apply.

If the Participant ceasing to be a Connected Person as a Good Leaver is a US Taxpayer, then only Rule 11.2(b) shall apply to that Participant.

If the Award is an Option other than a RSU-style Option, it may, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues) and Rule 10.3 (Short-Term Options), be exercised within six months of the date of Vesting (if Rule 11.2(a) applies), or within six months of the date of cessation (if Rule 11.2(b) applies, but in no event shall it become exercisable at any time after then end of the otherwise applicable Exercise Period. To the extent that the Option is not exercised within the permitted exercise period, it shall (regardless of any other provision of the Plan) lapse at the end of that period.

11.3	Good Leavers: Vested Awards

Where a Participant ceases to be a Connected Person as a Good Leaver after the Normal Vesting Date of an Award, the Vested Award (other than a RSU-style Option) may, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues) and Rule 10.3 (Short-Term Options), be exercised within six months of the date of cessation, but in no event shall it become exercisable at any time after then end of the otherwise applicable Exercise Period. To the extent that the Option is not exercised within the permitted exercise period, it shall (regardless of any other provision of the Plan) lapse at the end of that period.

11.4	Other leavers

If a Participant ceases to be a Connected Person other than as a Good Leaver in relation to an Award held by him then that Award shall lapse immediately on such cessation.

11.5	Leavers: reduction in number of Vested Shares

Where an Award Vests on or after a Participant ceasing to be a Connected Person, the Committee shall determine the number of Vested Shares of that Award by the following steps:

(a)	applying any Performance Condition and any other condition imposed on the Vesting of the Award in accordance with Rule 6.2 (Extent of Vesting); and

(b)	if the Committee so decides, applying such reduction to the number of Shares determined under Rule 11.5

(a)	as it sees fit (such reduction to be, unless it decides otherwise, on such pro-rata basis as it may determine).

If an Award Vests under any of Rules 12.1 to 12.3 when the holder of that Award has ceased to be a Connected Person then this Rule 11.5 shall take precedence over Rule 12.5.

11.6	Meaning of ceasing to be a Connected Person

A Participant shall not be treated for the purposes of this Rule 11 as ceasing to be a Connected Person until such time as he is no longer a director or employee of, or a Consultant to, any Group Member. If any Participant ceases to be such a director or employee before the Vesting of his Award in circumstances where he retains a statutory right to return to work then he shall be treated as not having ceased to be such a director or employee until such time (if at all) as he ceases to have such a right to return to work while not acting as an employee or director. In the case of a US Taxpayer, a Participant shall not be treated for the purposes of this Rule 11 as ceasing to be a Connected Person unless and until the Participant has also had a “separation from service” for purposes of Section 409A.

The reason for the termination of office or employment of a Participant, or the relevant consultancy contract, shall be determined by reference to Rules 11.1 and 11.4 regardless of whether such termination was lawful or unlawful.

12.	TAKEOVERS AND OTHER CORPORATE EVENTS

12.1	General offers

If any person (or group of persons acting in concert):

(a)	obtains (or, in the reasonable opinion of the Committee, is expected to obtain) Control of the Company as a result of making a general offer to acquire Shares; or

(b)	having obtained Control of the Company makes such an offer and such offer becomes unconditional in all respects the Committee shall within 7 days of becoming aware of that event or forming such opinion (as applicable) notify every Participant accordingly and, subject to Rule 12.4 (Internal reorganisations), the following provisions shall apply:

(i)

subject to Rule 6.3 (Restrictions on Vesting: tax issues), all Awards shall Vest on such date as the Committee may determine (being no later than the date of the change in Control of the Company or the offer becoming unconditional in all respects, as applicable) (such date being the Early Vesting Date) if they have not then Vested and Rule 12.5 (Corporate events: reduction in number of Vested Shares) shall apply; and

(ii)

any Option may, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues), be exercised within one month of the Early Vesting Date (or such shorter period of time approved by the Committee, not to be less than five days), except for RSU-style Options, which shall be automatically exercised to the full extent of the Vested Shares upon the Early Vesting Date, but to the extent that an Option is not exercised within that period, that Option shall (regardless of any other provision of the Plan) lapse at the end of that period.

12.2	Schemes of arrangement and winding up

In the event that:

(a)	a compromise or arrangement is sanctioned by the Court under section 899 of the Companies Act 2006 in connection with or for the purposes of a change in Control of the Company; or

(b)	the Company passes a resolution for a voluntary winding up of the Company; or

(c)	an order is made for the compulsory winding up of the Company or, in the reasonable opinion of the Committee, any of the above events is expected to occur, all Awards shall, subject to Rule 6.3 (Restrictions on Vesting: tax issues) and Rule 12.4 (Internal reorganisations), Vest on such date as the Committee may determine (being no later than the date of such event) (such date being the Early Vesting Date) if they have not then Vested and Rule 12.5 (Corporate events: reduction in number of Vested Shares) shall apply.

If an event as described in this Rule 12.2 occurs (or, in the reasonable opinion of the Committee, is expected to occur) then an Option may, subject to Rule 8.1 (Restrictions on the exercise of an Option: regulatory and tax issues) and Rule 12.4 (Internal reorganisations), be exercised within one month of the Early Vesting Date (except for RSU-style Options, which shall be automatically exercised to the full extent of the Vested Shares upon the Early Vesting Date), but to the extent that the Option is not exercised within that period, it shall (regardless of any other provision of the Plan) lapse at the end of that period.

12.3	Demergers and similar events

If a demerger, special dividend or other similar event (the “Relevant Event”) is proposed which, in the opinion of the Committee, would affect the market price of Shares to a material extent, then the Committee may, at its discretion, decide that the following provisions shall apply:

(a)

the Committee shall, as soon as reasonably practicable after deciding to apply these provisions, notify a Participant that, subject to earlier lapse under Rule 11 (Leavers), his Award Vests and, if relevant, his Option may be exercised on such terms as the Committee may determine and during such period preceding the Relevant Event or on the Relevant Event as the Committee may determine and shall lapse at the end of that period to the extent unexercised;

(b)

if an Award Vests, or an Option is exercised, conditional upon the Relevant Event and such event does not occur then the conditional Vesting or exercise shall not be effective and the Award shall continue to subsist; and

(c)

if the Committee decides that an Award Vests under this Rule 12.3 then the date of that Vesting shall be the Early Vesting Date and the provisions of Rule 12.5 (Corporate events: reduction in number of Vested Shares) shall apply.

12.4	Internal reorganisations

In the event that:

(a)

a company (the “Acquiring Company”) is expected to obtain Control of the Company as a result of an offer referred to in Rule 12.1 (General offers) or a compromise or arrangement referred to in Rule 12.2(a) (Schemes of arrangement and winding up); and

(b)

at least 75% of the shares in the Acquiring Company are expected to be held by substantially the same persons who immediately before the obtaining of Control of the Company were shareholders in the Company then the Committee, with the consent of the Acquiring Company, may decide before the obtaining of such Control that an Award shall not Vest under Rule 12.1 or Rule 12.2 but shall be automatically surrendered in consideration for the grant of a new award which the Committee determines is equivalent to the Award it replaces except that it will be over shares in the Acquiring Company or some other company.

The Rules will apply to any new award granted under this Rule 12.4 as if references to Shares were references to shares over which the new award is granted and references to the Company were references to the company whose shares are subject to the new award.

In the case of an Award granted to a US Taxpayer, Rule 12.4 shall be administered in a manner that either complies with Section 409A of the IRS Code, or in a manner that does not result in the Award becoming subject to Section 409A.

12.5	Corporate events: reduction in number of Vested Shares

If an Award Vests under any of Rules 12.1 to 12.3, the Committee shall determine in its absolute discretion, including by way of an agreement approved by the Committee, the number of Vested Shares of that Award. Without limitation to the generality of the foregoing, the Committee may determine that number by the following steps:

(a)	applying any Performance Condition and any other condition imposed on the Vesting of the Award; and

(b)

subject to Rule 11.5 (Leavers: reduction in number of Vested Shares), and if the Committee so decides, by applying such reduction to the number of Shares determined under Rule 12.5(a) as it sees fit (such reduction to be, unless it decides otherwise, on such pro-rata basis as it may determine).

If an Award Vests under any of Rules 12.1 to 12.3 after the holder of that Award has ceased to be a Connected Person then Rule 11.5 shall take precedence over this Rule 12.5.

13.	ADJUSTMENT OF AWARDS

13.1	General rule

In the event of:

(a)	any variation of the share capital of the Company; or

(b)	a demerger, special dividend or other similar event which affects the market price of Shares to a material extent the Committee may make such adjustments as it considers appropriate under Rule 13.2 (Method of adjustment) taking into account, where relevant, any adjustment to the related holding of Investment Shares under Rule 3.4 (Variation of share capital – Investment Shares).

13.2	Method of adjustment

An adjustment made under this Rule shall be to one or more of the following:

(a)	the number of Shares comprised in an Award;

(b)	subject to Rule 13.3 (Adjustment below nominal value), the Option Price; and

(c)

where any Award has Vested or Option has been exercised but no Shares have been transferred or allotted after such Vesting or exercise, the number of Shares which may be so transferred or allotted and (if relevant) the price at which they may be acquired.

In the case of any Award granted to a US Taxpayer, any adjustment under this Rule 13.2 shall be made in a manner that complies with Sections 409A and, in the case of ISO Options, 424 of the Code.

13.3	Adjustment below nominal value

An adjustment under Rule 13.2 may have the effect of reducing the price at which Shares may be subscribed for on the exercise of an Option to less than their nominal value, but only if and to the extent that the Board is authorised:

(a)

to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercised and which are to be allotted after such exercise exceeds the price at which the Shares may be subscribed for; and

(b)	to apply that sum in paying up such amount on such Shares

so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise that sum (if any) and apply it in paying up that amount.

14.	ALTERATIONS

14.1	General rule on alterations

Except as described in Rule 14.2 (Shareholder approval) and Rule 14.4 (Alterations to disadvantage of Participants), the Committee may at any time alter the Plan or the terms of any Award including without limitation to modify Awards granted or to be granted to individuals who are nationals of a jurisdiction, or employed, outside the United Kingdom and the United States or establish sub-plans or procedures under the Plan to address differences in laws, rules, regulations or customs of such international jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

14.2	Shareholder approval

Except as described in Rule 14.3 (Exceptions to shareholder approval), no alteration to the advantage of an individual to whom an Award has been or may be granted shall be made under Rule 14.1 to the provisions concerning:

(a)	the individual limits on participation;

(b)	the overall limits on the issue of Shares or the transfer of treasury Shares; and

the terms of this Rule 14.2 without the prior approval by ordinary resolution of the members of the Company in general meeting.

In addition, the Company shall not have the authority to: (i) reduce the Option Price of any outstanding Options under the Plan, or (ii) cancel any outstanding Option that has an Option Price greater than the current Fair Market Value of the Shares in exchange for cash or other Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.

14.3	Exceptions to shareholder approval

Rule 14.2 (Shareholder approval) shall not apply to:

(a)

any minor alteration to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any Group Member; or

(b)	any alteration relating to the Performance Condition made under Rule 14.5; or

(c)	for the avoidance of doubt, any alteration not named in Rule 14.2.

14.4	Alterations to disadvantage of Participants

No alteration to the material disadvantage of Participants (other than a change to any Performance Condition) shall be made under Rule 14.1 unless:

(a)	the Board shall have invited every relevant Participant to indicate whether or not he approves the alteration; and

(b)	the alteration is approved by a majority of those Participants who have given such an indication.

Notwithstanding the foregoing, the Board may amend the Plan so as to apply to existing Awards, or the terms of an Award, without such approval to: correct what they consider to be an error in the drafting of the Plan or the Award documentation which is evidently an error from the wording of the Plan or the Award documentation; clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A; or to comply with other applicable laws, regulations, ruling, judicial decision or listing requirements.

14.5	Alterations to a Performance Condition

The Committee may amend any Performance Condition without prior shareholder approval if:

(a)	an event has occurred which causes the Committee reasonably to consider that it would be appropriate to amend the Performance Condition; and

(b)	the Committee shall act fairly and reasonably in making the alteration.

15.	MISCELLANEOUS

15.1	Employment, office or consultancy

The rights and obligations of any individual under the terms of his office or employment with any Group Member, or the contract pursuant to which he is a Consultant, shall not be affected by his participation in the Plan or any right which he may have to participate in it. An individual who participates in the Plan waives any and all rights to compensation or damages in consequence of the termination of his office, employment or consultancy for any reason whatsoever insofar as those rights arise or may arise from him ceasing to have rights under an Award as a result of such termination. Participation in the Plan shall not confer a right to continued employment, office or consultancy upon any individual who participates in it.

15.2	No implied right to participate

No Connected Person has a right to participate in the Plan The grant of any Award does not imply that any further Award will be granted nor that a Participant has any right to receive any further Award. Participation in the Plan or the grant of Awards on a particular basis in any year does not create any right to or expectation of participation in the Plan or the grant of Awards on the same basis, or at all, in any future year.

15.3	Disputes

In the event of any dispute or disagreement as to the interpretation of the Plan, or as to any question or right arising from or relating to the Plan, the decision of the Committee shall be final and binding upon all persons.

15.4	Exercise of powers and discretions

The exercise of any power or discretion by the Committee shall not be open to question by any person and a Participant or former Participant shall have no rights in relation to the exercise of or omission to exercise any such power or discretion.

15.5	Share rights

All Shares allotted under the Plan shall rank equally in all respects with Shares then in issue except for any rights attaching to such Shares by reference to a record date before the date of the allotment.

Where Vested Shares are transferred to Participants (or their nominee) they shall be entitled to all rights attaching to such Shares by reference to a record date on or after the date of such transfer.

15.6	Notices

Any notice or other communication under or in connection with the Plan may be given:

(a)

by personal delivery or by post, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a Connected Person, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office, employment or other arrangement pursuant to which he is a Connected Person;

(b)	in an electronic communication to their usual business address or such other address for the time being notified for that purpose to the person giving the notice; or

(c)	by such other method as the Board determines.

15.7	Third parties

No third party has any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of the Plan.

15.8	Benefits not pensionable

Benefits provided under the Plan shall not be pensionable.

15.9	Data Protection

(a)

As a condition for receiving any Award, each Participant acknowledges that the Company and any Subsidiary of the Company may collect, use and transfer, in electronic or other form, personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company (as above) may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company (as above) may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company (as above) may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant acknowledges that such recipients may receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant and recommend any necessary corrections to the Data regarding the Participant in writing, without cost, by contacting the local human resources representative.

(b)

For the purpose of operating the Plan in the European Union and the United Kingdom, the Company will collect and process information relating to Participants in accordance with the privacy notice which is provided to each Participant.

15.10	Governing law

The Plan and all Awards shall be governed by and construed in accordance with the laws of England and Wales and the Courts of England and Wales have exclusive jurisdiction to hear any dispute.

15.11	Section 409A

Although neither the Company, the Committee nor any Group Member guarantees any particular tax treatment to a US Participant, all Awards granted to US Taxpayers are intended to be exempt from, or compliant with, the application of Section 409A of the IRS Code:

(a)	in the case of Awards other than Regular Options, pursuant to the short-term deferral exception set forth Treas. Regs. §1.409A-1(b)(4)); and

(b)	in the case of Regular Options, as options which are exempt from Section 409A;

and this Plan shall be limited, construed and administered consistent with that intent. Accordingly, notwithstanding any Rule in the Plan to the contrary, in the case of Awards granted to US Taxpayers:

(c)

in any instance in which a new Regular Option is substituted for an outstanding Option pursuant to a corporate transaction or in any instance in which an outstanding Regular Option is assumed pursuant to a corporate transaction, the number of Shares and the Option Price shall be adjusted in accordance with the principles set forth in Sections 1.424-1(a)(5) and 1.409A-1(b)(5)(v)(D) of the Treasury Regulations. The instances in which there may be a substitution of a new Regular Option for an outstanding Option pursuant to a corporate transaction shall be limited to those corporate transactions authorized by the Plan but shall be further limited to only those corporate transactions described in Section 1.424(a)(3) of the Treasury Regulations. In the case of a stock split (including a reverse stock split), or stock dividend involving the Shares where the only effect of the stock split or stock dividend is to increase or decrease on a pro rata basis the number of Shares owned by each shareholder, the Option Price and the number of Shares subject to an Option shall be proportionally adjusted to reflect such stock split or stock dividend;

(d)

The Shares underlying any Regular Option granted to a US Taxpayer shall in all instances constitute “service recipient stock” and shall be issued by a Group Member that is, with respect to such US Taxpayer, an “eligible issuer of service recipient stock” for purposes of IRS Code Section 409A;

(e)

To the extent that any amount payable under the Plan constitutes non-exempt “deferred compensation” for purposes of Section 409A and would otherwise be payable or distributable under the Plan by reason of the occurrence of a corporate transaction, such amount or benefit will not be payable or distributable to the Participant who is a US Taxpayer by reason of such corporate transaction unless the circumstances giving rise to such corporate transaction constitutes a “change in control event” in Section 409A of the IRS Code. If this provision prevents the payment or distribution of any amount, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Plan that is permissible under Section 409A; and

(f)

If any amount or benefit that constitutes non-exempt “deferred compensation” for purposes of Section 409A would otherwise be payable or distributable under this Plan by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A -3 (j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes), the Participant’s right to receive payment or distribution of such non-exempt deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh month following the Participant’s separation from service. For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Section 409A, provided, however, that, as permitted thereunder, the Company’s Specified Employees and its application of the six-month delay rule of IRS Code Section 409A (a)(2)(B)(i) shall be determined in accordance with rules adopted by the Committee, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company applicable to US Taxpayers, including this Plan.

SCHEDULE 1

CASH CONDITIONAL AWARDS

The Rules of the GW Pharmaceuticals plc Long-Term Incentive Plan shall apply to a right (a “Cash Conditional Award”) to receive a cash sum granted or to be granted under this Schedule as if it was a Conditional Award, except as set out in this Schedule. Where there is any conflict between the Rules and this Schedule, the terms of this Schedule shall prevail.

1.	The Committee may grant or procure the grant of a Cash Conditional Award.

2.	Each Cash Conditional Award shall relate to a given number of notional Shares.

3.

On the Vesting of the Cash Conditional Award the holder of that Award shall be entitled to a cash sum which shall be equal to the “Cash Value” of the notional Vested Shares, where the Cash Value of a notional Share is the market value of a Share on the date of Vesting of the Cash Conditional Award. For the purposes of this Schedule, the market value of a Share on any day shall be determined in accordance with Rule 9.3 (Cash equivalent).

4.

The cash sum payable under paragraph 3 above shall be paid by the employer of the Participant as soon as practicable after the Vesting of the Cash Conditional Award, net of any deductions (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable (and in relation to any Cash Conditional Award granted to a US Taxpayer, within such period of time as may be specified in the grant documentation to avoid adverse tax consequences under Section 409A).

5.	For the avoidance of doubt, a Cash Conditional Award shall not confer any right on the holder of such an Award to receive Shares or any interest in Shares.

Annex B

ANNEX B TO PROXY STATEMENT

The information provided in this part of the Directors’ Remuneration Report is not subject to audit.

Remuneration Committee Chairman’s Annual Statement

Dear Shareholder

As Chairman of the Remuneration Committee, and on behalf of the Board I am pleased to present the Remuneration Committee’s report for the year ended 31 December 2019. I would like to take this opportunity to provide you with an overview of the Remuneration Committee’s major decisions taken during 2019, together with the context in which these decisions were taken.

We were pleased to receive a significant level of shareholder voting support at the Annual General Meeting (“AGM”) in June 2019, with over 97% of shareholders supporting the approval of the Directors’ Remuneration Policy, and over 99% approving the 2018 Remuneration Report. The June 2019 AGM was the Group’s first as a U.S. Domestic Registrant. We also asked shareholders to set out the frequency of future votes on executive compensation and over 99% requested annual advisory votes, in line with the Board’s recommendation.

Context of the Committee’s Decisions in 2019

For GW, 2019 reflected the first full period for Epidiolex® sales in the United States. We believe that this has been an exceptional first year for the product and provides a compelling foundation for continued success. This was bolstered following approval by the European Medicines Agency (“EMA”) in September 2019, and commercialisation commencing in France and Germany before the end of the year.

Looking into 2020, our goal is not only to continue to drive Epidiolex growth in the United States and Europe, but also continue to advance our pipeline. It is in this context that the Committee have made our major decisions during 2019.

The Remuneration Committee

In accordance with best practice, the GW Remuneration Committee, consisting of independent non-executive Directors under my Chairmanship, manages the remuneration of the Executive Directors within the framework of the shareholder approved Policy and shareholder approved LTIP option scheme rules.

Our approach to remuneration:

The Group remuneration policy for Executive Directors aims to:

•	align the interests of Executive Directors with those of shareholders;

•

have regard to the individuals’ experience and the nature and complexity of their work in order to pay a competitive salary that attracts and retains management of the highest quality, while avoiding remunerating those Directors more than is necessary;

•	link individual remuneration packages to the Group’s short-term and long-term performance through the award of incentives via participation in the Group’s cash and equity-based incentive schemes;

•	provide post-retirement benefits through defined contribution pension schemes; and

•	provide employment-related benefits including the provision of life assurance and medical assurance.

I believe that these aims, which remain unchanged from previous years, have been working well, continue to be relevant and provide a firm framework within which future remuneration will be determined. The shareholder approved Policy provides a set of parameters within which we work whilst still allowing the Remuneration Committee sufficient flexibility to adapt remuneration packages in line with the development of the business. This should allow the Company to attract, retain and motivate Directors and Executive Officers with the skills, talent and motivation to deliver upon our strategy and to continue to create value for our shareholders.

Key Remuneration Committee Activities in 2019:

During 2019 the Remuneration Committee’s key activities have been as follows:

•

In January 2019, consistent with previous years, we engaged Willis Towers Watson as independent advisers to benchmark the remuneration of the Directors against the selected peer group and to provide recommendations for basic salaries, Long Term Incentive Plan (“LTIP”) awards, new-hire equity awards, prevalence of performance plans and the structure of bonus incentive awards for the year. As the Company continues to grow in size and complexity, the Remuneration Committee requested that Willis Towers Watson reviewed the peer group of comparable U.S.-listed biotech/pharmaceutical development companies.

Willis Towers Watson suggested biopharmaceutical companies that had a twelve-month trailing market capitalisation of between $1.0 billion to $11.2 billion, revenue of less than $500 million per annum and with greater than 100 employees, applying a consultative review to arrive at a shortlist of potential additional peers based on industry and business description and organisations considered to be close competitors. This was then subject to review, refinement and approval by the Remuneration Committee.

Based on these criteria, Willis Towers Watson recommended, and our Committee approved, removing Alder Biopharmaceuticals, Inc., Juno Therapeutics, Inc., Pacira Pharmaceuticals, Inc. and Radius Health, Inc. and adding Amarin Corporation plc, Array BioPharma Inc., Exelixis, Inc., FibroGen, Inc., and Halozyme Therapeutics, Inc. The latest peer group consists of 19 companies with a median market capitalisation of $3.8 billion.

The peer group used for benchmarking in January 2019 consisted of ACADIA Pharmaceuticals, Inc., Agios Pharmaceuticals, Inc., Alnylam Pharmaceuticals Inc., Amarin Corporation plc, Array Pharmaceuticals, Inc., bluebird bio, Inc., Clovis Oncology, Inc., Exelixis, Inc., FibroGen, Inc., Halozyme Therapeutics, Inc., Intercept Pharmaceuticals Inc., Neurocrine Biosciences Inc., Portola Pharmaceuticals Inc., Puma Biotechnology Inc., Sage Therapeutics, Inc., Sarepta Therapeutics, Inc., Spark Therapeutics, Inc., Tesaro, Inc. and Ultragenyx Pharmaceuticals, Inc.

Willis Towers Watson received $45,728 in compensation for their work relating to Directors’ remuneration advice.

•

In February 2019, the Remuneration Committee met to consider the basic salary increases to be awarded to Executive Officers. Inflationary increases had been given to the majority of our staff and the Executive Directors were given an inflationary basic salary increase of 3% effective from 1 January 2019. External benchmarking analysis for the Chief Executive Officer, Chief Medical Officer and Chief Operating Officer were below the median of peer group data. The Remuneration Committee approved an increase in the Chief Executive Officer’s basic salary to $650,000, an increase in the Chief Medical Officer’s basic salary by 4% to $450,000, and the Chief Operating Officer’s basic salary by 5% to £296,000 effective from 1 March 2019.

•

At the same time, the Remuneration Committee met to consider the extent of achievement of 2018 calendar year objectives by the Executive Team, and to determine the level of short-term bonus incentive award to be paid in respect of the 2018 calendar year. The consensus was that 2018 had been an exceptional year in which substantial progress with all material objectives had been approved, including the Group’s first FDA approval.

Under the 2018 bonus program, bonus incentive awards were determined by first establishing a bonus pool. The bonus pool was calculated by aggregating the target cash incentive awards for all eligible plan participants and then multiplying that sum by a modifier established by our Remuneration Committee based on our performance as measured against the 2018 company goals. The 2018 company goals approved by our Board of Directors and Remuneration Committee at the beginning of the year were as follows:

2018 Company Goals:

•	Achieve FDA regulatory approval of Epidiolex

•	Progress EU regulatory submission to support approval in 2019

•	Manufacturing sufficient inventory of Epidiolex to support commercial launch, and advance all steps necessary to meet long-term demand

•	Ensure organisation and operational readiness to execute successful U.S. launch and progress EU launch preparations

•	Progress Epidiolex clinical strategy, completing close out of second Dravet syndrome clinical study and complete recruitment of Phase 3 Tuberous Sclerosis study

•	Formulate protocol and development plan for Sativex U.S. multiple sclerosis development

•	Implement comprehensive program of compliance policies to support U.S. and EU commercial launches

•	Successfully manage all elements of conversion to a U.S. domestic registrant, with effect from fiscal year ended 30 September 2018

•	Progress other pipeline projects, with particular focus on CBDV and CBD:THC

The bonus pool was then allocated among all of the plan participants in accordance with the terms of the 2018 annual bonus incentive program. Consistent with 2017, our Chief Executive Officer and executive team bonus incentive awards were based 75% on company goals and 25% on individual objectives.

Our Remuneration Committee assessed performance and determined that the executive team had met or exceeded each of the 2018 Company goals and, after considering the pivotal nature of FDA approval of Epidiolex in the United States, approved a bonus award equating to 150% of target for each Officer. The Remuneration Committee considered that the Chief Executive Officer, Chief Operating Officer and Chief Medical Officer deserved additional recognition in respect of their individual efforts towards the U.S. approval of Epidiolex. The Committee approved an incremental bonus award taking total bonus to 160% of target for these individuals.

•

At the same time, the Remuneration Committee approved the bonus objectives to be achieved by the Executive Directors during 2019. The approved objectives are predominantly EMA approval of Epidiolex and success of U.S. commercial launch. These were considered by the Remuneration Committee to be the key value drivers for the business and therefore represent the optimum objectives for executive team incentive schemes for 2019.

It is expected that future bonus targets will be 70% of basic salary for the Chief Executive Officer, and 50% of basic salary for all other Executive Officers. Consistent with previous years, individual objectives have been agreed with each of the Executive Team, with 75% of the 2019 bonus award to be awarded by the Remuneration Committee based upon achievement of Group objectives, with the remaining 25% to be awarded based upon the achievement of individual objectives.

•

At the same time, the Remuneration Committee met and agreed the terms of the 2019 grant of LTIP awards to the Directors and Executive Officers. These were segmented so that (i) 50% of the value of the award is linked to rigorous performance conditions linked to Company key value drivers, which must be achieved in the three-year vesting period, (ii) 25% of the value of the award is in the form of market-priced share options with a three-year vesting period, and (iii) 25% of the value of the award took the form of restricted stock options which vest at the rate of 25% per annum over a four-year vesting period. The selected performance conditions that are required to be achieved in order to trigger vesting of 50% of this award are again considered to be directly linked to key business value drivers creating alignment with shareholders’ interests. The restricted stock option element of the award is considered to encourage long-term retention, considered to be a key factor critical to future success, and the market priced options are intended to align further the interests of the Executive Directors with shareholders’ interests. The resulting mix is designed to create an appropriate balance of long-term incentives linked to value-driving objectives, aligned with shareholder value creation, whilst encouraging retention of the team considered to be a key success factor for the future.

Recommendations for equity grants had been proposed by Willis Towers Watson, designed to target alignment with the median of peer group data. It was highlighted that an equity grant for the Chief Executive Officer with a fair value equivalent to 750% of basic salary is required to align with the median of peers. As this grant would have exceeded the 600% limit contained within the shareholder-approved Remuneration Policy, it was resolved to proceed with the maximum grant of 600% and only to grant the incremental 150% after the required amendment to the Remuneration Policy had been approved by shareholders at the June 2019 Annual General Meeting. Then, having received shareholder approval of this policy limit change, the additional grant took place in June 2019.

At the grant date these awards had expected values at grant equivalent to 600% of basic salary for the Chief Executive Officer, 450% of basic salary for the Executive Chairman, 350% of basic salary for Chief Financial Officer, Chief Legal Officer and Chief Operating Officer, Chief Medical Officer, and Managing Director, U.K.

The amended Remuneration Policy was approved by shareholders at the June 2019 Annual General Meeting, resulting in an additional grant of 150% of basic salary to the Chief Executive Officer.

•

In April 2019, the Remuneration Committee met to consider the terms of the offer of employment for Darren Cline for the role of Chief Commercial Officer. In line with recommendations put forwards by Willis Towers Watson in the January 2019 review, a basic salary of $450,000, bonus target of up to 50% of basic salary and a LTIP award upon joining equivalent to 400% of basic salary was proposed and approved.

•

In September 2019, the Remuneration Committee met to approve the reimbursement of certain travel and expense amounts for U.S. resident directors of GW Pharmaceuticals plc for travel to Board meetings held in the United Kingdom. These expenses are taxable on the individual for services incurred in the United Kingdom. There are no proposed changes to the Remuneration Policy at the Annual General Meeting, scheduled for May 2020.

•

In February 2020, the Remuneration Committee met to consider the basic salary increases to be awarded to Executive Officers. Inflationary increases had been given to the majority of our staff and the Executive Directors were given an inflationary basic salary increase of 3% effective from 1 January 2020. External benchmarking analysis for the Chief Financial Officer, and Chief Operating Officer were below the median of peer group data. The Remuneration Committee approved an increase in the Chief Financial Officer’s basic salary by 5.1% to $433,000, and an increase in the Chief Operating Officer’s basic salary by 8.1% to £320,000 effective from 1 March 2020.

•

At the same time, the Remuneration Committee met to consider the extent of achievement of 2019 calendar year objectives by the Executive Team, and to determine the level of short-term bonus incentive award to be paid in respect of the 2019 calendar year. The consensus was that 2019 had been a very strong year for the Group, with strong sales of Epidiolex for the first full year in the United States and the achievement of an EMA approval for Epidyolex in Europe.

Under the bonus program, bonus incentive awards were determined by first establishing a bonus pool. The bonus pool was calculated by aggregating the target cash incentive awards for all eligible plan participants and then multiplying that sum by a modifier established by our Remuneration Committee based on our performance as measured against the 2019 company goals. The 2019 company goals approved by our Board of Directors and Remuneration Committee at the beginning of the year were as follows:

2019 Company Goals:

•	Successful U.S. Commercial trajectory of Epidiolex

•	Epidyolex approval by EMA leading to launches in major markets

•	Manufacturing scale-up to meet in-market demand for medium-term capacity requirements

•	Epidiolex label expansion by completion of Tuberous Sclerosis study to enable sNDA filing and commencement of Rett syndrome study

•	Progress with development of Epidiolex life cycle management

•	Pipeline progress with a focus on nabiximols

The bonus pool was then allocated among all of the plan participants in accordance with the terms of the 2019 annual bonus incentive program. Consistent with 2018, our Chief Executive Officer and executive team bonus incentive awards were based 75% on company goals and 25% on individual objectives.

Our Remuneration Committee assessed performance and determined that the executive team had met or exceeded each of the 2019 Company goals and, after considering the success of Epidiolex commercialisation in the United States, approved a bonus award equating to 115% of target for each Director or Executive Officer. The Remuneration Committee considered that the Chief Operating Officer deserved additional recognition in respect of his individual effort towards the European approval of Epidyolex, the establishment of a European commercial organisation and the manufacturing expansion projects. The Committee approved an incremental bonus award taking total bonus to 120% of target.

Thomas Lynch

Remuneration Committee Chairman

18 March 2020

Annual Report on Remuneration

The information provided in this part of the Directors’ Remuneration Report is subject to audit.

Single Total Figure of Remuneration for Each Director

The Directors received the following remuneration for the year ended 31 December 2019:

Name of Director	Salary and fees £	Taxable benefits £	Short-term incentives[2] £	Long-term incentive plans[3] £	Pension contributions £	2019 total £
Executive
Dr Geoffrey W Guy	410,000	3,566	—	5,395,149	—	5,808,715
Justin Gover	502,187	42,955	398,970	6,259,595	7,440	7,211,147

Non-executive
James Noble	71,965	—	—	23,683	—	95,648
Cabot Brown	70,401	3,163	—	23,683	—	97,247
Thomas Lynch[1]	—	—	—	23,683	—	23,683
Catherine Mackey	54,756	5,475	—	23,683	—	83,914
Alicia Secor	52,801	1,316	—	23,683	—	77,800
William Waldegrave	50,845	—	—	23,683	—	74,528

Aggregate emoluments	1,212,955	56,475	398,970	11,796,842	7,440	13,472,682

1	Since his appointment as a non-executive Director in July 2010, Thomas Lynch has waived his right to receive fees, taxable benefits, short-term incentives and pension contributions for this role.
2	Short-term incentives represent the bonus paid in February 2020 in respect of salary and fees earned in 2019.
3

LTIP gains represent the unrealised gains on LTIPs that vested during the year ended 31 December 2019, calculated according to the share price at the date of vesting. Only a portion of these gains have been realised by 31 December 2019, depending on whether the Directors exercised or sold these LTIPs. The following elements of the gain are attributable to share price appreciation / depreciation:

•	Dr. Geoffrey W Guy: Appreciation of £3,947,950

•	Justin Gover: Appreciation of £4,535,818

•	James Noble, Cabot Brown, Thomas Lynch, Catherine Mackey, Alicia Secor and William Waldegrave: Depreciation of £8,249 each

Details on the nature of each of the above categories can be found within the Summary Remuneration Policy table on page 21.

The Directors received the following remuneration for the fifteen months ended 31 December 2018:

Name of Director	Salary and fees £	Taxable benefits £	Short-term incentives[2] £	Long-term incentive plans[3] £	Pension contributions £	2018 total £
Executive
Dr Geoffrey W Guy	521,535	4,602	—	1,852,124	—	2,378,261
Justin Gover	486,511	19,029	376,182	2,041,377	7,784	2,930,883

Non-executive
James Noble	86,460	—	—	257,471	—	343,931
Cabot Brown	84,587	—	—	257,471	—	342,058
Thomas Lynch[1]	—	—	—	257,471	—	257,471
Catherine Mackey	53,956	—	—	—	—	53,956
Alicia Secor	52,029	—	—	—	—	52,029
William Waldegrave[4]	48,840	—	—	—	—	48,840

Aggregate emoluments	1,333,918	23,631	376,182	4,665,914	7,784	6,407,429

1	Since his appointment as a non-executive Director in July 2010, Thomas Lynch has waived his right to receive fees, taxable benefits, short-term incentives and pension contributions for this role.
2	Short-term incentives represent the bonus paid in February 2019 in respect of salary and fees earned in 2018.
3

LTIP gains represent the unrealised gains on LTIPs that vested during the fifteen months ended 31 December 2018, calculated according to the share price at the date of vesting. These gains have not been realised by 31 December 2018 as the Directors have not exercised or sold these LTIPs.

4	Not included within William Waldegrave’s salary and fees received is £13,800 relating to amounts paid for services provided prior to appointment as a Director of the Company.

Long-Term Incentive Awards Vesting During the Financial Year

The table set out below illustrates the long-term incentive awards which vested during 2019. All of the following data has been included in the 2019 remuneration table above.

Performance period end	Name of Director	Award date	Type of Option		Vesting condition	Vesting occurred?	Share price at vesting date	ADS price at vesting date
03/01/2019	James Noble Cabot Brown Thomas Lynch Catherine Mackey Alicia Secor William Waldegrave	03/01/2018	RSO RSU RSO RSU RSU RSO	[1] [2]	Continued employment throughout the vesting period	✓	662p	$99.69

06/01/2019	Justin Gover	06/01/2017	RSO		Continued employment throughout the vesting period	✓	718p	$108.88

15/02/2019	Justin Gover	15/02/2016	RSO		Continued employment throughout the vesting period	✓	979p	$150.49
	Justin Gover		PSO	[3]

Half of the performance stock options will occur upon receipt from FDA of their confirmation of acceptance of an Epidiolex® NDA filing.

Half of the performance stock options will occur upon FDA grant of Epidiolex® regulatory approval.

	Justin Gover		MPO	[4]	Continued employment throughout the vesting period
	Geoffrey Guy		RSO		Continued employment throughout the vesting period

Performance period end	Name of Director	Award date	Type of Option	Vesting condition	Vesting occurred?	Share price at vesting date	ADS price at vesting date
	Geoffrey Guy		PSO

Half of the performance stock options will occur upon receipt from FDA of their confirmation of acceptance of an Epidiolex® NDA filing.

Half of the performance stock options will occur upon FDA grant of Epidiolex® regulatory approval.

	Geoffrey Guy		MPO	Continued employment throughout the vesting period

26/02/2019	Justin Gover Geoffrey Guy	26/02/2018	RSU RSO	Continued employment throughout the vesting period	✓	970p	$152.89

24/06/2019	Justin Gover Geoffrey Guy	24/06/2015	RSO	Continued employment throughout the vesting period	✓	1125p	$172.27

10/08/2019	Geoffrey Guy	10/08/2018	RSU	Continued employment throughout the vesting period	✓	1147p	$166.98

1	RSO is a restricted stock option
2	RSU is a restricted stock unit, which automatically vests
3	PSO is a performance stock option
4	MPO is a market-priced option

Long-Term Incentive Awards Granted to the Directors and Executive Officers in 2019

Directors and Executive Officers are awarded LTIPs at the discretion of the Remuneration Committee. Awards are typically calculated with reference to the closing mid-market ordinary share price of the Company’s ordinary shares on the day prior to grant. During periods of volatility, the price used to determine award size is determined by reference to the average closing mid-market ordinary share price of the previous five trading days.

The Executive Directors and Officers were awarded options to subscribe for the Company’s ordinary shares split into three different types of options:

•	market-priced options, whereby the options have an exercise price equivalent to the market price at market close on the day prior to grant;

•	performance stock options, whereby the options will vest upon the third anniversary of the date of grant subject to certain corporate performance conditions having been achieved; and

•

restricted stock options or restricted stock units, whereby the options are subject to a four-year service condition and vesting period. 25% of the options will vest on each anniversary of the date of grant over the four-year period.

In general, the awards may be exercised at any time between the vesting date and the 10th anniversary of the date of grant. Our US-based Directors and Executive Officers will be required to exercise their performance stock before 15 March of the year following the year of vesting. Restricted stock units vest automatically on the vesting date. The exercise price of the performance stock options and restricted stock options is 0.1p per ordinary share, being the par value of the shares. Awards which do not vest at the end of the vesting period will lapse permanently. The Company’s share options are traded on NASDAQ as American Depositary Shares (“ADS”), for which twelve ordinary shares equate to one ADS.

The table below sets out the LTIPs awarded in the year to 31 December 2019 to Executive Directors:

Name of Director	Granted	Face value at date of grant (£)	Exercise price		Performance period end	Date of expiry	% of award vesting for minimum performance
Justin Gover
Market-priced options	119,472	1,292,686	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01
			per ADS	)
Market-priced options	30,936	357,564	1,155.8p		14/06/2022	14/06/2029	100%
			($175.74
			per ADS	)
Performance stock options	226,752	2,453,317	0.1p		01/03/2022	01/03/2022	0%
Performance stock options	55,488	670,097	0.1p		14/06/2022	14/06/2022	0%
Restricted stock units year 1 – 25%	17,004	183,973	0.1p		01/03/2020	01/03/2020	100%
Restricted stock units year 2 – 25%	17,004	183,973	0.1p		01/03/2021	01/03/2021	100%
Restricted stock units year 3 – 25%	17,004	183,973	0.1p		01/03/2022	01/03/2022	100%
Restricted stock units year 4 – 25%	17,004	183,973	0.1p		01/03/2023	01/03/2023	100%
Restricted stock units year 1 – 25%	4,164	50,286	0.1p		14/06/2020	14/06/2020	100%
Restricted stock units year 2 – 25%	4,164	50,286	0.1p		14/06/2021	14/06/2021	100%
Restricted stock units year 3 – 25%	4,164	50,286	0.1p		14/06/2022	14/06/2022	100%
Restricted stock units year 4 – 25%	4,164	50,286	0.1p		14/06/2023	14/06/2023	100%

Dr Geoffrey W Guy
Market-priced options	75,252	814,151	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01
			per ADS	)
Performance restricted stock units	142,824	1,593,018	0.1p		01/03/2022	01/03/2022	0%
Restricted stock options year 1 – 25%	10,704	115,811	0.1p		01/03/2020	01/03/2020	100%
Restricted stock options year 2 – 25%	10,704	115,811	0.1p		01/03/2021	01/03/2021	100%
Restricted stock options year 3 – 25%	10,704	115,811	0.1p		01/03/2022	01/03/2022	100%
Restricted stock options year 4 – 25%	10,704	115,811	0.1p		01/03/2023	01/03/2023	100%

The face value of the above options has been derived using the closing share price of the Group’s ADSs the day prior to grant.

The vesting of the above awards is subject to the following performance conditions.

Grant Relating to Executive Directors

25% of the awards are in the form of market-priced options, whereby the options have an exercise price equivalent to the market price at market close on the day prior to grant ($172.01 per ADS, equivalent to 1,082.0p per ordinary share). These options become exercisable on the third anniversary of the date of grant. Future gains upon exercise of these options will be linked to the extent of share price growth over the vesting period. The committee consider that this element of the awards will help to ensure continuing alignment between Executive and shareholders’ interests. The Black Scholes option pricing model was used to derive the fair values.

50% of the awards are in the form of performance stock options, whereby the options will vest upon the third anniversary of the date of grant subject to having achieved an agreed Epidiolex net sales revenue target for 2019.

The Remuneration Committee considers this particular milestone to be an important element of our agreed strategy and the key value driver for the business at this time.

25% of the awards are in the form of restricted stock options for UK-based Directors, or restricted stock units for US-based Directors, whereby these options are subject to a four-year service condition and vesting period. 25% of the options will vest on each anniversary of the date of grant over the next four years. US-based Directors’ restricted stock units are automatically exercised immediately on vesting. The committee consider that this element of the awards should help to ensure retention of our team of Executive Directors, a key factor for GW’s future success.

Following the approval of the current Remuneration Policy by shareholders at the June 2019 Annual General Meeting, an additional grant of 150% of basic salary was made to the Chief Executive Officer. The terms were as above, except that the exercise price equivalent to the market price at market close on the day prior to grant was $175.74 per ADS, equivalent to 1,155.8p per ordinary share.

Long-Term Incentive Awards Granted to the Non-Executive Directors in 2019

During February 2019, the executive members of the Board met to discuss and approve the latest such award. The table below sets out the LTIPs awarded in the year to 31 December 2019 to non-executive Directors:

Name of Director	Granted	Face value at date of grant (£)	Exercise price		Performance period end	Date of expiry	% of award vesting for minimum performance
James Noble
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock options – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock options – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock options – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

Name of Director	Granted	Face value at date of grant (£)	Exercise price		Performance period end	Date of expiry	% of award vesting for minimum performance
Cabot Brown
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock units – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock units – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock units – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

Thomas Lynch
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock options – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock options – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock options – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

Catherine Mackey
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock units – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock units – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock units – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

Alicia Secor
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock units – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock units – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock units – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

William Waldegrave
Market-priced options	16,548	179,049	1,082.0p		01/03/2022	01/03/2029	100%
			($172.01 per ADS	)
Restricted stock options – year 1 (1/3rd)	3,144	34,016	0.1p		01/03/2020	01/03/2029	100%
Restricted stock options – year 2 (1/3rd)	3,144	34,016	0.1p		01/03/2021	01/03/2029	100%
Restricted stock options – year 3 (1/3rd)	3,144	34,016	0.1p		01/03/2022	01/03/2029	100%

The face value of the above options has been derived using the closing share price of the Group’s ADSs the day prior to grant.

50% of the awards are in the form of market-priced options, whereby the options have an exercise price equivalent to the market price at market close on the day prior to grant ($172.01 per ADS, equivalent to 821.8p per ordinary share). These options become exercisable on the third anniversary of the date of grant. Future gains upon exercise of these options will be linked to the extent of share price growth over the vesting period. The committee consider that this element of the awards will help to ensure continuing alignment between Executive and shareholders’ interests. The Black-Scholes option pricing model was used to derive the fair values.

50% of the awards are in the form of restricted stock options for UK-based Non-Executive Directors, or restricted stock units for US-based Non-Executive Directors, whereby these options are subject to a three-year service condition and vesting period. 33% of the options will vest on each anniversary of the date of grant over the next three years. US-based Directors’ restricted stock units are automatically exercised immediately on successful vesting. The committee consider that this element of the awards should help to ensure retention of our team of non-executive Directors, a key factor for GW’s future success.

Consistent with previous years, the Directors were mindful of best practice advice received from Willis Towers Watson whereby the award of options with vesting linked to performance is considered to have the potential to impair the independence of the non-executive members of the Board. It is for this reason that the vesting of awards is not linked to specific future performance conditions.

Statement of Directors’ Shareholding and Share Interests

The table below shows, for each Director, the total number of ordinary shares owned, the total number of share options with and without performance conditions, those vested but unexercised and those exercised during the year. Details of the equity retention policy applicable to the Directors is set out on page 27. This policy has been applied with during 2019.

Name of Director	Shares owned[1]	Unvested with performance measures	Unvested without performance measures[2]	Vested not yet exercised	Exercised during the year
Executive
Dr Geoffrey W Guy	7,850,446	564,948	469,629	34,338	576,000
Justin Gover	2,554,847	815,004	657,736	539,201	283,164

Non-executive
James Noble	27,500	—	78,620	3,585	82,596
Cabot Brown	7,216	—	78,620	34,061	52,104
Thomas Lynch	—	—	78,620	86,181	—
Catherine Mackey	2,688	—	68,480	—	3,576
Alicia Secor	2,676	—	68,480	—	3,576
William Waldegrave	—	—	68,480	4	3,576

1	This comprises the Directors’ holding of ordinary shares as at 31 December 2019. Further details are given in the table below.
2	Unvested awards in this column are solely subject to a service performance requirement.

Note: Each NASDAQ listed ADS represents 12 0.1 pence ordinary shares.

The table below shows the total number of Directors’ interests in the ordinary shares of GW Pharmaceuticals plc:

Name of Director	Ordinary shares of 0.1p 31 December 2019	Ordinary shares of 0.1p 31 December 2018
Executive
Dr Geoffrey W Guy[1]	7,850,446	9,470,446
Justin Gover[2]	2,554,847	2,558,999

Non-executive
James Noble	27,500	27,500
Cabot Brown	7,216	7,200
Thomas Lynch	—	—
Catherine Mackey	2,688	—
Alicia Secor	2,676	—
William Waldegrave	—	—

1	Dr Geoffrey Guy’s holding includes 103,925 ordinary shares held by his personal pension plan and 25,000 held by his wife.
2	Justin Gover’s holding includes 2,143,308 ordinary shares held by The Gover Family Investment LLP, of which Justin owns 99% and the remaining 1% is held by his wife.

Note: Each NASDAQ listed ADS represents 12 ordinary 0.1 pence shares.

The interests of the Directors in share options over the ordinary shares of the Company as at 31 December 2019 were:

Name of Director	At 1 Jan 2019	Granted	Exercised	Lapsed	At 31 Dec 2019	Nominal value	Exercise price	Date of vesting	Date of expiry
Geoffrey Guy	9,740	—	—	—	9,740	0.1p	0.1p	24/06/2019	24/06/2025
	182,171	—	(182,171)	—	—	0.1p	257.0p	15/02/2019	15/02/2026
	7	—	(7)	—	—	0.1p	0.1p	15/02/2018	15/02/2026
	25,914	—	(25,914)	—	—	0.1p	0.1p	15/02/2019	15/02/2026
	345,517	—	(345,517)	—	—	0.1p	0.1p	15/02/2019	15/02/2026
	25,914	—	—	—	25,914	0.1p	0.1p	15/02/2020	15/02/2026
	138,672	—	—	—	138,672	0.1p	645.6p	10/08/2020	10/08/2027
	15,336	—	(15,336)	—	—	0.1p	0.1p	10/08/2018	10/08/2027
	15,336	—	—	—	15,336	0.1p	0.1p	10/08/2019	10/08/2027
	15,336	—	—	—	15,336	0.1p	0.1p	10/08/2020	10/08/2027
	15,336	—	—	—	15,336	0.1p	0.1p	10/08/2021	10/08/2027
	204,552	—	—	—	204,552	0.1p	0.1p	10/08/2020	10/08/2027
	107,352	—	—	—	107,352	0.1p	685.1p	26/02/2021	26/02/2028
	16,317	—	(7,055)	—	9,262	0.1p	0.1p	26/02/2019	26/02/2028
	16,317	—	—	—	16,317	0.1p	0.1p	26/02/2020	26/02/2028
	16,317	—	—	—	16,317	0.1p	0.1p	26/02/2021	26/02/2028
	16,317	—	—	—	16,317	0.1p	0.1p	26/02/2022	26/02/2028
	217,572	—	—	—	217,572	0.1p	0.1p	26/02/2021	26/02/2028
	—	75,252	—	—	75,252	0.1p	1,081.9p	01/03/2022	01/03/2029
	—	142,824	—	—	142,824	0.1p	0.1p	01/03/2022	01/03/2029
	—	10,704	—	—	10,704	0.1p	0.1p	01/03/2020	01/03/2029
	—	10,704	—	—	10,704	0.1p	0.1p	01/03/2021	01/03/2029
	—	10,704	—	—	10,704	0.1p	0.1p	01/03/2022	01/03/2029
	—	10,704	—	—	10,704	0.1p	0.1p	01/03/2023	01/03/2029

Total	1,384,023	260,892	(576,000)	—	1,068,915

Name of Director	At 1 Jan 2019	Granted	Exercised	Lapsed	At 31 Dec 2019	Nominal value	Exercise price	Date of vesting	Date of expiry
Justin Gover	75,874	—	—	—	75,874	0.1p	671.0p	24/06/2018	24/06/2025
	10,679	—	(10,668)	(11)	—	0.1p	0.1p	24/06/2019	24/12/2019
	213,245	—	—	—	213,245	0.1p	257.0p	15/02/2019	15/02/2026
	30,334	—	(30,324)	(10)	—	0.1p	0.1p	15/02/2018	15/08/2018
	30,334	—	(30,334)	—	—	0.1p	0.1p	15/02/2019	15/08/2019
	404,455	—	(171,890)	—	232,565	0.1p	0.1p	15/02/2019	15/08/2019
	30,334	—	—	—	30,334	0.1p	0.1p	15/02/2020	15/08/2020
	142,344	—	—	—	142,344	0.1p	792.4p	06/01/2020	06/01/2027
	17,517	—	(17,508)	(9)	—	0.1p	0.1p	06/01/2018	15/03/2019
	17,517	—	—	—	17,517	0.1p	0.1p	06/01/2019	15/03/2020
	17,517	—	—	—	17,517	0.1p	0.1p	06/01/2020	15/03/2021
	17,517	—	—	—	17,517	0.1p	0.1p	06/01/2021	15/03/2022
	233,568	—	—	—	233,568	0.1p	0.1p	06/01/2020	15/03/2021
	147,624	—	—	—	147,624	0.1p	685.1p	26/02/2021	26/02/2028
	22,440	—	(22,440)	—	—	0.1p	0.1p	26/02/2019	26/02/2019
	22,440	—	—	—	22,440	0.1p	0.1p	26/02/2020	26/02/2020
	22,440	—	—	—	22,440	0.1p	0.1p	26/02/2021	26/02/2021
	22,440	—	—	—	22,440	0.1p	0.1p	26/02/2022	26/02/2022
	299,196	—	—	—	299,196	0.1p	0.1p	26/02/2021	26/02/2021
	—	119,472	—	—	119,472	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	226,752	—	—	226,752	0.1p	0.1p	01/03/2022	01/03/2022
	—	17,004	—	—	17,004	0.1p	0.1p	01/03/2020	01/03/2020
	—	17,004	—	—	17,004	0.1p	0.1p	01/03/2021	01/03/2021
	—	17,004	—	—	17,004	0.1p	0.1p	01/03/2022	01/03/2022
	—	17,004	—	—	17,004	0.1p	0.1p	01/03/2023	01/03/2023
	—	30,936	—	—	30,936	0.1p	1,155.8p	14/06/2022	14/06/2029
	—	4,164	—	—	4,164	0.1p	0.1p	14/06/2022	14/06/2022
	—	4,164	—	—	4,164	0.1p	0.1p	14/06/2020	14/06/2020
	—	4,164	—	—	4,164	0.1p	0.1p	14/06/2021	14/06/2021
	—	4,164	—	—	4,164	0.1p	0.1p	14/06/2022	14/06/2022
	—	55,488	—	—	55,488	0.1p	0.1p	14/06/2022	14/06/2022

Total	1,777,815	517,320	(283,164)	(30)	2,011,941

James Noble	68,122	—	(68,117)	(5)	—	0.1p	383.0p	29/12/2018	29/12/2025
	14,479	—	(14,479)	—	—	0.1p	0.1p	29/12/2018	29/12/2025
	18,636	—	—	—	18,636	0.1p	792.4p	06/01/2020	06/01/2027
	9,168	—	—	—	9,168	0.1p	0.1p	06/01/2020	06/01/2027
	17,676	—	—	—	17,676	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2019	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2028
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	138,821	25,980	(82,596)	(5)	82,200

Name of Director	At 1 Jan 2019	Granted	Exercised	Lapsed	At 31 Dec 2019	Nominal value	Exercise price	Date of vesting	Date of expiry
Cabot Brown	68,122	—	(34,056)	(6)	34,060	0.1p	383.0p	29/12/2018	29/06/2019
	14,479	—	(14,472)	(7)	—	0.1p	0.1p	29/12/2018	29/06/2019
	18,636	—	—	—	18,636	0.1p	792.4p	06/01/2020	06/01/2027
	9,168	—	—	—	9,168	0.1p	0.1p	06/01/2020	15/03/2021
	17,676	—	—	—	17,676	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	(3,576)	(4)	—	0.1p	0.1p	03/01/2019	03/01/2019
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2020
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2021
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	138,821	25,980	(52,104)	(17)	112,680

Thomas Lynch	68,122	—	—	—	68,122	0.1p	383.0p	29/12/2018	29/12/2025
	14,479	—	—	—	14,479	0.1p	0.1p	29/12/2018	29/12/2025
	18,636	—	—	—	18,636	0.1p	792.4p	06/01/2020	06/01/2027
	9,168	—	—	—	9,168	0.1p	0.1p	06/01/2020	06/01/2027
	17,676	—	—	—	17,676	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2019	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2028
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	138,821	25,980	—	—	164,801

Catherine Mackey	35,340	—	—	—	35,340	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	(3,576)	(4)	—	0.1p	0.1p	03/01/2019	03/01/2019
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2020
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2021
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	46,080	25,980	(3,576)	(4)	68,480

Alicia Secor	35,340	—	—	—	35,340	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	(3,576)	(4)	—	0.1p	0.1p	03/01/2019	03/01/2019
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2020
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2021
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	46,080	25,980	(3,576)	(4)	68,480

Name of Director	At 1 Jan 2019	Granted	Exercised	Lapsed	At 31 Dec 2019	Nominal value	Exercise price	Date of vesting	Date of expiry
William Waldegrave	35,340	—	—	—	35,340	0.1p	821.8p	03/01/2021	03/01/2028
	3,580	—	(3,576)	(4)	—	0.1p	0.1p	03/01/2019	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2020	03/01/2028
	3,580	—	—	—	3,580	0.1p	0.1p	03/01/2021	03/01/2028
	—	16,548	—	—	16,548	0.1p	1,082.0p	01/03/2022	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2020	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2021	01/03/2029
	—	3,144	—	—	3,144	0.1p	0.1p	01/03/2022	01/03/2029

Total	46,080	25,980	(3,576)	(4)	68,480

During the year ended 31 December 2019, 1,004,592 options (Fifteen-month period ended 31 December 2018: 624,780) over ordinary shares were exercised. The average exercise price for the year ended 31 December 2019 was 85.6p per ordinary share (Fifteen-month period ended 31 December 2018: 74.4p per ordinary share) and the average market price per US-listed ADS, each equivalent to 12 Ordinary shares and denominated in US Dollars, at date of exercise was $177.25 (Fifteen-month period ended 31 December 2018: $126.97).

The market price of the Company’s US-listed ADSs as at 31 December 2019 was $104.56 (Fifteen-month period ended 31 December 2018: $97.39) and the range during the year ended 31 December 2019 was $96.10 to $187.21 (Fifteen-month period ended 31 December 2018: $94.36 to $174.50).

Illustration of Total Shareholder Return

The information provided in this part of the Directors’ Remuneration Report is not subject to audit.

The graph below shows the Company’s performance, measured by total shareholder return, for the ADSs listed on NASDAQ as compared to the NASDAQ Biotech Index (“NASDAQ BTI”). GW’s ADSs are a constituent of the NASDAQ BTI, so this is considered to be the most suitable comparator index.

Total ADR Shareholder Return (US Dollars)

This graph shows the daily movements to 31 December 2019 of $100 invested in GW Pharmaceuticals plc ADRs on 1 May 2013 compared with the value of $100 invested in the Nasdaq Biotech Index.

Chief Executive Officer Total Remuneration History

The table below sets out total remuneration details for the Chief Executive Officer in British Pounds Sterling. Short-term incentives are included in the year paid.

Year ended 30 September (unless noted otherwise)	CEO Single Figure of Total Remuneration[1]	Short-Term Incentive Pay-out Against Maximum	Long-Term Incentive Vesting Rates Against Maximum Opportunity
Year ended 31 December 2019	7,188,360	80%	100%
Fifteen-months ended 31 December 2018	2,790,719	100%	100%
2017	1,610,329	100%	100%
2016	3,129,535	48%	100%
2015	1,295,928	50%	50%
2014	1,390,235	100%	100%
2013	482,084	35%	50%
2012	586,171	50%	100%
2011	541,294	30%	100%
2010	535,325	70%	100%

1	This total includes unrealised gains on share options vesting in each of the financial years shown above.

The table below shows the percentage change in remuneration of the Chief Executive Officer and the Company’s employees as a whole between 2018 and 2019.

	Percentage increase in remuneration in 2019 compared with remuneration in 2018
	CEO %	All employees %
Basic salary	8	6
Taxable benefits	33	6
Short-term incentives	30	9

The employee comparator Group consists of employees in the UK and the US. We consider this to be an appropriate comparator Group because it is representative of the Group and the employee populations are well balanced in terms of seniority and demographics. To provide a meaningful comparison of salary increases, a consistent employee comparator Group is used by which the same individuals appear in the 2018 and 2019 Group.

For this period, the Group has disclosed the Chief Executive Officer’s total pay and remuneration for 2019, compared to the 25th, 50th and 75th percentiles of the organisation.

The Group’s overall organisation continues to expand. During 2019, the total number of employees increased from to 801 to 907. This growth was split between the United Kingdom and the United States. The Group expects to increase employee numbers in major European markets in 2020 as the commercial organisation prepares and executes launches of Epidyolex across Europe.

The ratios have been calculated in accordance with the Companies (Miscellaneous Reporting) Requirements 2018 (the Regulations), we have chosen Option A which is a calculation based on all UK employees on a full-time equivalent basis as at 31 December 2019. The group in the United Kingdom represents approximately 2/3rd of all global employees. The calculation includes basic salary, taxable benefits, short-term incentives and the grant of long-term incentives compared to the global population of employees. Full-time equivalent has been determined based upon a full-time working pattern, i.e. an employee’s gross salary at 100% employment.

Year	Method	25th percentile pay ratio	50th percentile pay ratio	75th percentile pay ratio
2019	Option A	151:1	111:1	68:1

There will continue to be differences between the remuneration of the Chief Executive Officer, who is based in the United States, and the remuneration of employees based in United Kingdom due to the nature of the employment markets. However, the Group believes that the calculation above is the most reflective of the percentile analysis required by the Requirements.

The Committee is mindful of debate on executive pay and seeks to ensure that when determining the remuneration of the CEO it sends the right balance between rewarding performance in a highly competitive global executive talent market, and pay across the Group.

Relative Importance of Spend on Pay

The Committee has determined that total expenditure is the most relevant comparator for staff costs of the Group. Dividend distribution and share buy-back comparators have not been included as the Group has no history of such transactions.

The graph below shows the Group actual staff costs as at 31 December in each period, compared to total expenditure for the last two calendar years ended 31 December 2019 and 2018 respectively. This illustrates the year-on-year growth in both. Staff costs are now growing slower than total spend as a substantial proportion of the Group’s expenditure is now related to commercialisation costs directly attributable to product sales.

Relative Importance of Spend on Pay ($’000s)

Proposed Application of the Remuneration Policy for the Year Ended 31 December 2020

Executive Directors’ remuneration packages are considered annually and comprise a number of elements, as follows:

i) Fixed Elements of Remuneration

Fixed elements of remuneration including basic salary, pension contributions and other benefits will be set and paid in accordance with our Remuneration Policy. Any changes to salary will be considered in the context of a number of factors including the annual peer Group based benchmarking exercise carried out by Andersen Advisers for the Remuneration Committee, home-market location, any changes to executive responsibilities since the last review and broader employee increases.

ii) Short-Term Incentive

The Remuneration Committee met in February 2020 to assess Director and Executive Officer performance for the calendar year ended 31 December 2019. Based upon this assessment and in accordance with the Remuneration Policy Report below, the Remuneration Committee awarded a cash bonus payment to each Executive Director. Further details have been provided in the Remuneration Committee Chairman’s Annual Statement.

It is the Committee’s intention that the short-term incentive for services in 2020 will be similar to that paid in February 2020.

iii) Long-Term Incentive Plan

Equity grants under the Long-Term Incentive Plan in 2020 are expected to comprise of two elements:

o	Performance stock options, whereby the options will vest upon the third anniversary of the date of grant subject to certain corporate performance conditions having been achieved.

o

Restricted stock options (Or restricted stock units for U.S.-based Directors or Executive Officers), whereby these options are subject to a four-year service condition and vesting period. 25% of the options will vest on each anniversary of the date of grant over the next four years.

It is the Committee’s expectation that, unless a Director or Executive Officer no longer remains in employment when the service period has completed, that all market-price and restricted stock options will vest. This would be applicable to any options where vesting is scheduled to complete during 2020.

The performance stock option element of the January 2017 LTIP award was scheduled to vest on 6 January 2020. 50% of the overall awards were in the form of performance stock options, with a corporate performance condition:

o	50% vest upon receipt from FDA of their confirmation of acceptance of an Epidiolex NDA filing

o	50% vest upon FDA grant of Epidiolex regulatory approval.

100% of the 2017 LTIP award therefore vested on 6 January 2020.

iv) Non-Executive Director Fees and Equity-Based Incentives

We do not expect the level of cash-based fees to change during 2020 but we do expect there to be a further grant of equity-based incentives. This grant will be subject to approval by the executive members of the Board and is likely to be linked to a service-based condition.

Remuneration Committee Approach to Remuneration Matters

The Remuneration Committee comprises Cabot Brown and Alicia Secor under the chairmanship of Thomas Lynch.

During the year the Committee received advice from Adam George in his capacity as Company Secretary. The Committee also retained for much of 2019 Willis Towers Watson to provide ongoing peer group remuneration benchmarking, option valuations and remuneration policy related advice. In late 2019, Andersen Advisers were retained to provide benchmarking services for the 2020 annual remuneration review and remuneration policy advice for 2020. A total of $25,000 was incurred in 2019 for these services, with a further $25,000 incurred in 2020. The Committee is satisfied that both of these advisers, signatories of the Remuneration Consultants’ Code of Conduct, provide independent and objective advice.

The terms of reference of the Remuneration Committee can be found on the GW website at www.gwpharm.com.

Statement of Voting at Annual General Meeting

The Group is committed to ongoing shareholder dialogue and the Remuneration Committee takes an active interest in voting outcomes.

Voting at our shareholder meetings is generally conducted by a show of hands by shareholders who are in attendance at the meeting. Such votes have resulted in unanimous approval of the Directors’ Remuneration Report at each of the last three AGMs. No votes were withheld.

On 13 June 2019, the Group put its most recent Remuneration Policy to shareholders for approval and at the AGM held on that date, 97.45% of shareholders’ proxy votes approved the revised Policy. At that AGM, 99.49% of shareholders’ proxy votes approved the Directors’ Remuneration Report for 2018.

In the event that we experience significant levels of shareholder votes against any remuneration-related resolutions we will seek to investigate the reasons for such votes and in the event that the Remuneration Committee consider that changes to the Remuneration Policy are appropriate, we will disclose details of proposed changes in a timely manner.

Remuneration Policy Report

The information provided in this part of the Directors’ Remuneration Report is not subject to audit.

The Remuneration Policy has been designed to ensure that Executive Directors are appropriately incentivised and rewarded for their performance, responsibility and experience. The Remuneration Committee aims to ensure that the policy aligns the interests of Directors with those of shareholders.

The Remuneration Policy will next be presented to shareholders in 2022 for a binding vote, as each policy is effective from the date of the AGM and will remain in use for three years, or until a revised policy is approved by shareholders. There will continue to be an advisory vote on the Directors’ Remuneration Report presented to shareholders at the AGM on an annual basis.

For the avoidance of doubt, in approving this Directors’ Remuneration Policy, authority is given to the Company to honour any commitments entered into with current or former Directors (such as the payment of a pension or the vesting/exercise of past share awards). Details of any payments to former Directors will be set out in the Annual Report on Remuneration as they arise.

Future Policy Table

The policy table below describes GW’s shareholder-approved Remuneration Policy for Directors and seeks to explain how each element of the Directors’ remuneration packages operates:

Summary Remuneration Policy – Directors

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Salary	Rewards skills and experience and provides the basis for a competitive remuneration package

Salaries will be reviewed annually by reference to market practice and market data, on which the committee receives independent advice, rates of inflation, broader employee increases, the individual’s experience and scope of the role

Salaries will be benchmarked against comparable roles in a selected peer group of other US-listed pharmaceutical development companies with similar market capitalisations and/or scale of operational complexity. We typically expect to align salaries with the 50th percentile of peer group comparator data but may vary from this general rule where we consider that special circumstances apply or where recruitment or retention of a particular role is required

The Committee may also decide to approve future increases following changes to job responsibilities or to reflect experience within the role

			None	Salaries will not exceed the 75th percentile of peer group comparator data for the relevant role. The committee will reference alternative comparator data for roles not widely represented in the core peer group	Not applicable

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Retirement savings plan	Enables Executive Directors to build long-term retirement savings	Company contribution to a personal pension/401(k) scheme or salary supplement. Levels will be reviewed annually, and the committee may decide to increase future contribution levels should the review indicate such a change is appropriate. Statutory limits to employer contributions will be applied	None	Up to 5% of basic salary	Not applicable

Benefits	Protects against risks and provides other benefits in line with market practice

Benefits currently include death-in-service life insurance, family private medical cover, ill-health income protection and a taxed cash car allowance. The committee will review benefits offered from time to time and retains the discretion to add or substitute benefits to ensure they remain market competitive

In the event that the Group requires a Director or Executive Officer to relocate, we would offer appropriate relocation assistance and would be likely to update the package of benefits to align with local market practice, e.g. increased health insurance benefits if relocating to US

None

The disclosed taxable value of benefits and allowances is not expected to exceed 15% of salary per annum

The Committee may exceed this in the event of relocation, both on a one-off and ongoing basis to align with local market norms

Not applicable

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Short-term incentive awards	Incentivises and rewards achievement of the near-term business objectives, reflecting individual and team performance of the Directors and Executive Officers

Objectives are set at the start of each calendar year

The choice of annual performance objectives will reflect the committee’s assessment of the key milestones/metrics required to be achieved within the calendar year in order to make progress towards achieving GW’s strategic plan

Payable in cash

Clawback provisions will apply (see details below)

			None	Up to 150% of salary

The Committee retains the ability to set performance objectives annually

These objectives can be Group-based and/or individual, financial and/or non-financial, and are likely to include various milestones linked to:

•  successful execution of key elements of the Epidiolex® development programme and worldwide commercialisation;

•  identification and execution of other new orphan drug developments;

•  key regulatory steps (IND grants, NDA filings, regulatory approvals);

•  successful commercialisation of approved products, either by our own commercial organisation or by our partners;

•  the Group’s financial position and results; and

•  equity liquidity and valuation

Element of remuneration	Purpose and link to strategy	Operation	Changes to be proposed	Maximum	Performance targets
Long-term incentive awards	Rewards execution of GW’s strategic plan and growth in shareholder value over a multi-year period. Encourages achievement of strategy over the medium to long term and aligns Executive Directors’ interests with those of shareholders

Conditional awards of nominal- cost options, share options, performance shares and/or restricted shares

Awards normally vest over periods of three or more years. The committee is able to grant awards which permit phased vesting over the period

Clawback provisions will apply (see details below)

			Individual awards in any one year will not exceed the 75th percentile of peer group data	Individual awards in any one year will not exceed the 75th percentile of peer group data Expected values are calculated in accordance with generally accepted methodologies based on Black- Scholes or binomial stochastic models

Performance conditions are set at the discretion of the Remuneration Committee and will generally consist of a mixture of:

•  service requirements;

•  milestone-based events, linked to the successful execution of GW’s strategic plan, likely to include items such as positive trial results, or regulatory approvals; and

•  market-based measures such as absolute or relative share price performance

Major shareholders may be consulted as part of the process of setting performance conditions

Notes to the Policy Table

Clawback of incentives: The clawback policy provides that certain incentive compensation is recoverable from a Director if the Company is required to restate financial statements due to the misconduct of that particular Director, and that misconduct has significantly contributed to the need for the restatement. Generally, eligible incentive grants shall include cash short-term incentive awards and equity-based long-term incentive awards that have been awarded and/or vested based upon achievement of specific financial or operational goals which were deemed to have been achieved but which, following restatement, are considered to no longer have been achieved. To be effective, intention to claw back awards which have already vested and been exercised must be notified to the Director within 24 months of the award having vested. The Committee may effect a clawback either through a cash or equity repayment by the individual, or via an adjustment to an outstanding award that is yet to vest or that has vested but is not yet exercised.

Equity retention policy: To encourage executives to retain a meaningful amount of equity in the Company, a retention policy is in effect for Directors and Executive Officers. The purpose of this policy is to encourage ownership of the Company’s shares, promote alignment of the long-term interests of the Directors and Executive Officers with those of our shareholders, and promote our commitment to sound corporate governance. The policy is applicable to our Directors and Executive Officers, and certain other members of our leadership team, as nominated by our Chief Executive Officer. Under the policy, covered Directors and officers must retain an agreed proportion of each new equity grant issued to them after 1 January 2015, subject to the payment of any applicable taxes, for a period of five years from vesting until an overall level of share ownership is achieved. The target level of ownership equates to four times basic salary for the Chief Executive Officer and two times basic salary for the other Directors and Officers. The target deadline for achieving the ownership requirement is intended to be five years from implementation of the policy. Existing shareholdings or direct purchases of equity by executives shall contribute towards attainment of the targeted shareholding cap. The committee retains the power to consider an individual ineligible for future equity incentive grants if the required target has not been achieved in a timely manner, subject to the consideration of individual circumstances.

General discretions relating to the operation of incentive plans: The committee will operate all incentive plans in accordance with Plan Rules and will retain full discretion over a number of areas relating to the operation and administration of these plans. This includes, but is not limited to, determining eligibility, setting performance conditions, determining the extent to which performance conditions are achieved, leaver terms and the vehicle of delivery.

Summary Remuneration Policy – Non-Executive Directors

Element of remuneration	Purpose and link to strategy	Operation	Maximum	Performance targets
Non-executive fees	Reflects time commitments and responsibilities of each role Reflects fees paid by similarly sized companies

The remuneration of the non-executive Directors will be determined by the executive members of the Board as a whole by reference to market practice and market data, on which the committee receives independent advice, and reflects the individual’s experience, scope of the role, time commitment and changes to the job responsibilities

Fees typically consist of a basic fee for non-executive Director responsibilities plus incremental fees for additional roles/responsibilities such as chairmanship of Board sub-committees, senior non-executive Director and US representative Director roles

Fees can be paid in the form of cash or shares to be held until the individual retires from the Board. Any element of fees paid in the form of shares will not be subject to performance conditions

The non-executive Directors do not receive any pension from the Company, nor do they participate in any performance-related incentive plans

			The value of individuals’ aggregate fees will not exceed the 75th percentile of peer group comparator data	Not applicable

All-Employee Comparison

The following differences exist between the Company’s policy for the remuneration of Directors and Executive Officers as set out above and its approach to the payment of employees generally:

•	Benefits offered to other employees are consistent with those offered to the Directors and Executive Officers.

•

All US-based employees are entitled to a contribution from the Company towards a 401(k) scheme. This is generally at the same level as contributions paid to the personal pension/401(k) schemes of the US-based Executive Director. UK-based employees are entitled to a personal pension scheme contribution equating to 6.67% of basic salary. UK-based directors do not currently receive an employer’s pension contribution.

•

All employees are able to participate in the LTIP schemes although the size of LTIP awards tends to increase with seniority as there is a greater emphasis on performance-related pay for senior members of staff.

•	A lower level of maximum annual bonus/short-term incentive opportunity typically applies to other employees.

Approach to Recruitment Remuneration

The remuneration package for a new Director or Executive Officer, to include basic salary, benefits, pension, annual bonus/short-term incentive and long-term incentive awards, will be set in accordance with the terms of the Company’s prevailing approved Remuneration Policy at the time of appointment. The Committee will consider the role, responsibility and experience of the candidate and will seek independent advice and market data to help derive an appropriate level of remuneration in order to secure the right candidate with the required skills and experience for the role.

To facilitate recruitment, the Committee may offer additional cash and/or share-based remuneration to take account of, and compensate for, remuneration that the Director or Executive Officer is required to relinquish when leaving a former employer, or to ensure that a fully market-competitive package is offered to the candidate. Any such offer would take into account the nature, time horizon and performance conditions attached to any waived remuneration.

For an internal Director and Executive Officer appointment, any variable pay element awarded in respect of the prior role will be allowed to pay out according to its terms. In addition, any other contractual remuneration obligations existing prior to appointment may continue.

For external and internal appointments, the committee may agree that the Group will provide reasonable relocation support. In all cases, the committee will ensure that decisions made are in the best interests of the Group.

The remuneration for any non-executive appointments will be set in accordance with the prevailing Remuneration Policy. Typically, the first grant of equity-based incentive awards made after appointment of a new non-executive to the Board will be increased by 50%. No additional cash payments will usually be made.

Service Contracts

It is Group policy that Executive Directors should have contracts with an indefinite term providing for a maximum of 12 months’ notice. New appointees to the Board are typically given a six-month notice period which can then be increased to 12 months’ notice, at the discretion of the Remuneration Committee, once the new appointee is considered to be established within their role.

Executive Directors’ service contracts, which include details of remuneration, have been filed with the US Securities and Exchange Commission and so are publicly available on Form 10-K which was filed with the US Securities and Exchange Commission on 27 February 2020.

Details of Directors’ service contracts are as follows:

Director	Date of contract		Notice period
Executive
Dr Geoffrey Guy	March 2013		12 months
Justin Gover	February 2013	[1]	12 months

Non-executive
James Noble	February 2016		3 months
Thomas Lynch	February 2013		3 months
Cabot Brown	January 2016		3 months
Catherine Mackey	December 2017		3 months
Alicia Secor	December 2017		3 months
William Waldegrave	December 2017		3 months

1	Justin Gover’s service contract was transferred and subject to amendment in July 2015. The majority of clauses were retained, including notice period.

The non-executive Directors have service agreements which are subject to a three month notice period. Their remuneration is reviewed by the executive members of the Board, annually. In accordance with the Company’s Articles of Association, non-executive Directors are included in the requirement that one-third of Directors are subject to retirement by rotation at each AGM. Dr Geoffrey Guy and Cabot Brown will be retiring by rotation at the next AGM and, being eligible, they will seek re-election.

Illustrations of the Application of the Remuneration Policy – Performance and Remuneration Scenarios

The following table and graphical illustrations provide an illustration of the potential remuneration for the year ended 31 December 2020 for each of the Directors, computed in accordance with the Remuneration Policy outlined above for each of three performance scenarios, as follows:

The following table and graphs provide an illustration of the potential remuneration. In interpreting these scenarios it is very important to note that it is likely that a significant proportion of future long-term equity incentive grants to the Executive Directors are likely to consist partly of share options which will only have value to the Executive Directors if they are successful in generating share price growth during the vesting period. The Remuneration Committee believes that this approach will align the interests of Executive Directors with those of our shareholders. The face value of equity incentive awards shown in the graphical illustrations below is not therefore indicative of the amount that the Directors will earn from these awards in future, as it is principally the future growth in value of these awards that will generate a financial return for each Director:

Minimum – fixed elements of remuneration

This scenario assumes that the current basic salary for each Director is as per the Remuneration Committee determination in February 2020 (see page XX).

The value of benefits receivable for the year ended 31 December 2020 assumed to be equal to the value of benefits received in the year ended 31 December 2019 as set out in the single total figure of remuneration table on page 14.

The pension or 401k contribution receivable by each Director for the year ended 31 December 2019 is assumed to be in line with the current level of contributions.

No short-term incentive payment is assumed for any Director. No vesting of long-term equity-based incentives is assumed.

Performance in line with expectations

This scenario is illustrative only and is not expected to be predictive of 2020 remuneration for either of the Executive Directors.

Fixed elements of remuneration, as set out above, plus:

On-target level of short-term incentive payment, for the Chief Executive Officer, is taken to be 70% of basic salary, being the on-target amount for 2020.

The Chairman is not entitled to an annual bonus.

This scenario assumes the grant of equity-based incentives with a Black-Scholes valuation at grant equivalent to 750% of basic salary to the CEO and 450% for the Chairman. It is then assumed that 50% of these awards will vest. We are required to illustrate the face value of these awards, i.e. where awards consist of market priced option awards, the face value is derived by multiplying the number of options granted by the exercise price. For the purposes of the illustrations below, we have assumed that the face value of options will equate to 160% of the Black-Scholes value. This has been derived by reference to the most recent equity incentive award to the Directors in 2019.

No account is taken of share price growth over the vesting period.

Maximum remuneration receivable

This scenario is illustrative only and is not expected to be predictive of 2020 remuneration for either of the Executive Directors.

Fixed elements of remuneration, as set out above, plus:

On-target level of short-term incentive payment, for the Chief Executive Officer, is taken to be 150% of basic salary, being the maximum percentage that can be awarded by the Remuneration Committee.

This scenario assumes the grant to the Chief Executive Officer, of the maximum possible number of equity-based incentives per the above policy, being awards with a Black-Scholes valuation at grant equivalent to the 75th percentile of the peer group data. For 2020, this was calculated as being 770% of gross salary.

We are required to illustrate the face value of these awards, i.e. where awards consist of market priced option awards, the face value is derived by multiplying the number of options granted by the exercise price. For the purposes of the\ illustrations below, we have assumed that the face value of options will equate to 160% of the Black-Scholes value. This has been derived by reference to the most recent equity incentive award to the Directors in 2019. For illustrative purposes, it is then assumed that 100% of these awards will vest.

No account is taken of share price growth over the vesting period.

Operation of the equity retention policy, outlined above, will also mean that Executive Directors may only be able to realise a proportion of the illustrated incentive gains in 2020 as they are likely to be required to retain equity shares acquired under such schemes for an extended period.

Chief Executive Officer $’000s

Chairman $’000s

Policy for Payments for Loss of Office

The Committee’s approach to payments in the event of termination is to take account of the individual circumstances including the reason for termination, individual performance, contractual obligations and the terms of the LTIPs in which the Director participates. On notice from the Company, the Company will normally continue to pay salary, pension and other benefits during the balance of the notice period while the individual remains an employee. Although the Director employment contracts do not provide for payment in lieu of notice, the Remuneration Committee may offer payment in lieu of notice if they consider that it is in the best interests of the Company, subject to such payment not exceeding the contractual notice entitlement. The committee may also approve other limited payments in connection with a departure, which may include legal fees connected to the departure, untaken holiday/accrued vacation, out-placement and repatriation.

There is no automatic contractual entitlement to bonus on termination although this may be considered.

Unvested LTIP awards normally lapse although the Committee retains the power to determine, in accordance with the good leaver provisions of the LTIP scheme rules, what proportion of unvested awards will be retained and what proportion will lapse. In determining this, the Committee will give consideration to the reason for leaving, the extent of achievement of performance conditions at the date of leaving and may decide to time pro-rate awards.

Statement of Consideration of Employment Conditions Elsewhere in the Company

During the annual review of remuneration, the Committee considers the remuneration and terms and conditions for the broader employee population when determining the extent of basic salary increases for the Directors. Employees have not been consulted in respect of the design of the Company’s senior executive Remuneration Policy to date although the Committee will keep this under review.

Statement of Shareholder Views

The Remuneration Committee considers shareholder feedback received in relation to the AGM each year at a meeting immediately following the AGM. This feedback, plus any additional feedback received from shareholders in respect of remuneration matters during the financial year, is then considered as part of the Company’s annual review of Remuneration Policy.

Approval

This report was approved by the Board of Directors on 18 March 2020 and signed on its behalf by:

Justin Gover

Director

18 March 2020

Form of Proxy

GW PHARMACEUTICALS PLC

(the “Company”)

ANNUAL GENERAL MEETING

FORM OF PROXY

I/We (see Note (1) _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ )  Block

  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ )  capitals of _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ )  please being (a) Member(s) of the Company, hereby appoint the Chairman of the Meeting/ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

(see Note (2)) as my/our proxy to attend, speak and vote for me/us on my/our behalf in relation to  _ _ _ _ _ _ _ _ _ _ _ _

Ordinary Shares or 0.1p in the capital of the Company held by me/us (for the appointment of more than one proxy see Note (13)) at the Annual General Meeting of the Company to be held at Kingsgate House, Newbury Rd, Andover, SP10 4DU, England on 26 May 2020 at 4.00 pm and at any adjournment thereof.

In respect of the following Resolutions my/our proxy is instructed to vote as shown by “X” below (see note (4)).

RESOLUTIONS				VOTE
Ordinary Resolution		FOR	AGAINST	WITHHELD	DISCRETIONARY

1.	To re-elect Dr. Geoffrey Guy as a Director	☐	☐	☐	☐

2.	To re-elect Cabot Brown as a Director	☐	☐	☐	☐

3.	To approve the 2020 Long Term Incentive Plan	☐	☐	☐	☐

4.	To approve the Directors’ Remuneration Report	☐	☐	☐	☐

5.	To approve the compensation of the Company’s named executive officers	☐	☐	☐	☐

6.	To ratify the appointment of Deloitte and Touche LLP as the Company’s US public accounting firm	☐	☐	☐	☐

7.	To re-appoint Deloitte LLP as the UK Auditor	☐	☐	☐	☐

8.	To authorise the Directors to determine the Auditors’ remuneration	☐	☐	☐	☐

9.

To receive and adopt the Directors’ and Auditors’ Reports and Statement of Accounts for the 12-month period ended

31 December 2019 and note that the Directors do not recommend the payment of a dividend

		☐	☐	☐	☐

10.	To authorise the Directors to allot shares pursuant to Section 551 of the Companies Act 2006 (the “2006 Act”)	☐	☐	☐	☐

Special Business

11.	Subject to the passing of Resolution 10 to authorise the Directors to allot equity securities, under Section 570 of the 2006 Act as it Section 561(1) of the 2006 Act did not apply to such allotment	☐	☐	☐	☐

Please tick this box if this is one of multiple proxy votes (see note (3))		☐

DATED _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ 2020

Signature or common seal  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ (See Notes (5) and (6))

Notes

(1)

Any member entitled to attend, speak and vote at the meeting may appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a member of the Company but must attend the meeting.

(2)

To appoint as your proxy a person other than the Chairman of the meeting, insert their full name on the dotted line. If you sign and return this proxy form with no name inserted on the dotted line, the Chairman of the meeting will be deemed to be your proxy. Where you appoint as your proxy someone other than the Chairman, you are responsible for ensuring that they attend the meeting and are aware of your voting instructions.

(3)

You may appoint more than one proxy if each proxy is appointed to exercise the rights attached to different shares held by you. To appoint more than one proxy, additional forms may be obtained from the Company’s registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF or you may copy this form. If necessary please indicate the number of Ordinary Shares in relation to which your proxy is authorised to act. If you leave the number of Ordinary Shares blank, you will be deemed to have appointed your proxy in relation to all Ordinary Shares held by you. Please indicate by ticking the box provided, if the proxy appointment is one of multiple appointments being made by you. All forms must be signed and should be returned together.

(4)

Please indicate with an “X” in the space provided how you wish your votes to be cast in respect of the resolutions to be proposed. If you want your proxy to vote in a certain way on the resolutions specified, please place an “X” in the appropriate box. If you select “Discretionary” or fail to select any of the given options your proxy can vote as he/she chooses or can decide not to vote at all. The proxy can also do this on any other resolution that is put to the meeting. The “Vote Withheld” option is to enable you to abstain on any particular resolution. However, it should be noted that a “Vote Withheld” is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” and “Against” a resolution.

(5)

In the case of a corporation, the form of proxy must be executed under its common seal or signed on its behalf by a duly authorised attorney or duly authorised officer of the corporation. A corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.

(6)

In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register of members for certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(7)

Only those members registered in the register of members of the Company as at 4:00 p.m. London time (11:00 a.m. New York City time) on 21 May 2020 or, in the event that the meeting is adjourned, in such register not later than 48 hours before the time of the adjourned meeting, shall be entitled to attend, or vote (whether in person or by proxy) at the meeting in respect of the number of shares registered in their names at the relevant time.

(8)

The completion and return of a form of proxy will not preclude a member from attending in person at the meeting and voting should he/she wish to do so, but if a member appoints a proxy and attends the meeting in person, the proxy appointment will automatically be terminated.

(9)

To be valid, this form of proxy (including any power of attorney or other authority (if any) under which it is signed or a notarially certified copy of such power or authority) must be duly completed, signed and received by the Company’s registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF not less than 48 hours (not including non-business days) before the time appointed for holding the meeting or any adjourned meeting or, in the case of a poll taken subsequently to the date of the Annual General Meeting, not less than 24 hours before the time appointed for the taking of the poll.

(10)

The appointment under this form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Link Asset Services, PXS1, 34 Beckenham Road, Beckenham, Kent BR3 4ZF not less than 48 hours (not including non-business days) before the time fixed for the holding of the Annual General Meeting or any adjournment thereof (as the case may be).

(11)

Shares held in uncertificated form (i.e. in CREST) may be voted through the CREST Proxy Voting Service in accordance with the procedures set out in the CREST manual (CREST ID Code (RA10)), further details of which are included in the Notice of Annual General Meeting of the Company to be held on 20 May 2020.

Voting by proxy prior to the meeting does not affect your right to attend the meeting and vote in person, should you so wish. You are advised to submit your proxy vote electronically via www.signalshares.com as soon as possible, but in any event no later than 4:00 p.m. on 21 May 2020.